Exhibit 10.5

EXECUTION VERSION

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS SECOND AMENDMENT dated as of June 29, 2020 (the or this “Second Amendment”) to the Note Purchase Agreement (as defined below) is among Pebblebrook Hotel, L.P., a Delaware limited partnership (the “Company”), Pebblebrook, Hotel Trust, a Maryland real estate investment trust (the “Parent REIT”) and each of the institutions set forth on the signature pages to this Second Amendment (collectively, the “Noteholders”).

RECI TALS

A.The Company and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated as of November 12, 2015, as amended by that certain First Amendment dated as of October 13, 2017 (the “Note Purchase Agreement”). The Company has heretofore issued (i) $60,000,000 aggregate principal amount of its 4.70% Senior Notes, Series A, due December 1, 2023 (the “Series A Notes”) and (ii) $40,000,000 aggregate principal amount of its 4.93% Senior Notes, Series B, due December 1, 2025 (the “Series B Notes” and, together with the Series A Notes, the “Notes”) pursuant to the Note Purchase Agreement.

B.The Company, the Parent REIT and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

C.Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement, as amended by this Second Amendment, unless herein defined or the context shall otherwise require.

D.All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

STATEMENT OF AGREEMENT

NOW, THEREFORE, the Company, the Parent REIT and the Noteholders, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby agree as follows:

ARTICLE I

AMENDMENTS TO NOTE PURCHASE AGREEMENT

Effective upon the Second Amendment Effective Date (as hereinafter defined), the Note Purchase Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double−underlined text (indicated textually in the same manner as the following example: double−underlined text) as set forth in the composite conformed copy of the Note Purchase Agreement attached hereto as Exhibit A

ARTICLE II
CONDITIONS TO EFFECTIVENESS

Section 2.1. This Second Amendment shall not become effective until, and shall become effective (the “Second Amendment Effective Date”) when, each and every one of the following conditions shall have been satisfied:

(a)executed counterparts of this Second Amendment, duly executed by the Company, the Parent REIT and the Noteholders, shall have been delivered to the Noteholders;

(b)executed counterparts of the Intercreditor Agreement, duly executed by Truist Bank, as Senior Notes Collateral Agent (the “Senior Notes Collateral Agent”) and the other parties thereto, shall have been delivered to the Noteholders;

(c)executed counterparts of Collateral Agency Agreement, duly executed by the Senior Notes Collateral Agent and the Noteholders, shall have been delivered to the Noteholders;

(d)the Noteholders shall have received a duly executed and delivered copy of the amendments to each Material Credit Facility dated as of the date hereof, in form and substance reasonably satisfactory to the Noteholders;

(e)the Noteholders shall have received a copy of the agreed form of the Pledge Agreement, in form and substance reasonably satisfactory to the Noteholders;

(f)the Noteholders shall have received a copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this Second Amendment, certified by its Secretary or an Assistant Secretary;

(g)the Noteholders shall have received the favorable opinion of counsel to the Company as to the matters set forth in Sections 3.1(a), 3.1(b) and 3.1(c) hereof, which opinion shall be in form and substance satisfactory to the Noteholders; and

(h)	the representations and warranties of the Company set forth in Section 3.1 hereof are true and correct on and with respect to the date hereof;

(i)each Noteholder shall have received an amendment fee which shall be equal to 7.5 basis points (.075%) of the outstanding amount of Notes held by such Noteholder; and

(j)the Company shall have paid the fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Second Amendment.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 3.1. To induce the Noteholders to execute and deliver this Second Amendment, the Company and the Parent REIT represents and warrants (which representations and warranties shall survive the execution and delivery of this Second Amendment), to the Noteholders that:

(a)this Second Amendment has been duly authorized, executed and delivered by the Company and the Parent REIT and this Second Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company and the Parent REIT enforceable against each in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b)the Note Purchase Agreement and the Notes, as amended by this Second Amendment, constitute the legal, valid and binding obligations, contract and agreement of the Company and the Parent REIT enforceable against each in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c)the execution, delivery and performance by the Company and the Parent REIT of this Second Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws,
(2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, any Material Credit Facility, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 3.1(c);

(d)as of the date hereof and after giving effect to this Second Amendment, no Default or Event of Default has occurred which is continuing; and

(e)neither the Parent REIT, the Company nor any of its Subsidiaries has paid or agreed to pay any fees or other consideration to the lenders under any Material Credit Facility or any agent acting on their behalf, except for customary and usual commitment and arrangement fees and agent fees paid in connection with entering into any Material Credit Facility, and reasonable out of pocket expenses, including attorneys’ fees, incurred in connection therewith.

ARTICLE IV
MISCELLANEOUS

Section 4.1. This Second Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.2. The Parent REIT, on behalf of each Subsidiary Guarantor (a) acknowledges and consents to all of the terms and conditions of this Second Amendment, (b) affirms all of its obligations under the Subsidiary Guaranty, (c) agrees that this Second Amendment and all documents delivered in connection herewith do not operate to reduce or discharge its obligations under the Note Purchase Agreement or the Subsidiary Guaranty, and (d) agrees that this Second Amendment and all documents delivered in connection herewith do not operate as a waiver of any Default or Event of Default that may exist prior to the effectiveness of this Second Amendment.

Section 4.3. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Purchase Agreement without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

Section 4.4. The descriptive headings of the various Sections or parts of this Second

Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.5. This Second Amendment shall be governed by and construed in accordance with New York law.

[Remainder of page intentionally left blank]

The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

Very truly yours,

PEBBLEBROOK HOTEL, L.P., a Delaware
limited partnership

By:    PEBBLEBROOK HOTEL TRUST, a Maryland Real Estate Investment Trust, its general partner

By :    /s/ Raymond D. Martz
Name: Raymond D. Martz
Title: Executive Vice President and Chief Financial Officer

PEBBLEBROOK HOTEL TRUST, a Maryland Real Estate Investment Trust

By :    /s/ Raymond D. Martz
Name: Raymond D. Martz
Title: Executive Vice President and Chief Financial Officer

Signature Page to Second Amendment to Note Purchase Agreement

As of the date first written above.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Barings LLC as Investment Adviser

By	/s/ Jim Moore
Name: Jim Moore
Title: Managing Director

YF LIFE INSURANCE INTERNATIONAL LIMITED
By: Barings LLC as Investment Adviser

By	/s/ Jim Moore
Name: Jim Moore
Title: Managing Director

As of the date first written above.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
By: Allianz Global Investors U.S. LLC
As the authorized signatory and investment manager

By     /s/ Lawrence Halliday
Name:Lawrence Halliday
Title: Managing Director

As of the date first written above.

THE GUARDIAN LIFE INSURANCE COMPANY OF
AMERICA

By    /s/ Timothy Powell
Name:Timothy Powell
Title: Managing Director

EXHIBIT A

Composite Conformed Copy of Note Purchase Agreement Reflecting Second Amendment to the Note Purchase Agreement [see attached]

EXECUTION VERSION

EXHIBIT A
PEBBLEBROOK HOTEL, L.P.
$60,000,000 4.70% Senior Notes, Series A, due December 1, 2023

$40,000,000 4.93% Senior Notes, Series B, due December 1, 2025

______________
NOTE PURCHASE AND GUARANTEE AGREEMENT
______________
Dated November 12, 2015

SECTION 7.	INFORMATION AS TO COMPANY.	15
Section 7.1.	Financial and Business Information.	15
Section 7.2.	Officer’s Certificate.	17
Section 7.3.	Visitation.	18
Section 7.4.	Electronic Delivery.	18
SECTION 8.	PAYMENT AND PREPAYMENT OF THE NOTES.	19
Section 8.1.	Maturity.	19
Section 8.2.	Optional Prepayments with Make‑Whole Amount.	19
Section 8.3.	Allocation of Partial Prepayments.	20
Section 8.4.	Maturity; Surrender, Etc	20
Section 8.5.	Purchase of Notes.	20
Section 8.6.	Make‑Whole Amount.	21
Section 8.7.	Prepayment of Notes upon Change in Control.	22
Section 8.8.	Payments Due on Non‑Business Days.	23
Section 8.9.	Prepayment of Notes upon Waiver Period Event.	23
SECTION 9.	AFFIRMATIVE COVENANTS.	~~23~~	24
Section 9.1.	Compliance with Laws.	~~23~~	24
Section 9.2.	Insurance.	~~24~~	25
Section 9.3.	Maintenance of Properties.	~~24~~	25
Section 9.4.	Payment of Taxes and Claims.	~~24~~	25
Section 9.5.	Legal Existence, Etc.	~~24~~	25
Section 9.6.	Notes to Rank Pari Passu.		25
Section 9.7.	Books and Records.	~~25~~	26
Section 9.8.	Subsidiary Guarantors.	~~25~~	26
Section 9.9.	Most Favored Lender Status.	~~26~~	27
Section 9.10.	Collateral.		28
Section 9.11.	Note Rating.	~~27~~	30
SECTION 10.	NEGATIVE COVENANTS.	~~27~~	30
Section 10.1.	Transactions with Affiliates.	~~27~~	30
Section 10.2.	Merger, Consolidation, Etc.	~~28~~	30
Section 10.3.	Line of Business.	~~29~~	31
Section 10.4.	Terrorism Sanctions Regulations.	~~29~~	31
Section 10.5.	Liens.	~~29~~	32
Section 10.6.	Financial Covenants.	~~31~~	33
Section 10.7.	Dispositions.	~~33~~	37
Section 10.8.	Restricted Payments.	~~35~~	38
Section 10.9.	Investments.	~~35~~	39
Section 10.10.	Enhanced Negative Covenants.		41
SECTION 11.	EVENTS OF DEFAULT.	~~37~~	42
SECTION 12.	REMEDIES ON DEFAULT, ETC.	~~39~~	45
Section 12.1.	Acceleration.	~~39~~	45
Section 12.2.	Other Remedies.	~~40~~	45
Section 12.3.	Rescission.	~~40~~	45
Section 12.4.	No Waivers or Election of Remedies, Expenses, Etc.	~~41~~	46
SECTION 13.	PARENT GUARANTY, ETC.	~~41~~	46
Section 13.1.	Parent Guaranty.	~~41~~	46
Section 13.2.	Obligations Unconditional.	~~41~~	47

Section 13.3.	Marshalling and Accounts.	~~44~~	50
Section 13.4.	General Limitation on Guarantee Obligations.	~~45~~	50
SECTION 14.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.	~~45~~	50
Section 14.1.	Registration of Notes.	~~45~~	50
Section 14.2.	Transfer and Exchange of Notes.	~~45~~	51
Section 14.3.	Replacement of Notes.	~~46~~	51
SECTION 15.	PAYMENTS ON NOTES.	~~46~~	52
Section 15.1.	Place of Payment.	~~46~~	52
Section 15.2.	Home Office Payment.	~~46~~	52
SECTION 16.	EXPENSES, ETC.	~~47~~	52
Section 16.1.	Transaction Expenses.	~~47~~	52
Section 16.2.	Survival.	~~47~~	53
SECTION 17.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.	~~48~~	53
SECTION 18.	AMENDMENT AND WAIVER.	~~48~~	53
Section 18.1.	Requirements.	~~48~~	53
Section 18.2.	Solicitation of Holders of Notes.	~~48~~	54
Section 18.3.	Binding Effect, Etc	~~49~~	54
Section 18.4.	Notes Held by Company, Etc	~~49~~	54
SECTION 19.	NOTICES.	~~49~~	55
SECTION 20.	REPRODUCTION OF DOCUMENTS.	~~50~~	55
SECTION 21.	CONFIDENTIAL INFORMATION.	~~50~~	56
SECTION 22.	SUBSTITUTION OF PURCHASER.	~~51~~	57
SECTION 23.	MISCELLANEOUS.	~~52~~	57
Section 23.1.	Successors and Assigns.	~~52~~	57
Section 23.2.	Accounting Terms.	~~52~~	57
Section 23.3.	Severability.	~~53~~	58
Section 23.4.	Construction, Etc	~~53~~	58
Section 23.5.	Counterparts.	~~53~~	59
Section 23.6.	Governing Law.	~~53~~	59
Section 23.7.	Jurisdiction and Process; Waiver of Jury Trial.	~~53~~	59
Section 23.8.	Subordination.		59

SCHEDULE A	— Defined Terms

SCHEDULE 1(a)	— Form of 4.70% Senior Note, Series A, due December 1, 2023

SCHEDULE 1(b)	— Form of 4.93% Senior Note, Series B, due December 1, 2025

SCHEDULE 2.2	— Form of Subsidiary Guaranty

SCHEDULE 4.4(a)	— Form of Opinion of Special Counsel for the Company and the Guarantors

SCHEDULE 4.4(b)	— Form of Opinion of Special Counsel for the Purchasers

SCHEDULE 5.3	— Disclosure Materials

SCHEDULE 5.4	— Subsidiaries of the Company and Ownership of Subsidiary Stock

SCHEDULE 5.5	— Financial Statements

SCHEDULE 5.15	— Existing Indebtedness

SCHEDULE B	— Information Relating to Purchasers

EXHIBIT A	— Liquidity Compliance Certificate

EXHIBIT B	— Pledge Agreement

PEBBLEBROOK HOTEL, L.P.
7315 Wisconsin Ave., 1110 W
Bethesda, MD 20814

$60,000,000 4.70% Senior Notes, Series A, due December 1, 2023
$40,000,000 4.93% Senior Notes, Series B, due December 1, 2025

November 12, 2015

TO EACH OF THE PURCHASERS LISTED IN
SCHEDULE B HERETO:

Ladies and Gentlemen:

Pebblebrook Hotel, L.P., a Delaware limited partnership (together with any successor thereto that becomes a party hereto pursuant to Section 10.2, the “Company”) and Pebblebrook, Hotel Trust, a Maryland real estate investment trust (together with its successors and assigns, the “Parent REIT”), agree with each of the Purchasers as follows:

SECTION 1.    AUTHORIZATION OF NOTES.

The Company will authorize the issue and sale of (i) $60,000,000 aggregate principal amount of its 4.70% Senior Notes, Series A, due December 1, 2023 (the “Series A Notes”) and (ii)
$40,000,000 aggregate principal amount of its 4.93% Senior Notes, Series B, due December 1, 2025 (the “Series B Notes” and, together with the Series A Notes, as amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13, the “Notes”). The Series A Notes shall be substantially in the form set out in Schedule 1(a) and the Series B Notes shall be substantially in the form set out in Schedule 1(b). Certain capitalized and other terms used in this Agreement are defined in Schedule A. References to a “Schedule” are references to a Schedule attached to this Agreement unless otherwise specified. References to a “Section” are references to a Section of this Agreement unless otherwise specified.

SECTION 2.    SALE AND PURCHASE OF NOTES.

Section 2.1. Purchase and Sale of Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, the relevant Notes in the respective principal amount(s) and in the Series specified opposite such Purchaser’s name in Schedule B at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Section 2.2. Affiliate Guaranties. The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement will be absolutely and unconditionally guaranteed by the Parent REIT pursuant to the Parent Guaranty as set forth in Section 13 and by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty substantially in the form of Schedule 2.2 attached hereto and made a part hereof (the “Subsidiary Guaranty”).

SECTION 3.    CLOSING.

The execution of the Note Purchase Agreement shall occur at the office of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 on November 12, 2015 (the “Execution Date”). The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 at 10:00 A.M. Chicago time, at a closing (the “Closing”) on December 1, 2015. At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note of each Series to be purchased by such Purchaser (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number Pebblebrook Hotel L.P. at U.S. Bank, N.A., Antioch, TN, ABA 064000059, Account #151203840377. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction or such failure by the Company to tender such Notes.

SECTION 4.    CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1. Representations and Warranties. (a) The representations and warranties of the Company in this Agreement shall be correct when made and at the time of such Closing.

(b) The representations and warranties of the Guarantors in this Agreement and the Affiliate Guaranties, as applicable, shall be correct when made and at the time of such Closing.

Section 4.2. Performance; No Default. (a) The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and from the Execution Date to the Closing assuming that Sections 9 and 10 of this Agreement are applicable. From the Execution

Date until the Closing, before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default, Event of Default or Change in Control shall have occurred and be continuing. None of the Company Parties shall have entered into any transaction since the date of the Information Memorandum that would have been prohibited by Section 10 had such Section applied since such date.

(b) Each Guarantor shall have performed and complied with all agreements and conditions contained in this Agreement and the applicable Affiliate Guaranty required to be performed and complied with by it prior to or at the Closing, and immediately after giving effect to the issue and sale of Notes at the Closing (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. None of the Company Parties shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.

Section 4.3. Compliance Certificates. (a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1(a), 4.2(a) and 4.9 have been fulfilled.

(b)Guarantor Officer’s Certificate. Each Guarantor shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Section 4.1(b), 4.2(b) and 4.9 have been fulfilled.

(c)Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other entity organizational proceedings relating to the authorization, execution and delivery of the Notes and this Agreement and (ii) the Company’s Organization Documents as then in effect.

(d)Guarantor Secretary’s Certificate. Each Guarantor shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of the Closing, certifying as to the resolutions attached thereto and other entity organizational proceedings relating to the authorization, execution and delivery of this Agreement (in the case of the Parent REIT) and the applicable Affiliate Guaranty.

(e)Certificates. The certificates provided under this Section 4.3 may be combined and delivered as one or more certificates.

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Honigman Miller Schwartz and Cohn LLP, counsel for the Company and the Guarantors, covering the matters set forth in Schedule 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of the Closing, such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the Execution Date. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Sale of Other Notes. Contemporaneously with the Closing, the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule B.

Section 4.7. Payment of Special Counsel Fees. Without limiting Section 15.1, the Company shall have paid on or before the Execution Date and the Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Execution Date and the Closing.

Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes of each Series.

Section 4.9. Changes in Corporate Structure. The Company Parties shall not have changed their respective jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10. Affiliate Guaranties. The Affiliate Guaranties shall have been executed and delivered by each Guarantor and shall be in full force and effect.

Section 4.11. Funding Instructions. At least three (3) Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including
(i)the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Notes is to be deposited.

Section 4.12. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PARENT REIT.

The Company and the Parent REIT represent and warrant to each Purchaser as of the Execution Date and as of the Closing that:

Section 5.1. Organization; Power and Authority. The Company and the Parent REIT are each an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and duly qualified as a foreign entity and in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Company and the Parent REIT has the entity organizational power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Parent Guaranty and the Notes, as applicable and to perform the provisions hereof and thereof.

Section 5.2. Authorization, Etc. This Agreement, the Affiliate Guaranties and the Notes have been duly authorized by all necessary entity organizational action on the part of the Company Parties party thereto, and this Agreement and each Affiliate Guaranty constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of each Company Party party thereto, enforceable against such Company Party party thereto in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. The Company, through its agent, U.S. Bancorp Investments, Inc. and Wells Fargo Securities LLC, has delivered to each Purchaser a copy of an Information Memorandum, dated August 2015 (the “Information Memorandum”), relating to the transactions contemplated hereby. The Information Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Information Memorandum, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company and the Parent REIT prior to September 9, 2015 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. No representation is made as to any projections included in the Disclosure Documents other than that such projections are based on information that the Company and the Parent REIT believed to be accurate as of the date of preparation and were calculated in a manner the Company and the Parent REIT believe to be reasonable. Except as disclosed in the Disclosure Documents, since December 31, 2014, there has been no change in the financial condition, operations, business, properties or prospects of the Company Parties, taken as a whole, except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company or the Parent REIT that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Company Parties as of the date of the Closing showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by each Company Party, (ii) the Parent REIT’s and the Company’s Affiliates, other than Subsidiaries, and (iii) the Parent REIT’s and the Company’s directors and senior officers.

(b)    All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company Parties have been validly issued, are fully paid and non-assessable and are owned by such Company Party or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.

(c)    Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d)    No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Parent REIT or the Company or any of their respective Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5. Financial Statements; Material Liabilities. The Parent REIT and the Company have delivered to each Purchaser copies of the financial statements of the Parent REIT and its Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company Parties as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company Parties do not have any Material liabilities that are not disclosed in the Disclosure Documents.

Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company Parties of this Agreement, the Affiliate Guaranties and the Notes to which they are a party, will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Company Party under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which any Company Party is bound or by which any Company Party or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to any Company Party or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Company Party.

Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company Parties of this Agreement, the Affiliate Guaranties or the Notes, as applicable.

Section 5.8. Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Parent REIT or the Company, threatened against or affecting any Company Party or any property of the Company Parties in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) No Company Party is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes. Each Company Party has filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which, individually or in the aggregate, is not Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which a Company Party has established adequate reserves in accordance with GAAP. Neither the Parent REIT nor the Company knows of any basis for any other tax or assessment that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company Parties in respect of U.S. federal, state or other taxes for all fiscal periods are adequate. The U.S. federal income tax liabilities of the Company Parties have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended 2011.

Section 5.10. Title to Property; Leases. The Company Parties have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company Parties after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect except where the failure to be in full force and effect could not reasonably be expected to have a Material Adverse Effect.

Section 5.11. Licenses, Permits, Etc. (a) The Company Parties own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

(b)To the best knowledge of the Parent REIT and the Company, no product or service of any Company Party infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c)To the best knowledge of the Parent REIT and the Company, there is no Material violation by any Person of any right of any Company Party with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by any Company Party.

Section 5.12. Compliance with ERISA. (a) Each Company Party and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No Company Party nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by any Company Party or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of any Company Party or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)	Neither the Company, the Parent REIT nor their respective ERISA Affiliates maintain or contribute to any Plan that is subject to Title IV of ERISA.

(c)Each Company Party and their ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)The expected postretirement benefit obligation (determined as of the last day of the Parent REIT’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company Parties is not Material.

(e)The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Parent REIT and the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.13. Private Offering. Neither the Parent REIT, the Company nor anyone acting on its or their behalf has offered the Notes, Affiliate Guaranties or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than twelve (12) other Institutional Investors, each of which has been offered the Notes and the Affiliate Guaranties at a private sale for investment. Neither the Parent REIT, the Company nor anyone acting on its or their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes hereunder to reduce outstanding indebtedness under the Bank of America Credit Facility and for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company Parties and the Parent REIT does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness; Future Liens. (a) Except as described therein,
Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the

Company Parties as of September 30, 2015 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranties thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of such Indebtedness. No Company Party is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company Party and no event or condition exists with respect to any Indebtedness of the Company Parties that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)Except as disclosed in Schedule 5.15, none of the Company Parties has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness.

(c)None of the Company Parties is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company Party, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other Organization Document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as disclosed in Schedule 5.15.

Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither any Company Party nor any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”) (an “OFAC Listed Person”) (ii) an agent, department, or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program, or (iii) otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Comprehensive Iran Sanctions, Accountability and Divestment Act (“CISADA”) or any similar law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”) (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (i), clause (ii) or clause (iii), a “Blocked Person”). Neither a Company Party nor any Controlled Entity has been notified that its name appears or may in the future appear on a state list of Persons that engage in investment or other commercial activities in Iran or any other country that is subject to U.S. Economic Sanctions.

(b)No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by a Company Party or any Controlled Entity, directly or indirectly, (i) in connection with any investment in, or any transactions or dealings with, any Blocked Person, or (ii) otherwise in violation of U.S. Economic Sanctions.

(c)Neither any Company Party nor any Controlled Entity (i) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any U.S. Economic Sanctions violations,
(ii)to the Parent REIT’s and the Company’s actual knowledge after making due inquiry, is under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. Economic Sanctions violations, (iii) has been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions, or (iv) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Company Parties have established procedures and controls which they reasonably believe are adequate (and otherwise comply with applicable law) to ensure that each Company Party and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws and U.S. Economic Sanctions.

(d)(1) Neither any Company Party nor any Controlled Entity (i) has been charged with, or convicted of bribery or any other anti-corruption related activity under any applicable law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 (collectively, “Anti-Corruption Laws”), (ii) to the Parent REIT and the Company’s actual knowledge after making due inquiry, is under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws, (iii) has been assessed civil or criminal penalties under any Anti-Corruption Laws or (iv) has been or is the target of sanctions imposed by the United Nations or the European Union;

(2)To the Parent REIT and the Company’s actual knowledge, no Company Party nor any Controlled Entity has, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Official or a commercial counterparty for the purposes of: (i) influencing any act, decision or failure to act by such Governmental Official in his or her official capacity or such commercial counterparty, (ii) inducing a Governmental Official to do or omit to do any act in violation of the Governmental Official’s lawful duty, or (iii) inducing a Governmental Official or a commercial counterparty to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage in violation of any applicable law or regulation or which would cause any holder to be in violation of any law or regulation applicable to such holder; and

(3)No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage. Each Company Party has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that each Company Party and each Controlled Entity is and will continue to be in compliance with all applicable current and future Anti-Corruption Laws.

Section 5.17. Status under Certain Statutes. No Company Party is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18. Notes and Affiliate Guaranties Rank Pari Passu. The obligations of the Company under this Agreement and the Notes and the obligations of each Guarantor under their respective Affiliate Guaranties rank at least pari passu in right of payment with all other unsecured Senior Indebtedness of the Company or such Guarantor, as the case may be, including, without limitation, all unsecured Senior Indebtedness of the Company or such Guarantor, as the case may be, described in Schedule 5.15 hereto.

Section 5.19. Environmental Matters. (a) No Company Party has knowledge of any claim or has received any notice of any claim and no proceeding has been instituted asserting any claim against the Company Party or any of its respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b)No Company Party has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c)No Company Party has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d)No Company Party has disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e)All buildings on all real properties now owned, leased or operated by a Company Party are in compliance with applicable Environmental Laws, except where failure to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Section 5.20. REIT Status. The Parent REIT is qualified as a REIT and the Company is qualified as a REIT, a partnership or a disregarded entity (in each case, for federal income tax purposes), a TRS or a QRS, and each of their Subsidiaries that is a corporation is either a TRS or a QRS. As of the Closing, the Subsidiaries of the Parent REIT and the Company that are taxable
REIT subsidiaries, as such term is used in the Code, are identified on Schedule 5.4.

SECTION 6.    REPRESENTATIONS OF THE PURCHASERS.

Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a)the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and
(g)of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or

(e)    the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)	the Source is a governmental plan; or

(g)    the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h)    the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.    INFORMATION AS TO COMPANY.

Section 7.1.    Financial and Business Information. The Company shall deliver to each Purchaser and each holder of a Note that is an Institutional Investor:

(a)Quarterly Statements — within forty-five (45) days (or such shorter period as is the earlier of (x) fifteen (15) days greater than the period applicable to the filing of the Parent REIT’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Parent REIT is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Parent REIT (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i)    a consolidated balance sheet of the Company Parties as at the end of such quarter, and

(ii)    consolidated statements of income, changes in shareholders’ equity and cash flows of the Company Parties, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Parent REIT’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a);

(b)Annual Statements — within ninety (90) days (or such shorter period as is the earlier of (x) fifteen (15) days greater than the period applicable to the filing of the Parent REIT’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Parent REIT is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Parent REIT, duplicate copies of

(i)    a consolidated balance sheet of the Company Parties as at the end of such year, and

(ii)    consolidated statements of income, changes in shareholders’ equity and cash flows of the Company Parties for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Parent REIT’s Form 10-K for such fiscal year (together with the Parent REIT’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Securities Exchange Act of 1934) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b);

(c)	SEC and Other Reports — promptly upon their becoming available, one copy of
(i) each financial statement, report, notice or proxy statement sent by any Company Party to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such Purchaser or holder), and each prospectus and all amendments thereto filed by any Company Party with the SEC and of all press releases and other statements made available generally by any Company Party to the public concerning developments that are Material;

(d)Notice of Default or Event of Default — promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e)ERISA Matters — promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i)    with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the Execution Date; or

(ii)    the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Parent REIT, the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)    any event, transaction or condition that could result in the incurrence of any liability by the Parent REIT, the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f)Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to any Company Party from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(g)Resignation or Replacement of Auditors — within ten days following the date on which the Parent REIT’s or the Company’s auditors resign or the Parent REIT or the Company elects to change auditors, as the case may be, notification thereof, together with such supporting information as the Required Holders may request; and

(h)Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company Parties (including, but without limitation, actual copies of the Parent REIT’s Form 10-Q and Form 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such Purchaser or holder of a Note.

(i)Waiver Period Reporting — not later than seven (7) Business Days after the last Business Day of each month during the Waiver Period, a Liquidity Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Parent REIT (which delivery may, unless any Purchaser or holder of a Note that is an Institutional Investor requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes), together with documentation reasonably satisfactory to any Purchaser or holder of a Note that is an Institutional Investor to verify the calculations set forth in such certificate.

Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a Purchaser or a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer:

(a)Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Parent REIT and the Company were in compliance with the requirements of Section 10.6 during the quarterly or annual period covered by the statements then being furnished (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations), and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence. In the event that any Company Party has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 23.2(a)) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election; and

(b)Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company Parties from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of any Company Party to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.3. Visitation. The Parent REIT and the Company shall permit the representatives of each Purchaser and each holder of a Note that is an Institutional Investor:

(a)No Default — if no Default or Event of Default then exists, at the expense of such Purchaser or holder and upon reasonable prior notice to the Parent REIT and the Company, to visit the principal executive office of the Parent REIT and the Company, to discuss the affairs, finances and accounts of the Company Parties with the Parent REIT’s and the Company’s officers, and (with the consent of the Parent REIT, which consent will not be unreasonably withheld and presence of the Parent REIT if requested by the Parent REIT) its independent public accountants, and (with the consent of the Parent REIT, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company Parties, all at such reasonable times and as often as may be reasonably requested in writing; and

(b)Default — if a Default or Event of Default then exists, at the expense of the Parent REIT and the Company to visit and inspect any of the offices or properties of the Company Parties, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision each of the Parent REIT and the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company Parties), all at such times and as often as may be requested.

Section 7.4. Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Parent REIT or the Company pursuant to Sections 7.1(a), (b) or (c) and Section
7.2    shall be deemed to have been delivered if the Parent REIT or the Company, as the case may be, satisfies any of the following requirements with respect thereto:

(i)	such financial statements satisfying the requirements of Section 7.1(a) or
(b) and related Officer’s Certificate satisfying the requirements of Section 7.2 are delivered to each Purchaser or holder of a Note by e-mail;

(ii)	the Parent REIT or the Company, as the case may be, shall have timely filed such Form 10-Q or Form 10-K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR and shall have made such form and the related Officer’s Certificate satisfying the requirements of Section 7.2 available on its home page on the internet, which is located at http://pebblebrookhotels.com as of the Execution Date;

(iii)	such financial statements satisfying the requirements of Section 7.1(a) or
Section 7.1(b) and related Officer’s Certificate(s) satisfying the requirements of Section
7.2 are timely posted by or on behalf of the Parent REIT or the Company, as the case may be, on IntraLinks or on any other similar website to which each Purchaser or holder of Notes has free access; or

(iv) the Parent REIT or the Company, as the case may be, shall have filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items available on its home page on the internet or on IntraLinks or on any other similar website to which each Purchaser or holder of Notes has free access;

or the Company, as the case may be, provided however, that in the case of any of clauses (ii), (iii) or (iv), the Parent REIT shall have given each Purchaser and each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 19, of such posting or filing in connection with each delivery, provided further, that upon request of any Purchaser or holder to receive paper copies of such forms, financial statements and Officer’s Certificates or to receive them by e-mail, the Parent REIT or the Company, as the case may be, will promptly e-mail them or deliver such paper copies, as the case may be, to such Purchaser or holder.

SECTION 8.    PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1. Maturity. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

Section 8.2. Optional Prepayments with Make-Whole Amount. (a) The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes of any Series, in an amount not less than 10% of the aggregate principal amount of the Notes of any Series to be prepaid then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than ten days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 18. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes of each Series to be prepaid on such date, the principal amount of each Note of each Series held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due with respect to each Series of Notes to be prepaid in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

(b) Notwithstanding anything contained in this Section 8.2 to the contrary, if and so long as any Default or Event of Default shall have occurred and be continuing, any partial prepayment of the Notes pursuant to the provisions of Section 8.2(a) shall be allocated among all of the Notes of all Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes of any Series pursuant to Section 8.2, the principal amount of the Notes of each Series to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 8.4. Maturity; Surrender, Etc. In the case of each optional prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions (except to the extent necessary to reflect differences in interest rates and maturities of the Notes of different series). Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days. If the holders of more than 33% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 5 Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6. Make-Whole Amount. “Make-Whole Amount” means, with respect to any Note of any Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note of any Series, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note of any Series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes of such Series is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note of any Series, .50% (50 basis points) over the yield to maturity implied by the yields reported as of 10:00
a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such
U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, .50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.
“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note of any Series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes of such Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note of any Series, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7. Prepayment of Notes upon Change in Control. (a) Notice of Change in Control. The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes. Such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (b) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (e) of this Section 8.7.

(b)    Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraph
(a)of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”) which shall be a Business Day. Such date shall be not less than 30 days and not more than 120 days after the Change in Control.

(c)    Acceptance/Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance to be delivered to the Company not later than 15 days after receipt by such holder of the most recent offer of prepayment. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

(d)    Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment, but without Make-Whole Amount or other premium. The prepayment shall be made on the Proposed Prepayment Date.
(e)    Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 have been fulfilled; and
(vi) in reasonable detail, the nature and date or proposed date of the Change in Control.

(f)    Deferral Pending Change in Control. The obligation of the Company to prepay Notes pursuant to the offers required by Section 8.7(b) and accepted in accordance with Section 8.7(c) is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control does not occur on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change in Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.7(c) in respect of such Change in Control shall be deemed rescinded).

Section 8.8. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) subject to clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 8.9.    Prepayment of Notes upon Waiver Period Event.
(a)Notice. During the Waiver Period, if any Consolidated Party makes any Disposition (other than those permitted by Section 10.7(b)(i), (ii), (iii) and (iv)), issues any Equity Interests, or incurs any Indebtedness (each a “Waiver Period Event”), the Company shall offer to prepay the Notes in accordance with Section 8.9(b) below. The Company shall give not less than three (3) Business Days prior written notice of the Waiver Period Event. Such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (b) of this Section 8.9 and shall be accompanied by the certificate described in subparagraph (e) of this Section 8.9.

(b)Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraph (a) of this Section 8.9 shall be an offer to prepay, in accordance with and subject to this Section 8.9, the pro rata amount of such Notes held by each holder in relation to the Net Cash Proceeds that are expected to be received by the holders of the Notes pursuant to Section 2.10 of the Intercreditor Agreement in connection with such Waiver Period Event. The Company shall propose a date for such prepayment, if accepted, which shall be a Business Day not less than 10 days and not more than 30 days after the notice pursuant to Section 8.9(a) is sent.
(c)Acceptance/Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.9 by causing a notice of such acceptance to be delivered to the Company not later than 5 days after receipt by such holder of the most recent offer of prepayment. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.9 shall be deemed to constitute a rejection of such offer by such holder.

(d)Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.9 shall be at 100% of the principal amount which was offered pursuant to this Section 8.9, together with interest on such Notes accrued to the date of prepayment, but without Make-Whole Amount or other premium.

(e)Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.9 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the date proposed for prepayment; (ii) that such offer is made pursuant to this Section 8.9; (iii) a good faith estimate of the principal amount of each Note offered to be prepaid; and (iv) the interest that would be due on each Note offered to be prepaid, accrued to the date proposed for prepayment.

SECTION 9.    AFFIRMATIVE COVENANTS.

From the Execution Date until the Closing and thereafter, so long as any of the Notes are outstanding, the Company and the Parent REIT covenant that:

Section 9.1. Compliance with Laws. Without limiting Section 10.4, the Company and the Parent REIT will, and will cause each other Company Party to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2. Insurance. The Company and the Parent REIT will, and will cause each other Company Party to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated and as otherwise required under the Primary Credit Facilities.

Section 9.3. Maintenance of Properties. The Company and the Parent REIT will, and will cause each other Company Party to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent any of the Company Parties from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company and the Parent REIT have concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4. Payment of Taxes and Claims. The Company and the Parent REIT will, and will cause each other Company Party to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company and the Parent REIT or any other Company Party, provided that none of the Company Parties need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by such Company Party on a timely basis in good faith and in appropriate proceedings, and the Company Parties have established adequate reserves therefor in accordance with GAAP on the books of the Company Parties or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5. Legal Existence, Etc. Subject to Section 10.2, the Company and the Parent REIT will at all times preserve and keep their respective legal existence in full force and effect. Subject to Sections 10.2 and 10.7, the Company and the Parent REIT will at all times preserve and keep in full force and effect the legal existence of each other Company Party and all rights and franchises of the Company Parties unless, in the good faith judgment of the Company and the Parent REIT, the termination of or failure to preserve and keep in full force and effect such legal existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6. Notes to Rank Pari Passu. The Notes and all other obligations under this Agreement of the Company and the obligations of each Guarantor under their respective Affiliate Guaranties are and at all times shall rank at least pari passu in right of payment with all other present and future unsecured Senior Indebtedness of the Company or such Guarantor, as the case may be, which is not expressed to be subordinate or junior in rank to any other unsecured Senior Indebtedness of the Company or such Guarantor, as the case may be.

Section 9.7. Books and Records. The Company and the Parent REIT will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company the Parent REIT, or such other Company Party, as the case may be. The Company and the Parent REIT will, and will cause the Company Parties to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The Company Parties have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company Parties will continue to maintain such system.

Section 9.8. Subsidiary Guarantors. The Parent REIT and the Company will cause each of its Subsidiaries that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under any Primary Credit Facility to concurrently therewith:

(a)enter into a joinder to the Subsidiary Guaranty in the form and substance appended to the Subsidiary Guaranty as Exhibit A thereto executed at the Closing, a guarantor Joinder Agreement (as defined in the Intercreditor Agreement) (if applicable), and a Grantor Joinder Agreement (as defined in the Intercreditor Agreement) (if applicable); and

(b)	deliver the following to each Purchaser and holder of a Note:

(i)	an executed counterpart of such joinder to the Subsidiary Guaranty;

(ii)    a certificate signed by an authorized responsible officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6, 5.7, 5.16 and
5.18 of this Agreement (but with respect to such Subsidiary and such Subsidiary Guaranty rather than the Company) in the form of Exhibit B to the Subsidiary Guaranty;

(iii)    all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Subsidiary Guaranty and the performance by such Subsidiary of its obligations thereunder; and

(iv)    an opinion of counsel with respect to such Subsidiary and such joinder in substantially the form of opinion delivered at the Closing with respect to the Subsidiary Guaranty and Subsidiary Guarantors that existed as of the Closing.

(c)Release of Guarantors. A Subsidiary Guarantor shall be automatically released from the Subsidiary Guaranty, so long as: (i) after giving effect to such release, such Consolidated Subsidiary does not have any liability as a guarantor, borrower, co-borrower or otherwise with respect to any Indebtedness under any Primary Credit Facility, (ii) no Default or Event of Default exists immediately after giving effect to such release and (iii) if any fee or other form of consideration is given to any holder of Indebtedness under any Primary Credit Facility directly related to releasing such Subsidiary Guarantor, the holders of the Notes shall receive an equivalent fee payable pro rata in accordance with each holder’s outstanding principal amount of Notes. Each of the Parent REIT and the Company shall deliver to the holders of the Notes an Officer’s Certificate certifying that the conditions set forth in immediately preceding clauses (i),
(ii) and (iii) will be true and correct upon the release of such Subsidiary Guarantor. Upon the receipt by the holders of the Notes of the Officer’s Certificate referenced above, the release shall be effective automatically without any further action by any party and each holder of Notes shall thereafter execute and deliver, at the sole cost and expense of the Parent REIT and the Company, such documents and instruments as the Parent REIT and the Company may reasonably request to evidence such release, provided, that, the execution and delivery of such documents and instruments shall not be necessary to give effect to such release.

Section 9.9. Most Favored Lender Status. (a) If at any time after the Execution Date, a Primary Credit Facility contains a Financial Covenant by the Company that is more favorable to the lenders under such Primary Credit Facility than the covenants, definitions and/or defaults contained in this Agreement (any such provision (including any necessary definition), a “More Favorable Covenant”), then the Company shall provide a Most Favored Lender Notice (as defined herein below) in respect of such More Favorable Covenant. Unless waived in writing by the Required Holders, within 15 days after each holder’s receipt of such notice, such More Favorable Covenant shall be deemed automatically incorporated by reference into Section 10 of this Agreement, mutatis mutandis, as if set forth in full herein, effective as of the date when such More Favorable Covenant shall have become effective under such Primary Credit Facility.

(b)Any More Favorable Covenant incorporated into this Agreement (herein referred to as an “Incorporated Covenant”) pursuant to this Section 9.9 (i) shall be deemed automatically amended herein to reflect any subsequent amendments made to such More Favorable Covenant under the applicable Primary Credit Facility; provided that, if the amendment of such More Favorable Covenant would make such covenant less restrictive on the Company, such Incorporated Covenant shall only be deemed automatically amended at such time, if it should occur, when such Default or Event of Default no longer exists and (ii) shall be deemed automatically deleted from this Agreement at such time as such More Favorable Covenant is deleted or otherwise removed from the applicable Primary Credit Facility or such applicable Primary Credit Facility ceases to be a Primary Credit Facility or shall be terminated; provided that, if a Default or an Event of Default then exists, such Incorporated Covenant shall only be deemed automatically deleted from this Agreement at such time, if it should occur, when such Default or Event of Default no longer exists; provided further, however, that if any fee or other consideration shall be given to the lenders under such Primary Credit Facility for such amendment or deletion, the equivalent of such fee or other consideration shall be given, pro rata, to the holders of the Notes.

(c)“Most Favored Lender Notice” means, in respect of any More Favorable Covenant, a written notice to each of the holders of the Notes delivered promptly, and in any event within ten Business Days after the inclusion of such More Favorable Covenant in any Primary Credit Facility (including by way of amendment or other modification of any existing provision thereof) from a Responsible Officer referring to the provisions of this Section ~~9.8~~9.9 and setting forth a reasonably detailed description of such More Favorable Covenant (including any defined terms used therein) and related explanatory calculations, as applicable.

(d)Notwithstanding the foregoing, no covenant, definition or default expressly set forth in this Agreement as of the Execution Date (or incorporated into this Agreement by an amendment or modification to this Agreement other than pursuant to this Section 9.9) shall be deemed to be amended or deleted in any manner that is less favorable to the holders of Notes by virtue of the provisions of this Section 9.9.

Section 9.10. Collateral. During any Collateral Period, on or prior to the times specified below (or such later date as the Required Holders shall reasonably determine), the Company will cause, subject to clause (f) below, all of the issued and outstanding Equity Interests of each Guarantor (other than the Parent REIT) (collectively, the “Collateral”), to be, subject to the terms of the Intercreditor Agreement, subject to a perfected Lien in favor of the Collateral Agent to secure the Obligations in accordance with the terms and conditions of the Collateral Documents:

(i)	within thirty (30) days of the Collateral Trigger Date; and

(ii)    contemporaneously with the occurrence of any date any Subsidiary shall be required to become a Guarantor pursuant to Section 9.8 hereof.

(b)During a Collateral Period, and without limiting the foregoing, the Company will, and will cause each Company Party that owns any Collateral to, execute and deliver, or cause to be executed and delivered, to the Collateral Agent such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements), which may be required by applicable Law and which the Collateral Agent may, from time to time during a Collateral Period, reasonably request to carry out the terms and conditions of this Agreement and the other Note Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all at the reasonable expense of the Company; provided, however, that no Pledged Subsidiary shall be permitted to certificate its Equity Interests or make an election under Article 8 of the UCC unless such certificates are promptly delivered to the Collateral Agent, together with an endorsement in blank. Without limiting the foregoing, the Company shall cause each Company Party that owns any Collateral to execute and deliver to the Collateral Agent a Grantor Joinder Agreement (as defined in the Intercreditor Agreement).

(c)During a Collateral Period, without limiting the release provisions set forth in clause (d) below, the Company may request in writing that the Collateral Agent release, and upon receipt of such request the Collateral Agent shall promptly, and in any event use commercially reasonable efforts to within five (5) Business Days, release, the Equity Interests in any Pledged Subsidiary from the Pledge Agreement with respect to any Unencumbered Borrowing Base Property that is being removed pursuant to Section 9.8(c) if such Subsidiary becomes a Non-Guarantor Subsidiary in connection with such removal or will become a Non-Guarantor Subsidiary within ten (10) Business Days of such removal, so long as no Default or Event of Default exists or would result therefrom. The Collateral Agent agrees to furnish to the Company, promptly, and in any event use commercially reasonable efforts to within five (5) Business Days, after the Company’s request and at the Company’s reasonable expense, any release, termination, or other agreement or document evidencing the foregoing release as may be reasonably requested by the Company.

(d)The Company may deliver to the Collateral Agent, on or prior to the date that is five (5) Business Days (or such shorter period of time as agreed to by the Collateral Agent) before the date on which the Collateral Release is to be effected, written notice that it is requesting the
Collateral Release, which notice shall identify the Collateral to be released and the proposed effective date for the Collateral Release, together with a certificate signed by a Responsible Officer of the Company (such certificate, a “Collateral Release Certificate”), certifying that:

(i)    the Consolidated Leverage Ratio is either (A) less than or equal to 6.75 to 1.00 as of the last day of any two (2) consecutive fiscal quarters, or (B) less than or equal to 6.25 to 1.00 as of the last day of any fiscal quarter, in each case as reflected on the most recently delivered Compliance Certificate delivered pursuant to Section 7.2(a); and

(ii)    at the time of the delivery of notice requesting such release, on the proposed effective date of the Collateral Release and immediately before and immediately after giving effect to the Collateral Release, (A) no Default or Event of Default has occurred and is continuing or would result therefrom and (B) the representations and warranties contained in Section 5 and the other Note Documents are true and correct in all material respects on and as of the effective date of the Collateral Release, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 9.10, the representations and warranties contained in subsections (a) and (b) of Section 5.5 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.1.

(e)On or after any Collateral Release Date, the Collateral Agent shall, subject to the satisfaction of the requirements of clause (d) above, promptly, and in any event use commercially reasonable efforts to within five (5) Business Days, release all of the Liens granted to the Collateral Agent pursuant to the requirements of this Section 9.10 and the Collateral Documents (the “Collateral Release”). Upon the release of any Collateral pursuant to this Section 9.10, the Collateral Agent shall (to the extent applicable) promptly, and in any event use commercially reasonable efforts to within five (5) Business Days, deliver to the Company, upon the Company’s request and at the Company’s reasonable expense, such documentation as may be reasonably satisfactory to the Collateral Agent and otherwise necessary or advisable to evidence the release of such Collateral from the Note Documents.

(f)Notwithstanding the foregoing, if a Collateral Trigger Date occurs in connection with a Limited Collateral Trigger Event only, the Collateral required to be delivered hereunder shall be limited to a pledge of the issued and outstanding Equity Interests of the Guarantors owning Unencumbered Borrowing Base Properties that have an aggregate Unencumbered Asset Value (calculated as of December 31, 2019) that equals the amount of the aggregate amount of Unsecured Indebtedness (including the amount of any unfunded commitments thereunder) as of the date of the Limited Collateral Trigger Event.

Section 9.11. ~~Section 9.10.~~ Note Rating.

The Company will any time ~~prior to December 1, 2017~~ upon request from the Required Holders, obtain a private letter rating with respect to the Notes from one Rating Agency requested by the Required Holders.

Although it will not be a Default or an Event of Default if the Company fails to comply with any provision of Section 9 on or after the Execution Date and prior to the Closing, if such failure occurs then any of the Purchasers may elect not to purchase the Notes on the date of the Closing that is specified in Section 3.

SECTION 10.    NEGATIVE COVENANTS.

From the Execution Date until the Closing and thereafter, so long as any of the Notes are outstanding, the Company and the Parent REIT covenant that:

Section 10.1. Transactions with Affiliates. The Company and the Parent REIT will not and will not permit any other Company Party to enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than another Company Party Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

Section 10.2. Merger, Consolidation, Etc. The Company and the Parent REIT will not, nor will they permit any other Company Party to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person (including, in each case, pursuant to a Division) unless:

(a)the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company or any such Guarantor as an entirety, as the case may be, shall be a solvent corporation or limited liability company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Company or such Guarantor is not such corporation or limited liability company, as the case may be, (i) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes, in the case of a transaction involving the Company, or the related Affiliate Guaranty in the case of a transaction involving any Guarantor and (ii) such corporation or limited liability company shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

(b)each Guarantor under any Affiliate Guaranty that is outstanding at the time such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under such Affiliate Guaranty in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders; and
(c)immediately before and immediately after giving effect to such transaction or each transaction in any such series of transactions, no Default or Event of Default shall have occurred and be continuing.

Provided that (i) any Non-Guarantor Subsidiary may consolidate with or merge with any other Person or transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any other Person; provided such merger or Disposition shall be permitted only if
(A) there exists no violation of the financial covenants hereunder on a Pro Forma Basis after such transaction and (B) no Default or Event of Default would result therefrom and (ii) any Non-Guarantor Subsidiary may merge with a Note Party; provided that (A) the Note Party shall be the continuing or surviving Person and (B) no Default or Event of Default would result therefrom.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any Guarantor or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section
10.2    from its liability under this Agreement, the Affiliate Guaranties or the Notes, respectively except that the foregoing shall not limit the automatic release of a Subsidiary Guarantor as provided in Section 9.8(c) of this Agreement.

Section 10.3. Line of Business. The Company and the Parent REIT will not and will not permit any other Company Party to engage in any business if, as a result, the general nature of the business in which the Company Parties, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company Parties, taken as a whole, are engaged on the Execution Date as described in the Memorandum.

Section 10.4. Terrorism Sanctions Regulations. The Company and the Parent REIT will not and will not permit any Controlled Entity (a) to become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any Person that is the target of sanctions imposed by the United Nations or by the European Union, or (b) directly or indirectly to have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder to be in violation of any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions, or (c) to engage, nor shall any Affiliate of either engage, in any activity that could subject such Person or any holder to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions.

Section 10.5. Liens. The Company and the Parent REIT will not and will not permit any Company Party to directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset of any Company Party, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except (the items described in clauses (a) through (h) below to be referred to as “Permitted Liens”):

(a)	Liens, if any, that secure the Obligations;
(b)    Liens that secure Indebtedness of the Company Parties on a pari passu basis with the Lien described in Section 10.5(a) subject to the terms of the Intercreditor Agreement;

(c)    Liens existing on the Execution Date and listed in Schedule 5.15 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except by an amount equal to a reasonable premium or other reasonable amount paid and fees and expenses reasonably incurred in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, and (iii) the direct or any contingent obligor with respect thereto is not changed;

(d)    Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(e)    carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than thirty (30) days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person;

(f)    pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

(g)    deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(h)    easements, rights-of-way, restrictions and other similar encumbrances affecting any Real Property owned by the Company or any Guarantor which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person and which, with respect to Unencumbered Borrowing Base Properties, have been reviewed and approved in accordance with the requirements of the Bank of America Credit Facility;

(i)    Liens securing judgments for the payment of money not constituting an Event of Default under Section 11(i);

(j)    (i) the interests of any ground lessor under an Eligible Ground Lease and the interests of any TRS under a lease of any Unencumbered Borrowing Base Property and (ii) Liens in connection with Permitted Intercompany Mortgages;

(k)	Liens on any assets (other than any Unencumbered Borrowing Base
Property and related assets) securing Indebtedness of any Note Party or Non-Guarantor Subsidiary incurred or assumed after the Execution Date; provided, such Lien to secure such Indebtedness can only be incurred if: (i) no Default shall exist immediately before or immediately after the incurrence or assumption such Indebtedness and (ii) there exists no violation of the financial covenants hereunder on a Pro Forma Basis after the incurrence or assumption of such Indebtedness, including Liens on such Real Property existing at the time such Real Property is acquired by the Company or applicable Guarantor or any Non-Guarantor Subsidiary;

(l)    Liens on the Equity Interests of any Non-Guarantor Subsidiary; provided, no such Liens shall be permitted with respect to the Equity Interests of Pebblebrook Hotel Lessee, any entity which is the lessee with respect to an Unencumbered Borrowing Base Property or the direct or indirect parent thereof;

(m)    other Liens on assets (other than Unencumbered Borrowing Base Properties) securing claims or other obligations of the Note Parties and their Subsidiaries (other than Indebtedness) in amounts not exceeding $5,000,000 in the aggregate; and

(n)    any interest of title of a lessor under, and Liens arising from or evidenced by protective UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, operating leases permitted hereunder.

Notwithstanding anything contained in this Section 10.5, the Company and the Parent REIT shall not, and shall not permit any of their Subsidiaries to, secure pursuant to this Section 10.5 any Indebtedness outstanding under or pursuant to any Primary Credit Facility unless and until the Notes (and any guaranty delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including, without limitation, an intercreditor agreement and opinions of counsel to the Company and/or any such Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Required Holders.

Section 10.6. Financial Covenants.

(a)	Consolidated Leverage Ratio.

(i)    The Parent REIT and the Company will not permit the Consolidated Leverage Ratio to, as of the last day of any fiscal quarter commencing with the Initial Compliance Date: (I) as of the Initial Compliance Date and the last day of the first fiscal quarter ending after the Initial Compliance Date, exceed 8.50 to 1.00; (II) as of the last day of the second and third fiscal quarters ending after the Initial Compliance Date, exceed 8.00 to 1.00; (III) as of the last day of the fourth fiscal quarter ending after the Initial Compliance Date, exceed 7.50 to 1.00; and (IV) as of the last day of any fiscal quarter thereafter, exceed 6.75 to 1.00; provided that, notwithstanding the foregoing,
(A)    if as of the last day of any fiscal quarter commencing with the fiscal quarter ending on the Initial Compliance Date the Consolidated Leverage Ratio exceeds 6.50 to 1.00 but does not exceed 6.75 to 1.00 as of the last day of any fiscal quarter (the “Leverage Surge Date”), (1) the Company shall provide written notice to each holder of a Note in an officer’s certificate timely delivered pursuant to Section 7.2; and (2) the Notes shall be subject to the Increased Interest Rate pursuant to Section 10.6(a)(ii) (such period, the “Leverage Surge Period”); and further,

(B)    ~~once during the term of this Agreement, upon written notice to each holder of a Note in an officer’s certificate timely delivered pursuant to Section 7.2~~if, as of the last day of any fiscal quarter, commencing with the fiscal quarter ending on the Initial Compliance Date, the Consolidated Leverage Ratio ~~as of the last day of the fiscal quarter~~exceeds 6.75 to 1.00 (the “Additional Surge Date”) ~~for which such certificate was delivered and the next three (3) consecutive fiscal quarters (such period, the “Additional Surge Period”), may exceed 6.75 to 1.00 but not exceed 7.00 to 1.00 provided that (A) no Default or Event of Default has occurred and is continuing, and (B)~~, the Notes shall be subject to the Increased Interest Rate pursuant to Section 10.6(a)(ii) (such period, the “Additional Surge Period”) and provided the availability of such Additional Surge Period shall end on the fiscal quarter in which the Company is required to be in compliance with Section 10.6(a)(i)(IV);

(ii)    The per annum interest rate (in addition to any Default Rate, if any) otherwise applicable to each series of the Notes as specified in the first paragraph thereof shall be increased as follows (for each series of Notes, the “Increased Interest Rate”):

(A)    If at any time, the Consolidated Leverage Ratio exceeds 6.50 to 1.00 but is not greater than 6.75 to 1.00, then the per annum interest rate shall be increased by 35 basis points (.35%);

(B)    For the first fiscal quarter in which the Consolidated Leverage Ratio exceeds 6.75 to 1.00, then the per annum interest rate shall be increased by 35 basis points (.35%);

(C)    For the second fiscal quarter in which the Consolidated Leverage Ratio exceeds 6.75 to 1.00, then the per annum interest rate shall be increased by 50 basis points (.50%);

(D)    For the third fiscal quarter in which the Consolidated Leverage Ratio exceeds 6.75 to 1.00, then the per annum interest rate shall be increased by 75 basis points (.75%); and

(E)    For the fourth and fifth fiscal quarter in which the Consolidated Leverage Ratio exceeds 6.75 to 1.00, then the per annum interest rate shall be increased by 100 basis points (1.00%);

provided that the additional basis points in Section 10.6(a)(ii)(A) through (E) are not cumulative; and further provided that changes to the applicable rate of interest shall be effective as of the first day of the first calendar month after the Additional Surge Date or Leverage Surge Date, as applicable, until (A) the first day of the first calendar month after the last day of the fiscal quarter for which an officer’s certificate has been timely delivered pursuant to Section 7.2 containing a written statement to each holder of a Note terminating the Additional Surge Period or Leverage Surge Period, as applicable, and evidencing that the Consolidated Leverage Ratio, as of the last day of such fiscal quarter, is equal to or less than 6.75 to 1.00 (in the case of an Additional Surge Period) or 6.50 to 1.00 (in the case of a Leverage Surge Period) or (B) in the case of an Additional Surge Period, the last day of the ~~third~~ fiscal quarter ~~following~~in which such Additional Surge Date is allowed, if earlier. For the avoidance of doubt, the payment or accrual of an Increased Interest Rate of the Notes does not waive any Default or Event of Default otherwise applicable under Section 10.6(a).

(b)Consolidated Recourse Secured Indebtedness Limitation. The Parent REIT and the Company will not permit Consolidated Recourse Secured Indebtedness to, at any time on or after the Initial Compliance Date, exceed an amount equal to five percent (5%) of Consolidated Total Asset Value; provided that, notwithstanding the foregoing, once during the term of this Agreement, so long as no Default or Event of Default has occurred and is continuing, for up to four (4) consecutive quarters, Consolidated Recourse Secured Indebtedness may exceed five percent (5%) but not exceed ten percent (10%) of Consolidated Total Asset Value.

(c)Consolidated Secured Debt Limitation. The Parent REIT and the Company will not permit Consolidated Secured Debt to, at any time on or after the Initial Compliance Date, to exceed an amount equal to forty-five percent (45%) of Consolidated Total Asset Value.

(d)Consolidated Fixed Charge Coverage Ratio. The Parent REIT and the Company will not permit the Consolidated Fixed Charge Coverage Ratio, as of the last day of any fiscal quarter commencing with the Initial Compliance Date, to be less than 1.50 to 1.00.

(e)Unsecured Leverage Ratio. The Parent REIT and the Company will not permit the Unsecured Indebtedness (less Adjusted Unrestricted Cash as of such date) to, as of the last day of any fiscal quarter commencing with the Initial Compliance Date: (i) as of the Initial Compliance Date and the last day of the first fiscal quarter ending after the Initial Compliance Date, exceed sixty-seven and one-half of one percent (67.5%); (ii) as of the last day of the second and third fiscal quarters ending after the Initial Compliance Date, exceed sixty five percent (65%); and (iii) as of the last day of any fiscal quarter thereafter, exceed sixty percent (60%) of Unencumbered Asset Value; provided that, notwithstanding the foregoing, so long as no Default has occurred and is continuing, as of the last day of the fiscal quarter in which any Material Acquisition occurs and the last day of the two (2) consecutive quarters thereafter, such ratio may exceed sixty percent (60%) but not exceed sixty five percent (65%) (such period being an “Unsecured Leverage Increase Period”); provided further that (i) the Company may not elect more than three (3) Unsecured Leverage Increase Periods during the term of this Agreement and

(ii)	any such Unsecured Leverage Increase Periods shall be non-consecutive.

(f)Consolidated Unsecured Interest Coverage Ratio. The Parent REIT and the Company will not permit the Consolidated Unsecured Interest Coverage Ratio, as of the last day of any fiscal quarter commencing with the Initial Compliance Date, to be less than (i) as of the Initial Compliance Date and the last day of the first fiscal quarter ending after the Initial

Compliance Date, 1.75 to 1.00 and (ii) as of the last day of any fiscal quarter thereafter, 2.00 to 1.00.

(g)Consolidated Tangible Net Worth. The Parent REIT and the Company will not permit Consolidated Tangible Net Worth, as of the last day of any fiscal quarter commencing with the Initial Compliance Date, to be less than the sum of (i) $1,400,772,000 plus (ii) seventy-five percent (75%) of the Net Proceeds of all Equity Issuances by the Company Parties after June 30, 2017.

(h)Restricted Payments. Permit, for any fiscal year of the Company Parties, the amount of Restricted Payments (excluding Restricted Payments payable solely in the common stock or other common Equity Interests of the Parent REIT or the Company) made by the Company Parties to the holders of their Equity Interests (excluding any such holders of Equity Interests which are the Company or any Guarantor) during such period to exceed the FFO Distribution Allowance for such period; provided that, to the extent no Event of Default then exists or will result from such Restricted Payments (or if a Default or Event of Default then exists or will result from such Restricted Payments, then so long as no acceleration of the Notes shall have occurred), the Company, the Guarantors, and each other Subsidiary (including Pebblebrook Hotel Lessee) shall be permitted to make Restricted Payments to the Company and the Company shall be permitted to make Restricted Payments to Parent REIT, in each case to permit the Parent REIT to make Restricted Payments to the holders of the Equity Interests in the Parent REIT to the extent necessary to maintain Parent REIT’s status as a REIT and as necessary to pay any special or extraordinary tax liabilities then due (after taking into account any losses, offsets and credits, as applicable) on capital gains attributable to Parent REIT. In addition, so long as no acceleration of the Notes shall have occurred, each TRS may make Restricted Payments to its parent entity to the extent necessary to pay any Taxes then due in respect of the income of such TRS. Notwithstanding the foregoing, during the Waiver Period and at any time thereafter until the Consolidated Leverage Ratio is less than 6.75 to 1.00 as of the last day of any fiscal quarter, as reflected on the most recently delivered Compliance Certificate delivered pursuant to Section 7.2(a), the Parent REIT shall not purchase, redeem, retire, or defease any of its Equity Interests except as expressly permitted in Section 10.10(e).

(i)Minimum Liquidity. At any time during the Waiver Period, permit Liquidity to be less than $150,000,000.

(j)	Waiver Period Financial Covenants; Adjustments.

(i)    During the Waiver Period the Parent REIT and the Company shall continue to deliver to the Purchaser and any holder of the Notes that is an Institutional Investor duly completed Compliance Certificates, for informational purposes only, as and when required under Section 7.2(a) certifying as to the Company’s calculations of the financial tests set forth in this Section 10.6.

(ii)    Immediately following the expiration of the Waiver Period, the financial covenants set forth in this Section 10.6 (including the related defined terms) (other than the covenants set forth in clauses (g) and (i) thereof) shall be modified as follows:

(A)    in the event the Company elects to terminate the Waiver Period on the date occurring under clause (b) of the definition of “Waiver Period”, the testing period for the covenants set forth in this Section 10.6 shall be measured as follows: (w) for the most-recent fiscal quarter ending on or immediately prior to the expiration of the Waiver Period, the trailing quarter, annualized; (x) for the two (2) most-recent fiscal quarters ending on or immediately prior to the expiration of the Waiver Period, the trailing two (2) quarters, annualized; (y) for the three fiscal quarters ending on or immediately prior to the expiration of the Waiver Period, the trailing three (3) quarters, annualized; and (z) thereafter, the trailing four (4) quarters.

(B)    in the event the Waiver Period ends on the date occurring under clause (a) of the definition of “Waiver Period”, the testing period for the covenants set forth in this Section 10.6 shall be measured as follows: (w) for the fiscal quarter ending June 30, 2021, the trailing quarter, annualized; (x) for the fiscal quarter ending September 30, 2021, the trailing two (2) quarters, annualized; (y) for the fiscal quarter ending December 31, 2021, the trailing three (3) quarters, annualized and (z) thereafter, the trailing four (4) quarters.

Section 10.7. Dispositions.    The Parent REIT and the Company will not make any Disposition of any assets or property, except:

(a)Dispositions in the ordinary course of business (other than those Dispositions permitted under clause (b) of this Section 10.7), so long as (i) no Default or Event of Default shall exist immediately before or immediately after such Disposition, and (ii) the Company Parties will be in compliance, on a Pro Forma Basis following such Disposition, with the covenants set forth in Section 10.6 of this Agreement as demonstrated by a compliance certificate with supporting calculations delivered to the Required Holders on or prior to the date of such Disposition showing the effect of such Disposition;

(b)	Any of the following:

(i)    Dispositions of obsolete, surplus or worn out property or other property not necessary for operations, whether now owned or hereafter acquired, in the ordinary course of business and for no less than fair market value;

(ii)	Dispositions of equipment or real property to the extent that
(A) such property is exchanged for credit against the purchase price of similar replacement property or (B) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property, in each case in the ordinary course of business and for no less than fair market value;

(iii)    Dispositions of inventory and Investments of the type described in Sections 10.9(b) and (c) in the ordinary course of business;

(iv)    leases of Real Property (other than any Unencumbered Borrowing Base Property) and personal property assets related thereto to any TRS; and

(v)    in order to resolve disputes that occur in the ordinary course of business, the Company and any Subsidiary of the Company may discount or otherwise compromise, for less than the face value thereof, notes or accounts receivable;

(c)Dispositions of property by the Company or any Guarantor to the Company or to another Note Party;

(d)	Dispositions pursuant to Section 10.2, and

(e)	Any other Disposition approved in writing by the Required Holders.

Notwithstanding the foregoing provisions of this Section 10.7, neither the Company nor any Guarantor shall sell or make any other Disposition of assets or property that will have the effect of causing the Company or any Guarantor to become liable under any tax protection or tax sharing agreement if the amount of such liability would exceed an amount equal to one percent (1%) of the total assets of the Company or any Guarantor without the prior written consent of the Required Holders.

Section 10.8. Restricted Payments. The Parent REIT and the Company will not declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except:

(a)so long as no Default or Event of Default shall exist at the time of such Restricted Payment or would result therefrom, each Subsidiary may make Restricted Payments to the Company, the Guarantors and any other Person that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

(b)so long as no Event of Default shall exist at the time of such Restricted Payment or would result therefrom, the Company and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

(c)	so long as no Event of Default shall exist at the time of such Restricted
Payment or would result therefrom, the Company and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests; and

(d)so long as no acceleration shall have occurred, each TRS may make Restricted Payments to its TRS parent entity to the extent necessary to pay any tax liabilities then due

(after taking into account any losses, offsets and credits, as applicable); provided that any such Restricted Payments by a TRS shall only be made after it has paid all of its operating expenses currently due or anticipated within the current month and next following month.

Notwithstanding the foregoing, the Company and the Guarantors shall be permitted to make Restricted Payments of the type and to the extent permitted pursuant to Section 10.6(h) of this Agreement.

Section 10.9. Investments.    The Parent REIT and the Company will not make any Investments, except:

(a)Investments by the Company Parties (other than by the Parent REIT) in (i) Unencumbered Borrowing Base Properties, and (ii) other real properties that are fully-developed, open and operating income-producing “luxury,” “upper upscale” or “upscale” full or select service hotels, with all material approvals from each Governmental Authority required in connection with the lawful operation of such hotels, and which real properties shall, upon the making of such Investments, be wholly owned by such Company Party;

(b)Investments held by the Company or such Guarantor or other Subsidiary in the form of cash or ~~cash equivalents~~Cash Equivalents;

(c)	Investments existing as of the Closing and set forth in Schedule 5.15

(d)Advances to officers, directors and employees of the Company, the Guarantors and other Subsidiaries in aggregate amounts not to exceed (i) $500,000 at any time outstanding for employee relocation purposes, and (ii) $100,000 at any time outstanding for travel, entertainment, and analogous ordinary business purposes;

(e)Investments of (i) the Company in any Guarantor (including (A) Investments by the Company in any private REIT, so long as the Company owns one hundred percent (100%) of the “common” Equity Interests in such private REIT and (B) Investments by the Company in a Guarantor in the form of an intercompany loan), (ii) any Guarantor in the Company or in another Guarantor (including Investments by a Guarantor in the Company or in another Guarantor in the form of an intercompany loan), and (iii) the Company, any Guarantor or any Non-Guarantor Subsidiary in Non-Guarantor Subsidiaries (including Investments by the Company, any Guarantor or any Non-Guarantor Subsidiary in a Non-Guarantor Subsidiary in the form of an intercompany loan) that own, directly or indirectly, and operate Real Properties that are fully-developed, open and operating income-producing “luxury,” “upper upscale” or “upscale” full or select service hotels, with all material approvals from each Governmental Authority required in connection with the lawful operation of such hotels; provided, notwithstanding the foregoing or any other provision herein or in any other Note Document to the contrary, the Parent REIT shall not own any Equity Interests in any Person other than the Company;

(f)Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(g)Guarantees of Indebtedness which are permitted under the Primary Credit Facilities and so long as the Company is in compliance with Section 9.8;

(h)	Other Investments of the Company and its Subsidiaries in:

(i)    Real properties consisting of undeveloped or speculative land (valued at cost for purposes of this clause (h)) with an aggregate value not greater than five percent (5%) of Consolidated Total Asset Value and which real properties shall, upon the making of such Investments, be wholly owned by the Company or such Subsidiary;

(ii)    Incoming-producing real properties (other than hotels or similar hospitality properties) (valued at cost for purposes of this clause (h)) with an aggregate value not greater than ten percent (10%) of Consolidated Total Asset Value and which real properties shall, upon the making of such Investments, be wholly owned by the Company or such Subsidiary;

(iii)    Development/Redevelopment Properties (valued at cost for purposes of this ~~clause~~ clause (h); provided that all costs and expenses associated with all existing development activities with respect to such Development/Redevelopment Properties (budget to completion) shall be included in determining the aggregate Investment of the Company or such Subsidiary with respect to such activities) with an aggregate value not greater than fifteen percent (15%) of Consolidated Total Asset Value and which Development/Redevelopment Properties shall, upon the making of such Investments, be wholly owned by the Company or such Subsidiary and;

(iv)    Unconsolidated Affiliates (valued at cost for purposes of this clause (h)) with an aggregate value not greater than twenty percent (20%) of Consolidated Total Asset Value;

(v)    mortgage or real estate-related loan assets (valued at cost for purposes of this clause (h)) with an aggregate value not greater than fifteen percent (15%) of Consolidated Total Asset Value; and

(vi)    Equity Interests (including preferred Equity Interests) in any Person (other than any Affiliate of the Company) (valued at cost for purposes of this clause (h)) with an aggregate value not greater than fifteen percent (15%) of Consolidated Total Asset
Value; provided, however, that the collective aggregate value of the Investments owned pursuant to items (i) through (vi) of this clause (h) above shall not at any time exceed thirty-five percent (35%) of Consolidated Total Asset Value.

Although it will not be a Default or an Event of Default if the Company fails to comply with any provision of Section 10 on or after the Execution Date and prior to the Closing, if such failure occurs then any of the Purchasers may elect not to purchase the Notes on the date of the Closing that is specified in Section 3.

Section 10.10. Enhanced Negative Covenants. Notwithstanding anything to the contrary contained in this Agreement, during the Waiver Period the Note Parties shall not, nor shall they permit any other Company Party (except where expressly limited to the Company or the Note Parties, as applicable), directly or indirectly, to:

(a)    make any Investments other than (i) Investments in one or more new Unencumbered Borrowing Base Properties (or in Equity Interests in Subsidiaries that own or will own new Unencumbered Borrowing Base Properties) solely with the proceeds of Excluded Net Proceeds or (ii) any other Investments otherwise permitted pursuant to Section 10.9 not to exceed
$100,000,000 in the aggregate;

(b)    make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital asset other than (i) in connection with emergency repairs, life safety repairs or ordinary course maintenance repairs (ii) capital expenditures to complete ongoing renovations in an amount not to exceed $90,000,000 in the aggregate during the Waiver Period;

(c)    create, incur, assume or suffer to exist any Indebtedness not existing and permitted as of the Second Amendment Effective Date other than (i) to the extent the proceeds of such Indebtedness are used to refinance or replace Indebtedness existing and permitted as of the Second Amendment Effective Date and pursuant to which the Company has made the mandatory offer to purchase required pursuant to Section 8.9; provided, however, that in no event shall the final stated maturity date of any Indebtedness permitted under this clause (c)(i) be earlier than the existing maturity date of the Indebtedness being refinanced or replaced, (ii) Secured Non-Recourse Debt not to exceed $250,000,000 in the aggregate; provided, however, that in no event shall the final stated maturity date of any Indebtedness permitted under this clause (c)(ii) be earlier than one (1) year after the Maturity Date of the Notes, or (iii) Indebtedness that is recourse to a Company Party not to exceed $250,000,000 in the aggregate; provided, however, that in no event shall the final stated maturity date of any Indebtedness permitted under this clause (c)(iii) (other than (A) increases of any Indebtedness under any Material Credit Facility pursuant to the terms thereof and (B) Indebtedness under a 364-day facility not to exceed $100,000,000) be earlier than one (1) year after the Maturity Date of the Notes;

(d)    make any Disposition other than Dispositions (i) permitted by Section 10.7(b)(i), (ii), (iii) and (iv), or (ii) to a Person that is not a Note Party or Related Party of any Consolidated Party, (A) for fair market value in an arms’ length transaction, (B) in which the price for such asset shall be paid to a Consolidated Party solely in cash, and (C) pursuant to which the Company has made the mandatory offer to purchase, if any, required pursuant to Section 8.9;

(e)    declare or make any Restricted Payments other than (i) Restricted Payments to the holders of the common Equity Interests in the Parent REIT of not more than $0.01 per share, (ii) Restricted Payments to the holders of the Equity Interests in the Parent REIT to the extent necessary to maintain the Parent REIT’s status as a REIT, (iii) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, Restricted Payments with respect to any preferred Equity Interests, (iv) Restricted Payments by Subsidiaries of the Company to Company

and by Company to the Parent REIT the proceeds of which are used by the Parent REIT to make Restricted Payments permitted by clauses (i) through (iii) preceding and (v) the purchase or redemption by the Parent REIT of its preferred Equity Interests solely with Net Cash Proceeds from Permitted Preferred Issuances; or

(f)    create, incur, assume or suffer to exist any Lien upon any property, assets or revenues of any Consolidated Party, whether now owned or hereafter acquired, not existing and permitted as of the Second Amendment Effective Date other than (i) Liens securing the Pari Passu Obligations on a pari passu basis subject to the terms of the Intercreditor Agreement, (ii) Liens permitted by Sections 10.5(d), (e), (f), (g), (h), (i), (j) and (n), (iii) Liens securing Indebtedness permitted under Section 10.10(c)(i); provided that (A) the amount secured or benefited thereby is not increased except as contemplated by Section 7.03(b) of the Bank of America Credit Facility, (B) the direct or any contingent obligor with respect thereto is not changed, (C) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.03(b) of the Bank of America Credit Facility, and (D) to the extent such existing Indebtedness being refinanced or replaced is Secured Debt, incurred to refinance or replace Secured Debt secured by the same property or assets, and (iv) Liens securing Indebtedness permitted under Section 10.10(c)(ii).

SECTION 11.    EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)    the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)    the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c)    the Company or the Parent REIT defaults in the performance of or compliance with any term contained in Section 7.1(d) or Section 10; or

(d)    the Company or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in any Subsidiary Guaranty and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e)    (i) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (ii) any representation or warranty made in writing by or on behalf of any Subsidiary Guarantor or by any officer of such Subsidiary Guarantor in any

Subsidiary Guaranty or any writing furnished in connection with such Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

(f)    (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $25,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $25,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $25,000,000, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Indebtedness; or

(g)    the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h)    a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days;
or

(i)    one or more final judgments or orders for the payment of money aggregating in excess of $25,000,000, including, without limitation, any such final order enforcing a binding arbitration decision, are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(j)    if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed an amount that could reasonably be expected to have a Material Adverse Effect, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. As used in this Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or

(k)    any Affiliate Guaranty shall cease to be in full force and effect, any Subsidiary Guarantor or any Person acting on behalf of any Guarantor shall contest in any manner the validity, binding nature or enforceability of any Affiliate Guaranty, or the obligations of any Guarantor under any Affiliate Guaranty are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such Affiliate Guaranty; or

(l)    any Collateral Document shall for any reason fail to create a valid and perfected security interest in any portion of the Collateral purported to be covered thereby, with the priority required by the applicable Collateral Document, except as (i) permitted by the terms of any Note Document or (ii) as a result of the release of such security interest in accordance with the terms of any Note Document, it being understood and agreed that the failure of the Collateral Agent to maintain possession of any Collateral actually delivered to it or file any UCC (or equivalent) continuation statement shall not result in an Event of Default under this clause (l).

SECTION 12.    REMEDIES ON DEFAULT, ETC.

Section 12.1. Acceleration. (a) If an Event of Default with respect to the Parent REIT or the Company described in Section 11(g) or (h) (other than an Event of Default described in clause
(i)of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c)If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Parent REIT and the Company acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or in any Affiliate Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Parent REIT and the Company have paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the applicable Default Rate, (b) neither the Parent REIT, the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Affiliate Guaranty or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Parent REIT and the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13.    PARENT GUARANTY, ETC.

Section 13.1. Parent Guaranty. The Parent REIT hereby irrevocably, absolutely and unconditionally guarantees as primary obligors and not as surety to each holder of any Note or Notes at any time outstanding the prompt payment in full, in Dollars, when due (whether at stated maturity, by acceleration, by mandatory or optional prepayment or otherwise) of the principal of and Make-Whole Amount (if any) and interest on the Notes (including interest on any overdue principal and Make-Whole Amount (if any) and interest at the Default Rate (if any) and interest accruing at the then applicable rate provided in the Notes after the filing of any petition in bankruptcy, or the commencement of any insolvency reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other amounts from time to time owing by the Company under this Agreement and the other Note Documents to any holder (including costs, expenses and taxes) (such payments being herein collectively called the “Guaranteed Obligations”). The Parent REIT hereby further agrees that if the Company shall default in the payment of any of the Guaranteed Obligations (after giving effect to all applicable grace and cure periods), the Parent REIT will (x) promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration, by mandatory prepayment or otherwise) in accordance with the terms of such extension or renewal and (y) pay to the holder of any Note such amounts, to the extent lawful, as shall be sufficient to pay the costs and expenses of collection or of otherwise enforcing any of such holder’s rights under this Agreement, including reasonable counsel fees. All obligations of the Parent REIT under this Section 13 shall be referred to as the “Parent Guaranty” and shall survive the transfer of any Note. Any obligations of the Parent REIT under this Section 13 with respect to which the underlying obligation of the Company is expressly stated to survive payment of any Note shall also survive payment of such Note.

Section 13.2. Obligations Unconditional. (a) The obligations of the Parent REIT under Section 13.1 constitute a present and continuing guaranty of payment and not collectibility and are absolute, unconditional and irrevocable, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Company under this Agreement, the other Note Documents or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, other than the payment in full in Dollars of the Guaranteed Obligations. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Parent REIT hereunder which shall remain absolute and unconditional as described above:

(i)    any amendment, modification, compromise, release or extension of any provision of this Agreement, the other Note Documents or any assignment or transfer thereof, including the renewal or extension of the time of payment of any of the Notes or the granting of time in respect of such payment thereof, or of any furnishing or acceptance of security or any additional guarantee or any release of any security or guarantee so furnished or accepted for any of the Notes;

(ii)    any waiver, consent, extension, granting of time, forbearance, indulgence or other action or inaction under or in respect of this Agreement or the other Note Documents, or any exercise or non-exercise of any right, remedy or power in respect hereof or thereof;

(iii)    any bankruptcy, receivership, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceedings with respect to the Company or any other Person or the properties or creditors of any of them;

(iv)    the occurrence of any Default or Event of Default under, or any invalidity or any unenforceability of, or any misrepresentation, irregularity or other defect in, this Agreement, the other Note Documents or any other agreement or the failure to give notice to the Company or the Parent REIT of the occurrence of any Default or Event of Default under the terms and provisions of this Agreement;

(v)    any transfer of any assets to or from the Company, including any transfer or purported transfer to the Company from any Person, any invalidity, illegality of, or inability to enforce, any such transfer or purported transfer, any consolidation or merger of the Issuer with or into any Person, any change in the ownership of any Equity Interests of the Company, or any change whatsoever in the objects, capital structure, constitution or business of the Company;

(vi)    any default, failure or delay, willful or otherwise, on the part of the Company or any other Person to perform or comply with, or the impossibility or illegality of performance by the Company or any other Person of, any term of this Agreement, the other Note Documents or any other agreement;

(vii)    any suit or other action brought by, or any judgment in favor of, any beneficiaries or creditors of, the Company or any other Person for any reason whatsoever, including any suit or action in any way attacking or involving any issue, matter or thing in respect of this Agreement, the other Note Documents or any other agreement;

(viii)    any lack or limitation of status or of power, incapacity or disability of the Company or any trustee or agent thereof; or

(ix)    the power or authority or the lack of power or authority of any Company Party to issue the Notes or to execute and deliver this Agreement or the other Note Documents, as the case may be, and irrespective of the validity of the Notes, this Agreement or the other Note Documents or of any defense whatsoever that any Company Party may or might have to the payment of the Notes (principal, interest and Make-Whole Amount, if any), or to the performance or observance of any of the provisions or conditions of this Agreement or the other Note Documents, or the existence or continuance of any Company Party as a legal entity;

(x)    any failure to present the Notes for payment or to demand payment thereof, or to give the Company or the Parent REIT notice of dishonor for non-payment of the Notes, when and as the same may become due and payable, or notice of any failure on the part of the Company to do any act or thing or to perform or to keep any covenant or agreement by it to be done, kept or performed under the terms of the Notes or this Agreement;

(xi)    any other thing, event, happening, matter, circumstance or condition whatsoever (other than the irrevocable payment in full in Dollars of the Guaranteed Obligations), not in any way limited to the foregoing.

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this paragraph that the obligations of the Parent REIT hereunder shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment to the holders thereof of the principal of, Make-Whole Amount, if any, and interest on the Notes, and of all other sums due and owing to the holders of the Notes pursuant to this Agreement and the Notes, and then only to the extent of such payments in Dollars. Without limiting any of the other terms or provisions hereof, it is understood and agreed that in order to hold the Parent REIT liable hereunder, there shall be no obligation on the part of any holder of any Note to resort, in any manner or form, for payment, to the Company or to any other Person or to the properties or estates of any of the foregoing. All rights of the holder of any Note pursuant thereto or to this Agreement may be transferred or assigned at any time or from time to time and shall be considered to be transferred or assigned upon the transfer of such Note, whether with or without the consent of or notice to the Parent REIT or the Company. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company shall default under the terms of the Notes or this Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Company under the Notes or this Agreement the obligations of the Parent REIT under this Section 13 shall remain in full force and effect and shall apply to each and every subsequent default.
(b)The Parent REIT hereby unconditionally waives diligence, presentment, demand of payment, protest and all notices whatsoever and any requirement that any holder of a Note exhaust any right, power or remedy against the Company under this Agreement, the other Note Documents or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

(c)In the event that the Parent REIT shall at any time pay any amount on account of the Guaranteed Obligations or take any other action in performance of its obligations hereunder, the Parent REIT shall not exercise any subrogation or other rights hereunder or under the Notes and the Parent REIT hereby waives all rights it may have to exercise any such subrogation or other rights, and all other remedies that it may have against the Company, in respect of any payment made hereunder unless and until the Guaranteed Obligations shall have been paid in full in Dollars. If any amount shall be paid to the Parent REIT on account of any such subrogation rights or other remedy, notwithstanding the waiver thereof, such amount shall be received in trust for the benefit of the holders of the Notes and shall forthwith be paid to such holders to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof. The Parent REIT agrees that its obligations under this Section 13 shall be automatically reinstated if and to the extent that for any reason any payment (including payment in full) by or on behalf of the Company is rescinded or must be otherwise restored by any holder of a Note, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid.

(d)If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and such acceleration (and the effect thereof on the Guaranteed Obligations) shall at such time be prevented by reason of the pendency against the Company or any other Person of a case or proceeding under a bankruptcy or insolvency law, the Parent REIT agrees that, for purposes of the guarantee in this Section 13 and the Parent REIT’s obligations under this Agreement, the maturity of the principal amount of the Notes, as applicable, shall be deemed to have been accelerated (with a corresponding effect on the Guaranteed Obligations) with the same effect as if the holders of the Notes had accelerated the same in accordance with the terms of this Agreement, and the Parent REIT shall forthwith pay such principal amount, any interest thereon, any Make-Whole Amount and any other amounts guaranteed hereunder without further notice or demand.

(e)The guarantee in this Section 13 is a continuing guarantee and shall apply to the Guaranteed Obligations whenever arising. Each default in the payment or performance of any of the Guaranteed Obligations shall give rise to a separate claim and cause of action hereunder, and separate claims or suits may be made and brought, as the case may be, hereunder as each such default occurs.

Section 13.3. Marshalling and Accounts. (a) None of the holders of the Notes shall be under any obligation (i) to marshal any assets in favor of the Parent REIT or in payment of any or all of the liabilities of the Company under or in respect of the Notes and this Agreement or the obligation of the Parent REIT hereunder or (ii) to pursue any other remedy that the Parent REIT may or may not be able to pursue itself and that may lessen the Parent REIT’s burden or any right to which the Parent REIT hereby expressly waives.
(b)Until all amounts which may be or become payable by the Company under or in connection with the Notes have been irrevocably paid in full in Dollars while an Event of Default is continuing, any moneys received from the Parent REIT under this Agreement may be held in an interest-bearing bank account.

(c)This guarantee is in addition to and is not in any way prejudiced by any other guarantee (including, without limitation, any Subsidiary Guaranty) now or subsequently held by a holder of a Note.

Section 13.4. General Limitation on Guarantee Obligations. In any action or proceeding involving any state or provincial corporate law, or any foreign, state, provincial or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Parent REIT under Section 13.1 would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 13.1, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by the Parent REIT, any holder or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

SECTION 14.    REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 14.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person(s) in whose name any Note(s) shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 14.2. Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 19(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same Series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1(a) or 1(b), as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

Section 14.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 19(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)    in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $30,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)	in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 15.    PAYMENTS ON NOTES.

Section 15.1. Place of Payment. Subject to Section 15.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of U.S. Bank, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 15.2. Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 15.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in Schedule B, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 15.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section
14.2.    The Company will afford the benefits of this Section 15.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 15.2.

SECTION 16.    EXPENSES, ETC.

Section 16.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Subsidiary Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective) within 15 Business Days after the Company’s receipt of an invoice therefor, including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Subsidiary Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Subsidiary Guaranty or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any Subsidiary Guaranty and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $3,500 for each Series. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes) and (ii) any and all wire transfer fees that any bank deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note.

Section 16.2. Survival. The obligations of the Company under this Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Subsidiary Guaranty or the Notes, and the termination of this Agreement.

SECTION 17.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES;

ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and any Subsidiary Guaranties embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 18.    AMENDMENT AND WAIVER.

Section 18.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that:

(a)    no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 22 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and

(b)    no amendment or waiver may, without the written consent of each Purchaser and the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or
(y)the Make-Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver, or the principal amount of the Notes that the Purchasers are to purchase pursuant to Section 2 upon the satisfaction of the conditions to Closing that appear in Section 4, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2) 11(a), 11(b), 12, 18 or 21.

Section 18.2. Solicitation of Holders of Notes. (a) Solicitation. The Company will provide each Purchaser and holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Purchaser and such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any Subsidiary Guaranty. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 18 or any Subsidiary Guaranty to each Purchaser and holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers or holders of Notes.

(b)    Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of a Note as consideration for or as an inducement to the entering into by such Purchaser or holder of any waiver or amendment of any of the terms and provisions hereof or of any Subsidiary Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser and each holder of a Note even if such Purchaser or holder did not consent to such waiver or amendment.

(c)    Consent in Contemplation of Transfer. Any consent given pursuant to this Section 18 or any Subsidiary Guaranty by a holder of a Note that has transferred or has agreed to transfer its Note to the Company, any Subsidiary or any Affiliate of the Company in connection with such consent shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 18.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 18 or any Subsidiary Guaranty applies equally to all Purchasers and holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any Purchaser or holder of a Note and no delay in exercising any rights hereunder or under any Note or Subsidiary Guaranty shall operate as a waiver of any rights of any Purchaser or holder of such Note.

Section 18.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Subsidiary Guaranty or the Notes, or have directed the taking of any action provided herein or in any Subsidiary Guaranty or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 19.    NOTICES.

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i)	if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule B, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii)    if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii)    if to the Parent REIT or the Company, to the Company at its address set forth at the beginning hereof to the attention of Finance Department, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 19 will be deemed given only when actually received.

SECTION 20.    REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any

Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 21.    CONFIDENTIAL INFORMATION.

For the purposes of this Section 21, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Parent REIT, the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Parent REIT, the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose
Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 21, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 21), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 21, (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any Subsidiary Guaranty. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 21.

In the event that as a condition to receiving access to information relating to the Parent REIT, the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 21, this Section 21 shall not be amended thereby and, as between such Purchaser or such holder and the Parent REIT and the Company, this Section 21 shall supersede any such other confidentiality undertaking.

SECTION 22.    SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 22), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 22), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 23.    MISCELLANEOUS.

Section 23.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 23.2. Accounting Terms.

(a)All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25
– Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

(b)Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Note Document, and either the Company or the Required Holders shall so request, the holders of Notes and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Holders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the holders of Notes financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

(c)Financial Covenant Calculation Conventions. Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of all calculations made under the financial covenants set forth in Section 10.6 (including without limitation for purposes of the definitions of “Pro Forma Basis” set forth in Schedule A, (i) after consummation of any Disposition or removal of an Unencumbered Borrowing Base Property (A) income statement items (whether income or expense) and capital expenditures attributable to the property disposed of or removed shall, to the extent not otherwise excluded in such income statement items for the Company Parties in accordance with GAAP or in accordance with any defined terms set forth in
Schedule A, be excluded as of the first day of the applicable period and (B) Indebtedness which is retired shall be excluded and deemed to have been retired as of the first day of the applicable period and (ii) after consummation of any acquisition (A) income statement items (whether positive or negative) and capital expenditures attributable to the Person or property acquired shall, to the extent not otherwise included in such income statement items for the Company Parties in accordance with GAAP or in accordance with any defined terms set forth in Schedule A be included to the extent relating to any period applicable in such calculations, (B) to the extent not retired in connection with such acquisition, Indebtedness of the Person or property acquired shall be deemed to have been incurred as of the first day of the applicable period, (iii) in connection with any incurrence of Indebtedness, any Indebtedness which is retired in connection with such incurrence shall be excluded and deemed to have been retired as of the first day of the applicable period and (iv) pro forma adjustments may be included to the extent that such adjustments would give effect to items that are (1) directly attributable to the relevant transaction, (2) expected to have a continuing impact on the Company Parties and (3) factually supportable (in the opinion of the Required Holders).

Section 23.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 23.4. Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Section 23.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 23.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 23.7. Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 23.7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 19 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)Nothing in this Section 23.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

Section 23.8. Subordination.
    If the Company or any other Note Party is now or hereafter becomes indebted to one or more Guarantors including with respect to any Permitted Intercompany Mortgage (such indebtedness and all interest thereon and other obligations with respect thereto being referred to as “Affiliated Debt”), then such Affiliated Debt shall be subordinate in all respects to the full payment and performance of the Obligations, and no Guarantor shall be entitled to enforce or receive payment with respect to any Affiliated Debt until such time as the Obligations have been irrevocably paid in full and the commitments relating thereto have expired or been terminated; provided that, so long as no Event of Default has occurred and is continuing, a Guarantor may receive payments with respect to any Affiliated Debt including the payment in full of same. Each Guarantor agrees that any Liens, mortgages, deeds of trust, security interests, judgment liens, charges or other encumbrances upon the Company’s or any other Note Party’s assets securing the payment of the Affiliated Debt shall be and remain subordinate and inferior to any Liens, security interests, judgment liens, charges or other encumbrances upon the Company’s or any other Note Party’s assets securing the payment and performance of the Obligations. If an Event of Default exists, then, without the prior written consent of the holders of the Notes, no Guarantor shall exercise or enforce any creditor’s rights of any nature against the Company or any other Note Party to collect the Affiliated Debt (other than demand payment therefor) or enforce any such Liens, security interests, judgment liens, charges or other encumbrances. In the event of the receivership, bankruptcy, reorganization, arrangement, debtor’s relief or other insolvency proceedings involving the Company or any applicable Note Party as a debtor, the holders of the Notes have the right and authority, either in their own name or as attorney-in-fact for any applicable Guarantor, to file such proof of debt, claim, petition or other documents and to take such other steps as are necessary to prove its rights hereunder and receive directly from the receiver, trustee or other court custodian, payments, distributions or other dividends which would otherwise be payable upon the Affiliated Debt. Each Guarantor hereby assigns such payments, distributions and dividends to the holders of the Notes, and irrevocably appoints the each holder of the Notes as its true and lawful attorney-in-fact (which appointment is coupled with an interest) with authority to make and file in the name of such Guarantor any proof of debt, amendment of proof of debt, claim, petition or other document in such proceedings and to receive payment of any sums becoming distributable on account of the Affiliated Debt, and to execute such other documents and to give acquittances therefor and to do and perform all such other acts and things for and on behalf of such Guarantor as may be reasonably necessary in the opinion of the holders of the Notes in order to have the Affiliated Debt allowed in any such proceeding and to receive payments, distributions or dividends of or on account of the Affiliated Debt.

*    *    *    *    *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.
Very truly yours, PEBBLEBROOK HOTEL, L.P.
a Delaware limited partnership

By: Pebblebrook Hotel Trust, a Maryland real estate investment trust, its general partner

By	Name: Raymond D. Martz
Title: Executive Vice President Chief Financial Officer

PEBBLEBROOK HOTEL TRUST
a Maryland real estate investment trust,

By	Name: Raymond D. Martz
Title: Executive Vice President Chief Financial Officer

This Agreement is hereby accepted and agreed to as of the date hereof.

[ADD PURCHASER SIGNATURE BLOCKS]

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Additional Surge Date” is defined in Section 10.6(a)(i)(B). “Additional Surge Period” is defined in Section 10.6(a)(i)(B).

“Adjusted NOI” means, as of any date of calculation, the sum of Net Operating Incomes for all Real Properties for the most recently-ended Calculation Period (and, if specifically required, including adjustments for subsequent events or conditions on a Pro Forma Basis).

“Adjusted Unrestricted Cash” means, on any date, an amount, not less than zero ($0), equal to the Company Party’s Unrestricted Cash less ~~$10,000,000~~(a) with respect to the calculation of the Consolidated Leverage Ratio, $10,000,000, and (b) with respect to the calculation of the Unsecured Leverage Ratio, $100,000,000.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, the Person specified. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Affiliate Guaranties” means the Parent Guaranty and the Subsidiary Guaranty, and
“Affiliate Guaranty” means any one of the Affiliate Guaranties.

“Affiliated Debt” has the meaning specified in Section 23.8.

“Agreement” means this Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.
“Anti-Corruption Laws” is defined in Section 5.16(d)(1). “Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Attributable Indebtedness” means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

“Bank of America Credit Facility” means the agreement referenced in clause (c) of the definition of Material Credit Facility; provided that if the Bank of America Credit Facility shall no

SCHEDULE A
(to Note Purchase Agreement)

longer be in existence, then the discretion given under this Agreement to the Bank of America Credit Facility shall instead be at the discretion of the Required Holders.

“Bank of America Term Facility” means the facility evidenced by that certain Credit Agreement, dated as of October 31, 2018, among the Company, the Parent REIT, certain lenders party thereto, and Bank of America, as administrative agent (as the same may be amended, restated, modified or supplemented from time to time).

“Blocked Person” is defined in Section 5.16(a).

“Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Calculation Period” means, as of any date of determination commencing with the delivery of the Required Financial Information for the fiscal quarter ending June 30, 2017, the most recent four (4) fiscal quarter period for which the Company has provided the Required Financial Information; provided that, for calculations made on a Pro Forma Basis, the amounts calculated for the applicable Calculation Period shall be adjusted as set forth in Section 23.2(c) but shall otherwise relate to the applicable Calculation Period (as defined above).

“Capitalization Rate” shall have the meaning ascribed to such term in the Primary Credit Facilities from time to time, and, if for any reason no Primary Credit Facility then exists or such term is no longer used therein, the Capitalization Rate most recently in effect. Notwithstanding the foregoing, in no event shall the “Capitalization Rate” at any time be less than (a) 6.75% in the case of Real Properties in the central business districts of New York, New York; San Diego, California; San Francisco, California; Washington, D.C.; and Boston, Massachusetts; (b) 6.75% in the case of Los Angeles, California urban Real Properties (including Real Properties located in Santa Monica, California) and LaPlaya Beach Resort & Club; and (c) 7.50% in the case of all other Real Properties.

“Capital One Facility” means the facility evidenced by that certain Credit Agreement, dated as of the date hereof, among the Company, the Parent REIT, certain lenders party thereto, and Capital One, National Association, as administrative agent (as the same may be amended, restated, modified or supplemented from time to time).

“Cash Equivalents” means any of the following types of Investments, to the extent owned by any Company Party:

(a)    readily marketable obligations issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States is pledged in support thereof;

(b)    time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i)(A) is a lender under the Bank of America Term Facility or (B) is organized under the laws of the United States, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than 180 days from the date of acquisition thereof;

(c)    commercial paper issued by any Person organized under the laws of any state of the United States and rated at least “Prime-1” (or then equivalent grade) by Moody’s or at least “A-1” (or then equivalent grade) by S&P, in each case with maturities of not more than 180 days from the date of acquisition thereof; and

(d)    Investments, classified in accordance with GAAP as current assets of any Company Party, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition.

“Change in Control” means an event or series of events by which:

(a)any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of twenty-five percent (25%) or more of the equity securities of the Company or Parent REIT entitled to vote for members of the board of directors or equivalent governing body of the Company or Parent REIT on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);

(b)during any period of twenty-four (24) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company or Parent REIT cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

(c)the passage of thirty (30) days from the date upon which any Person or two (2) or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Company or Parent REIT, or control over the equity securities of the Company or Parent REIT entitled to vote for members of the board of directors or equivalent governing body of the Company or Parent REIT on a fully-diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right) representing twenty-five percent (25%) or more of the combined voting power of such securities.

“CISADA” means the Comprehensive Iran Sanctions, Accountability and Divestment
Act.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Collateral” is defined in Section 9.10.

“Collateral Agent” means Truist Bank, a North Carolina banking corporation.

“Collateral Agency Agreement” means that certain Collateral Agency Agreement dated as of the Second Amendment Effective Date among the Collateral Agent and the holders of Notes.

“Collateral Documents” means, collectively, the Collateral Agency Agreement, the Pledge Agreement, the Intercreditor Agreement and all other agreements, instruments and documents executed in connection with this Agreement that are intended to create, perfect or evidence Liens to secure the Obligations, including all other security agreements, pledge agreements, deeds of trust, pledges, powers of attorney, consents, assignments, notices, financing statements and all other written matter whether heretofore, now, or hereafter executed by the Company or any of its Subsidiaries and delivered to the Collateral Agent to create, perfect or evidence Liens to secure the Obligations.

“Collateral Period” means any period after the Second Amendment Effective Date commencing on the occurrence of a Collateral Trigger Date and ending on the Collateral Release Date.

“Collateral Release” is defined in Section 9.10.

“Collateral Release Certificate” is defined in Section 9.10.

“Collateral Release Date” means any date after the expiration of the Waiver Period on which (a) no Default or Event of Default is continuing, (b) the Company delivers a Collateral Release Certificate as required by Section 9.10, and (c) the Consolidated Leverage Ratio is either (i) less than or equal to 6.75 to 1.00 as of the last day of any two (2) consecutive fiscal quarters, or

(ii)less than or equal to 6.25 to 1.00 as of the last day of any fiscal quarter, in each case as reflected on the most recently delivered Compliance Certificate delivered pursuant to Section 7.2(a).

“Collateral Trigger Date” means any date during the Waiver Period, on which (a) the Liquidity of the Consolidated Parties does not exceed $300,000,000 (the “Limited Collateral Trigger Event”), (b) the Liquidity of the Consolidated Parties does not exceed $250,000,000, or (c) the “Total Revolving Credit Outstandings” under the Bank of America Credit Facility (as defined therein) exceed $400,000,000 at any time on or after the fourth (4th) Business Day following the Second Amendment Effective Date.

“Company” means Pebblebrook Hotel, L.P., a Delaware limited partnership or any successor that becomes such in the manner prescribed in Section 10.2.

“Company Parties” means, without duplication, the Parent REIT and its consolidated Subsidiaries (including the Company), and “Company Party” means any one of the Company Parties.

“Confidential Information” is defined in Section 21.

“Consolidated Adjusted EBITDA” means, for any period, EBITDA less an annual replacement reserve equal to four percent (4.0%) of gross property revenues (excluding revenues with respect to third party space or retail leases).

“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Adjusted EBITDA for the Calculation Period ending on such date to
(b) Consolidated Fixed Charges for such period.

“Consolidated Fixed Charges” means, for any period, the sum of (a) Consolidated Interest Charges for such period, plus (b) current scheduled principal payments on Consolidated Funded Indebtedness for such period (including, for purposes hereof, current scheduled reductions in commitments, but excluding any payment of principal under the Material Credit Facilities or under this Agreement and any “balloon” payment or final payment at maturity that is significantly larger than the scheduled payments that preceded it), plus (c) dividends and distributions paid in cash on preferred stock by the Company Parties on a consolidated basis and all Unconsolidated Affiliates, if any, for such period, in each case, determined in accordance with GAAP; provided that, to the extent the calculations under clauses (a), (b) and (c) above include amounts allocable to Unconsolidated Affiliates, such calculations shall be without duplication and shall only include such amounts to the extent attributable to any Unconsolidated Affiliate Interests (or, if greater, amounts that are attributable to Consolidated Funded Indebtedness that is recourse to a Company Party).

“Consolidated Funded Indebtedness” means, as of any date of determination, without duplication, the sum of (a) the outstanding principal amount of all obligations of the Company Parties on a consolidated basis, whether current or long-term, for borrowed money (including all obligations hereunder and under the Notes and, without duplication, Affiliate Guaranties) and all obligations of the Company Parties on a consolidated basis evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness of the Company Parties on a consolidated basis, (c) all obligations of the Company Parties on a consolidated basis arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations of the Company Parties on a consolidated basis in respect of forward purchase agreements or the deferred purchase price of any property or services (other than trade accounts payable in the ordinary course of business), (e) Attributable Indebtedness of the Company Parties on a consolidated basis in respect of capital leases and Synthetic Lease Obligations, (f) without duplication, all Guarantees of the Company Parties on a consolidated basis with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Parent REIT or any Subsidiary, (g) without duplication, all Indebtedness of the Company Parties on a consolidated basis of the types referred to in clauses (a) through (f) above of any partnership or joint venture in which the Parent REIT or a Subsidiary is a general partner or joint venturer, and (h) without duplication, the aggregate amount of Unconsolidated Affiliate Funded Indebtedness for all Unconsolidated Affiliates. Notwithstanding the foregoing, Consolidated Funded Indebtedness shall exclude Excluded Capital Leases.

“Consolidated Interest Charges” means, for any period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses of the Company Parties on a consolidated basis and all Unconsolidated Affiliates, in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Company Parties on a consolidated basis and all Unconsolidated Affiliates with respect to such period under capital leases (other than Excluded Capital Leases) that is treated as interest in accordance with GAAP; provided that, to the extent the calculations under clauses (a) and (b) above include amounts allocable to Unconsolidated Affiliates, such calculations shall be without duplication and shall only include such amounts to the extent attributable to any Unconsolidated Affiliate Interests (or, if greater, amounts that are attributable to Consolidated Funded Indebtedness that is recourse to a Company Party).

“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness less Adjusted Unrestricted Cash as of such date to (b) EBITDA for the Calculation Period most recently ended.

“Consolidated Net Income” means, for any period, the sum of (a) the net income of the Company Parties on a consolidated basis (excluding extraordinary gains, extraordinary losses and gains and losses from the sale of assets) for such period, calculated in accordance with GAAP, plus
(b) without duplication, an amount equal to the aggregate of net income (excluding extraordinary gains and extraordinary losses) for such period, calculated in accordance with GAAP, of each Unconsolidated Affiliate multiplied by the respective Unconsolidated Affiliate Interest in each such entity.

“Consolidated Recourse Secured Indebtedness” means, as of any date of determination, for the Company Parties on a consolidated basis and all Unconsolidated Affiliates, all Secured Debt that is recourse to any Company Party or any Unconsolidated Affiliate (except to the extent such recourse is limited to customary non-recourse carve-outs); provided that, to the extent the calculation of Secured Debt includes amounts allocable to Unconsolidated Affiliates, such calculation shall be without duplication and shall only include such amounts to the extent attributable to any Unconsolidated Affiliate Interests (or, if greater, amounts that are attributable to Secured Debt that is recourse to a Company Party).

“Consolidated Secured Debt” means, as of any date of determination, for the Company Parties on a consolidated basis and all Unconsolidated Affiliates, all Secured Debt; provided that, to the extent the calculation of Secured Debt includes amounts allocable to Unconsolidated Affiliates, such calculation shall be without duplication and shall only include such amounts to the extent attributable to any Unconsolidated Affiliate Interests (or, if greater, amounts that are attributable to Secured Debt that is recourse to a Company Party).

“Consolidated Tangible Net Worth” means, as of any date of determination, for the Company Parties on a consolidated basis and all Unconsolidated Affiliates, Shareholders’ Equity on that date, minus the amount of Intangible Assets, plus the amount of accumulated depreciation; provided that there shall be excluded from the calculation of “Consolidated Tangible Net Worth” any effects resulting from the application of FASB ASC No. 715: Compensation – Retirement Benefits; provided, further, that, to the extent the calculation of the foregoing amounts includes amounts allocable to Unconsolidated Affiliates, such calculation shall be without duplication and shall only include such amounts to the extent attributable to any Unconsolidated Affiliate Interests.

“Consolidated Total Asset Value” means, without duplication, as of any date of determination, for the Company Parties on a consolidated basis, the sum of: (a) the Operating Property Value of all Real Properties (other than Development/Redevelopment Properties); (b) the amount of all Unrestricted Cash; (c) the book value of all Development/Redevelopment Properties, mortgage or real estate-related loan assets and undeveloped or speculative land; (d) the contract purchase price for all assets under contract for purchase (to the extent included in Indebtedness); and (e) the Company’s applicable Unconsolidated Affiliate Interests of the preceding items for its Unconsolidated Affiliates.

“Consolidated Unsecured Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Net Operating Income from the Unencumbered Borrowing Base Properties for the Calculation Period ending on such date to (b) Unsecured Interest Charges for such period; provided that, there shall be excluded from the calculation of Consolidated Unsecured Interest Coverage Ratio: (a) any excess above forty percent (40%) of aggregate Net Operating Income from the Unencumbered Borrowing Base Properties from any one Major MSA and (b) any excess above thirty-three percent (33%) of aggregate Net Operating Income from the Unencumbered Borrowing Base Properties from any one Other MSA.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Entity” means (i) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (ii) if the Company has a parent company, such parent company and its Controlled Affiliates.

~~“DC Hotel Trust” means DC Hotel Trust, a Maryland real estate investment trust.~~

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest that is the greater of (i) 2.00% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2.00% over the rate of interest publicly announced by U.S. Bank, N.A. in New York, New York as its “base” or “prime” rate.

“Development/Redevelopment Property” means Real Property with respect to which development activities are being undertaken by the applicable owner thereof. A Real Property shall cease to be a Development/Redevelopment Property on the last day of the sixth (6th) full fiscal quarter after opening or reopening (or such earlier date as elected by the Company by written notice to the holders of the Notes).

“Disclosure Documents” is defined in Section 5.3.

“Disposition” or “Dispose” means the sale, transfer, license, lease (excluding the lease of any Unencumbered Borrowing Base Property and personal property assets related thereto to any TRS pursuant to a form of Lease approved in the manner required under the Bank of America Credit Facility) or other disposition of any property by any Person (including any sale ~~and~~ leaseback transaction) ~~of any property by any Person~~, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. For the avoidance of doubt, leases of personal or Real Property (other than sale and leaseback transactions) entered into in the ordinary course of business shall not be deemed to be Dispositions.

“Dividing Person” is defined in the definition of “Division.”

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Dollar” and “$” mean lawful money of the United States.

“EBITDA” means, for any period, the sum of (a) an amount equal to Consolidated Net
Income for such period plus (b) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Company Parties and Unconsolidated Affiliates for such period, (iii) depreciation and amortization expense of the Company Parties and Unconsolidated Affiliates, (iv) other non-recurring expenses of the Company Parties and Unconsolidated Affiliates reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, (v) without duplication of any of the foregoing, amounts deducted from net income as a result of fees or expenses incurred in connection with acquisitions permitted under this Agreement, that can no longer be capitalized due to FAS 141R Changes and charges relating to the under-accrual of earn outs due to the FAS 141R Changes, (vi) all non-cash items with respect to straight-lining of rents materially decreasing Consolidated Net Income for such period, and (vii) all other non-cash items decreasing Consolidated Net Income (including non-cash expenses or losses with respect to Excluded Capital Leases), minus (c) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits of the Company Parties and Unconsolidated Affiliates for such period,
(ii) all non-cash items with respect to straight-lining of rents materially increasing Consolidated Net Income for such period, and (iii) all other non-cash items increasing Consolidated Net Income for such period (including non-cash revenues or gains with respect to Excluded Capital Leases); provided that, to the extent the calculations under clauses (a), (b) and (c) above include amounts allocable to Unconsolidated Affiliates, such calculations shall be without duplication and shall only include such amounts to the extent attributable to any Unconsolidated Affiliate Interests. “EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes

“Eligible Ground Lease” means a ground or similar building lease with respect to an Unencumbered Borrowing Base Property executed by the Company or a Subsidiary of the Company, as lessee, (a) that has a remaining lease term (including extension or renewal rights) of at least thirty-five (35) years, calculated as of the date such property becomes an Unencumbered Borrowing Base Property, (b) that is in full force and effect, (c) that may be transferred and/or assigned without the consent of the lessor (or as to which (i) such lease may be transferred and/or assigned with the consent of the lessor and (ii) such consent shall not be unreasonably withheld or delayed or is subject to certain customary and reasonable requirements), and (d) pursuant to which
(i)no default or terminating event exists thereunder, and (ii) no event has occurred which but for the passage of time, or notice, or both would constitute a default or terminating event thereunder.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Equity Issuance” means the issuance or sale by any Person of any of its Equity Interests or any capital contribution to such Person by any holder of its Equity Interests.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code. “Event of Default” is defined in Section 11.

“Excluded Capital Lease” means any long-term ground lease or building lease that is treated as a capital lease in accordance with GAAP.

“Excluded Net Proceeds” means (a) Net Cash Proceeds from the issuance of any common Equity Interests of the Parent REIT after the Second Amendment Effective Date in an aggregate amount of up to $300,000,000 to be used to acquire one or more Unencumbered Borrowing Base Properties, (b) Net Cash Proceeds of Dispositions after the Second Amendment Effective Date in the aggregate amount of up to $200,000,000 that the Company has designated in writing as being held for reinvestment in one or more new Unencumbered Borrowing Base Properties and (c) Net Cash Proceeds from Permitted Preferred Issuances which are contemporaneously (or not later than thirty (30) days after the issuance thereof) being used to redeem existing preferred Equity Interests of the Parent REIT.

“Excluded Swap Obligations” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to any “keepwell, support or other agreement” for the benefit of such Guarantor and any and all Guaranties of such Guarantor’s Swap Obligations by other Note Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, then such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Execution Date” is defined in Section 3.

“FAS 141R Changes” means those changes made to a buyer’s accounting practices by the
Financial Accounting Standards Board’s Statement of Financial Accounting Standard No. 141R, Business Combinations, which is effective for annual reporting periods that begin in calendar year 2009.

“FFO Distribution Allowance” means, for any fiscal year of the Company Parties, an amount equal to ninety-five percent (95%) of Funds From Operations for such fiscal year.

“Financial Covenant” mean any covenant that relates to one or more numerical measures of the financial condition or results of operations (consolidated or otherwise) of the Company Parties (however expressed and whether stated as a ratio, as a fixed threshold, as an event of default, or otherwise, including, without limitation, financial covenants of the type included in Section 7.11 of the Primary Credit Facilities) (or any thereof shall be amended, restated or otherwise modified) and such financial covenant would be more beneficial, directly or indirectly, to the holders of the Notes than the financial covenants in Sections 10.6 of this Agreement as of the Execution Date.
“Form 10-K” is defined in Section 7.1(b). “Form 10-Q” is defined in Section 7.1(a).
“Funds From Operations” means, with respect to the immediately prior fiscal quarter period, Consolidated Net Income, plus depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures as hereafter provided; provided that, to the extent such calculations include amounts allocable to Unconsolidated Affiliates, such calculations shall be without duplication and shall only include such amounts to the extent attributable to any Unconsolidated Affiliate Interests. Without limiting the foregoing, notwithstanding contrary treatment under GAAP, for purposes hereof, (a) “Funds From Operations” shall include, and be adjusted to take into account, (i) the Parent REIT’s interests in unconsolidated partnerships and joint ventures, on the same basis as consolidated partnerships and subsidiaries, as provided in the “white paper” issued in April 2002 by the National Association of Real Estate Investment Trusts, as may be amended from time to time, and (ii) amounts deducted from net income as a result of pre-funded fees or expenses incurred in connection with acquisitions permitted under the Note Documents that can no longer be capitalized due to FAS 141R Changes and charges relating to the under-accrual of earn outs due to the FAS 141R Changes, and (b) net income (or loss) of the Company Parties on a consolidated basis shall not include gains (or, if applicable, losses) resulting from or in connection with (i) restructuring of indebtedness, (ii) sales of property, (iii) sales or redemptions of preferred stock, (iv) non-cash asset impairment charges or (v) other non-cash items including items with respect to Excluded Capital Leases.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Glass Houses” means Glass Houses, a Maryland real estate investment trust.

“Governmental Authority” means

(a)	the government of

(i)    the United States of America or any state or other political subdivision thereof, or

(ii)    any other jurisdiction in which any Company Party conducts all or any part of its business, or which asserts jurisdiction over any properties of any Company Party, or

(b)    any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“Guarantors” means, collectively, (a) the Parent REIT and (b) each of the Subsidiary Guarantors.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a)to purchase such indebtedness or obligation or any property constituting security therefor;

(b)to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c)to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d)otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Laws.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 14.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 18.2 and 19 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Immaterial Subsidiary” means any Subsidiary whose assets constitute less than one percent (1%) of Consolidated Total Asset Value; provided that if at any time the aggregate Consolidated Total Asset Value of the “Immaterial Subsidiaries” exceeds ten percent (10%) of all Consolidated Total Asset Value, then the Company shall designate certain “Immaterial Subsidiaries” as Guarantors such that the aggregate Consolidated Total Asset Value of the “Immaterial Subsidiaries” which are not Guarantors does not exceed ten percent (10%) of all Consolidated Total Asset Value.

“Incorporated Covenant” is defined in Section 9.9(b). “Increased Interest Rate” is defined in Section 10.6(a)(ii).
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c)	net obligations of such Person under any Swap Contract;

(d)all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable incurred in the ordinary course of business and, in each case, not overdue by more than ninety (90) days after such trade account payable was created, except to the extent that any such trade payables are being disputed in good faith);

(e)indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)capital leases (other than Excluded Capital Leases) and Synthetic Lease Obligations;

(g)all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(h)	all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include, without duplication, the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease (other than an Excluded Capital Lease) or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

“Information Memorandum” is defined in Section 5.3. “INHAM Exemption” is defined in Section 6.2(e).
“Initial Compliance Date” means (a) if the Waiver Period ends on the date occurring under clause (a) of the definition of Waiver Period, June 30, 2021 or (b) if the Waiver Period ends on the date occurring under clause (b) of the definition of Waiver Period, the last day of the applicable fiscal quarter set forth in the Compliance Certificate delivered pursuant to such clause (b).

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Intangible Assets” means assets that are considered to be intangible assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.

“Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Second Amendment Effective Date, by and among the Company, the Parent REIT, certain grantors and guarantors party thereto, Bank of America, N.A., U.S. Bank National Association, Capital One, National Association, the Collateral Agent, and each additional pari passu collateral agent from time to time party thereto.

“Intermediate REIT” means (a) ~~DC Hotel Trust~~Glass Houses and (b) any Subsidiary of the Company that is formed as a real estate investment trust under its jurisdiction of formation, which Subsidiary does not own any assets (other than any Equity Interests in any Subsidiary that owns any Real Property assets); provided that such Subsidiary (i) shall not incur or guarantee any other Indebtedness and (ii) may receive Restricted Payments paid in cash from its Subsidiaries so long as such Restricted Payments are immediately distributed upon receipt to the Company.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Leverage Surge Date” is defined in Section 10.6(a)(i)(A). “Leverage Surge Period” is defined in Section 10.6(a)(i)(A).
“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Limited Collateral Trigger Event” has the meaning specified in the definition of Collateral Trigger Date.

“Liquidity” means, as of any date of determination, the sum of (a) cash and Cash Equivalents not subject to any Liens, Negative Pledges or other restrictions plus (b) undrawn availability under the Bank of America Credit Facility or under any other credit facilities of the Consolidated Parties (to the extent available to be drawn at the date of determination in accordance with the Bank of America Credit Facility or the other applicable credit facility).

“Liquidity Compliance Certificate” means a certificate substantially in the form of
Exhibit A or in such other form as may be agreed by the Company and the Required Holders.

“Major MSA” means the metropolitan statistical area of any of the following: (a) New York City, New York; (b) Chicago, Illinois; (c) Washington, DC; (d) Los Angeles, California (excluding Santa Monica, California); (e) Boston, Massachusetts; (f) San Diego, California; and

(g)	San Francisco, California.

“Material Acquisition” means the acquisition by any ~~Consolidated~~Company Party, in a single transaction or in a series of related transactions, of one or more Real Properties or Persons owning Real Properties in which the total investment with respect to such acquisition is equal to or greater than ten percent (10%) of Consolidated Total Asset Value at such time.

“Make-Whole Amount” is defined in Section 8.6.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company Parties taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the operations, business, properties, liabilities (actual or contingent) or condition (financial or otherwise) of the Company Parties taken as a whole, (b) the ability of the Parent REIT and the Company to perform its obligations under this Agreement and the Notes, respectively (c) the ability of any Guarantor to perform its obligations under its Affiliate Guaranty, or (d) the validity or enforceability of this Agreement, the Notes or any Affiliate Guaranty.

“Material Credit Facility” means, as to the Company Parties:

     ~~(a) that certain Credit Agreement dated as of June 10, 2015 among the Company, the Parent REIT, certain guarantors party thereto, PNC Bank, National Association as Administrative Agent and the other lenders party thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof~~

     ~~(b) that certain Credit Agreement dated as of April 13, 2015 among the Company, the Parent REIT, certain guarantors party thereto, U.S. Bank National Association as Administrative Agent and the other lenders party thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof;~~

(c) that certain Third Amended and Restated Credit Agreement dated as of ~~October 16, 2014 among the Company, the Parent REIT, certain guarantors party thereto, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer and the other lenders party thereto, including the First Amendment dated as of April 13, 2015 and any other renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof~~

(a)	the Bank of America Credit Facility;

(b)	the Bank of America Term Facility;

(c)	the US Bank Facility;

(d)	The US Bank Lessee Line of Credit;

(e)	the Capital One Facility; and

(~~d~~f) any other agreement(s) creating or evidencing indebtedness for borrowed money entered into on or after the date of the execution and delivery of this Agreement by the Company or any Subsidiary, or in respect of which the Company or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than
$25,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency) but excluding Secured Non-Recourse Debt; and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility.

“Material Lease” shall mean as to any Unencumbered Borrowing Base Property (a) any Lease of such Unencumbered Borrowing Base Property (and any personal property assets related thereto) between the applicable Company Party that owns such Unencumbered Borrowing Base Property and any TRS, (b) any Lease which, individually or when aggregated with all other Leases at such Unencumbered Borrowing Base Property with the same tenant or any of its Affiliates, accounts for ten percent (10%) or more of such Unencumbered Borrowing Base Property’s revenue, or (c) any Lease which contains any option, offer, right of first refusal or other similar entitlement to acquire all or any portion of the Property.

“Maturity Date” is defined in the first paragraph of each Note. “More Favorable Covenant” is defined in Section 9.9(a). “Most Favored Lender Notice” is defined in Section 9.9.
“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“Negative Pledge” means a provision of any agreement (other than this Agreement or any other Note Document or any document relating to a Material Credit Facility) that prohibits the creation of any Lien on any assets of a Person; provided, however, that neither (a) an agreement that establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets nor (b) any requirement for the grant in favor of the holders of any Unsecured Indebtedness of an equal and ratable Lien in connection with a pledge of any property or asset to secure the Obligations, shall constitute a “Negative Pledge” for purposes of this Agreement.

“Net Cash Proceeds” means:

(a)with respect to any Disposition by any Company Party, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction, including any accrued interest, repayment fees or charges due in connection with such repayment (other than Indebtedness under the Notes), (B) the reasonable and customary out-of-pocket expenses incurred by such Company Party in connection with such transaction and (C) income taxes reasonably estimated to be actually payable within two (2) years of the date of the relevant transaction as a result of any gain recognized in connection therewith; provided that, if the amount of any estimated taxes pursuant to subclause (C) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds;

(b)with respect to the sale or issuance of any Equity Interest by any Company Party, the excess of (i) the sum of the cash and Cash Equivalents received in connection with such transaction over (ii) the underwriting discounts and commissions, and other reasonable and customary out-of-pocket expenses, incurred by such Company Party in connection therewith; and

(c)with respect to the incurrence or issuance of any Indebtedness by any Company Party, the excess of (i) the sum of the cash and Cash Equivalents received in connection with such transaction over (ii) the sum of (A) the principal amount of any Indebtedness that is refinanced, replaced and/or repaid with the proceeds of such Indebtedness, including any accrued interest, repayment fees or charges due in connection with such refinancing, replacement and/or repayment (other than Indebtedness under the Notes) and (B) the reasonable and customary out-of-pocket expenses incurred by such Company Party in connection therewith.

“Net Operating Income” means, with respect to any Real Property and for the most recently ended Calculation Period, an amount equal to (a) the aggregate gross revenues from the operations of such Real Property during the applicable Calculation Period, minus (b) the sum of (i) all expenses and other proper charges incurred in connection with the operation of such Real Property during such period pro-rated as appropriate (including real estate taxes, but excluding any management fees, debt service charges, income taxes, depreciation, amortization and other non-cash expenses), and (ii) actual management fees paid during such period and (iii) an annual replacement reserve equal to four percent (4.0%) of the aggregate revenues from the operations of such Real Property (excluding revenues with respect to third party space or retail leases).

“Net Proceeds” means, with respect to any Equity Issuance by any Company Party, the amount of cash received by such Company Party in connection with any such transaction after deducting therefrom the aggregate, without duplication, of the following amounts to the extent properly attributable to such transaction and such amounts are usual, customary, and reasonable:
(a)brokerage commissions; (b) attorneys’ fees; (c) finder’s fees; (d) financial advisory fees; (e) accounting fees; (f) underwriting fees; (g) investment banking fees; and (h) other commissions,

costs, fees, expenses and disbursements related to such Equity Issuance, in each case to the extent paid or payable by such Company Party.

“New Property” means each Real Property acquired by the Company Parties on a consolidated basis and all Unconsolidated Affiliates (as the case may be) from the date of acquisition for a period of six (6) full fiscal quarters after the acquisition thereof; provided, however, that, upon the Seasoned Date for any New Property (or any earlier date selected by Company), such New Property shall be converted to a Seasoned Property and shall cease to be a New Property.

“Non-Guarantor Subsidiary” means any Subsidiary (whether direct or indirect) of the Company, other than any Subsidiary which owns an Unencumbered Borrowing Base Property, which (a) is a TRS; (b) is an Intermediate REIT; (c) is (i) formed for or converted to the specific purpose of holding title to Real Property assets which are collateral for Indebtedness owing or to be owed by such Subsidiary, provided that such Indebtedness must be incurred or assumed within ninety (90) days (or such longer period as permitted under the Bank of America Credit Facility) of such formation or conversion or such Subsidiary shall cease to qualify as a Non-Guarantor Subsidiary, and (ii) expressly prohibited in writing from guaranteeing Indebtedness of any other person or entity pursuant to (A) a provision in any document, instrument or agreement evidencing such Indebtedness of such Subsidiary or (B) a provision of such Subsidiary’s Organization Documents, in each case, which provision was included in such Organization Document or such other document, instrument or agreement at the request of the applicable third party creditor and as an express condition to the extension or assumption of such Indebtedness; provided that a Subsidiary meeting the requirements set forth in this clause (c) shall only remain a “Non-Guarantor Subsidiary” for so long as (1) each of the foregoing requirements set forth in this clause (c) are satisfied, (2) such Subsidiary does not guarantee any other Indebtedness and (3) the Indebtedness with respect to which the restrictions noted in clause (c) (ii) are imposed remains outstanding provided further that in no event shall any party to a Permitted Intercompany Mortgage encumbering an Unencumbered Borrowing Base Property be a Non-Guarantor Subsidiary; (d)(i) becomes a Subsidiary following the date of Closing, (ii) is not a Wholly Owned Subsidiary of the Company, and (iii) with respect to which the Company and its Affiliates, as applicable, do not have sufficient voting power to cause such Subsidiary to become a Guarantor hereunder; or (e) is an Immaterial Subsidiary.

“Note Document” means the Note Purchase Agreement, the Notes, the Affiliate Guaranties, the Intercreditor Agreement, each Collateral Document and any other agreement entered into in connection with any of the above.

“Note Parties” means, collectively, the Company and Guarantors, and “Note Party”
means any one of the Note Parties.

“Notes” is defined in Section 1.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Note Party arising under any Note Document or otherwise with respect to any Note, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Note Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that the “Obligations” with respect to a Guarantor shall exclude any Excluded Swap Obligations of such Guarantor.

“OFAC” is defined in Section 5.16(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at
http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“Operating Property Value” means, at any date of determination, (a) for each Seasoned Property, (i) the Adjusted NOI for such Real Property divided by (ii) the applicable Capitalization Rate, and (b) for each New Property, the GAAP book value for such New Property (until the Seasoned Date or such earlier date as elected by the Company by written notice to the holders of the Notes).

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture, trust or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other MSA” means any metropolitan statistical area other than a Major MSA. For the avoidance of doubt, Santa Monica, California shall constitute an Other MSA.

“Parent Guaranty” means the guaranty by the Parent REIT set forth in Section 13 of this Agreement as amended, restated or modified from time to time.

“Parent REIT” means Pebblebrook Hotel Trust, a Maryland real estate investment trust and any successor entity.

“Pari Passu Obligations” is defined in the Intercreditor Agreement.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Pebblebrook Hotel Lessee” means Pebblebrook Hotel Lessee, Inc., a Delaware corporation, and its permitted successors.

“Permitted Intercompany Mortgage” means a loan by a Note Party to another Note Party secured by a Lien in Real Property so long as such loan is subordinated to the Obligations pursuant to Section 23.8 or otherwise on terms acceptable to the holders of the Notes.

“Permitted Liens” ~~has the meaning specified~~is defined in Section 10.5.

“Permitted Preferred Issuances” means the issuance after the Second Amendment Effective Date by the Parent REIT of preferred Equity Interests that (a) are not subject to mandatory redemption or are otherwise not treated as Indebtedness pursuant to GAAP and (b) to the extent used to purchase or redeem existing preferred Equity Interests, have a yield to maturity yield (including any voluntary or involuntary liquidation preference and any accrued and unpaid dividends) not greater than any preferred Equity Interest purchased or redeemed with the proceeds thereof.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Company or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate

“Pledge Agreement” means any pledge or security agreement entered into, after the Second Amendment Effective Date between the Company, certain Subsidiaries of the Company party thereto, and the Collateral Agent, for the benefit of the holders of the Notes, substantially in the form of Exhibit B.

“Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“Primary Credit Facilities” means the agreements referenced in clauses (a), (b) and (c) of the definition of Material Credit Facility, and “Primary Credit Facility” means any one of the Agreements.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Proposed Prepayment Date” is defined in Section 8.7(b).

“Pro Forma Basis” means, for purposes of calculating (utilizing the principles set forth in Section 23.2) compliance with each of the financial covenants set forth in Section 10.6 in respect of a proposed transaction, that such transaction shall be deemed to have occurred as of the first day of the four (4) fiscal-quarter period ending as of the most recent fiscal quarter end preceding the date of such transaction with respect to which the holders of Notes has received the Required Financial Information. As used herein, “transaction” shall mean (a) any borrowing, (b) any incurrence or assumption of Indebtedness, (c) any removal of an Unencumbered Borrowing Base Property from qualification as such pursuant to Section 10.7(a) or Section 10.7(b) or any other Disposition as referred to in Section 10.7, or (d) any acquisition of any Person (whether by merger or otherwise) or other property. In connection with any calculation relating to the financial covenants set forth in Section 10.6 upon giving effect to a transaction on a Pro Forma Basis:

(i)    for purposes of any such calculation in respect of any Disposition as referred to in Section 10.7(a), (A) income statement items (whether positive or negative) attributable to the Person or property disposed of shall be excluded, (B) any Indebtedness which is retired in connection with such transaction shall be excluded and deemed to have been retired as of the first day of the applicable period, and (C) pro forma adjustments shall be included to the extent that such adjustments would give effect to events that are (1) directly attributable to such transaction, (2) expected to have a continuing impact on the Company Parties and (3) factually supportable (in the reasonable judgment of the Required Holders); and

(ii)    for purposes of any such calculation in respect of any acquisition of any Person (whether by merger or otherwise) or other property, (A) income statement items (whether positive or negative) and capital expenditures attributable to the Person or property acquired shall be deemed to be included as of the first day of the applicable period, and (B) pro forma adjustments (with the calculated amounts annualized to the extent the period from the date of such acquisition through the most-recently ended fiscal quarter is not at least twelve (12) months or four (4) fiscal quarters, in the case of any applicable period that is based on twelve months or four (4) fiscal quarters) shall be included to the extent that such adjustments would give effect to events that are (1) directly attributable to such transaction, (2) expected to have a continuing impact on the Company Parties and (3) factually supportable (in the reasonable judgment of the Required Holders).

“PTE” is defined in Section 6.2(a).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 14.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 14.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“QPAM Exemption” is defined in Section 6.2(d).

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Rating Agency” means any nationally recognized statistical rating organization recognized by the NAIC.

“Real Properties” means, at any time, a collective reference to each of the facilities and real properties owned or leased by the Company or any other Subsidiary or in which any such Person has an interest at such time; and “Real Property” means any one of such Real Properties.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Required Financial Information” means, with respect to each fiscal period or quarter of the Company, (a) the financial statements required to be delivered pursuant to Section 7.1 for such fiscal period or quarter of the Parent REIT, and (b) the compliance certificate required by Section

7.2	to be delivered with the financial statements described in clause (a) above.

“Required Holders” means at any time (a) prior to the Closing, the Purchasers, (b) on or after the Closing the holders of more than 50% in principal amount of the Notes (without regard to Series) at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the Parent REIT or any Subsidiary or any Unconsolidated Affiliate, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to the Parent REIT’s shareholders, partners or members (or the equivalent Person thereof); provided that, to the extent the calculation of the amount of any dividend or other distribution for purposes of this definition of “Restricted Payment” includes amounts allocable to Unconsolidated Affiliates, such calculation shall be without duplication and shall only include such amounts to the extent attributable to any Unconsolidated Affiliate Interests.

“Seasoned Date” means the first day on which an acquired Real Property has been owned for six (6) full fiscal quarters following the date of acquisition of such Real Property.

“Seasoned Property” means (a) each Real Property (other than a New Property) owned by the Company Parties on a consolidated basis and all Unconsolidated Affiliates (as the case may be) and (b) upon the occurrence of the Seasoned Date of any New Property, such Real Property.

“SEC” means the Securities and Exchange Commission of the United States or any
successor thereto.

“Second Amendment Effective Date” means the date of effectiveness of the Second Amendment to this Agreement among the Company and the holders of Notes.

“Secured Debt” means, for any given calculation date, without duplication, the total aggregate principal amount of any Indebtedness of the Company Parties on a consolidated basis that is secured in any manner by any lien (other than Permitted Liens of the type described in Sections 10.5(a), (b), (c), (d), (e), (g), (h) and (j); provided that (a) Indebtedness in respect of obligations under any capitalized lease shall not be deemed to be “Secured Debt” and (b) Secured Debt shall exclude Excluded Capital Leases and any Indebtedness in respect of the Pari Passu Obligations which is secured by Common Collateral pursuant to and as defined in the Intercreditor Agreement as a result of a Collateral Trigger Event.

“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Senior Indebtedness” means all Indebtedness of the Company or any Guarantor, as applicable, which is not expressed to be subordinate or junior in rank to any other Indebtedness of the Company or such Guarantor, as applicable .

“Series” means any one of the Series of Notes issued hereunder.
“Series A Notes” is defined in Section 1. “Series B Notes” is defined in Section 1. “Source” is defined in Section 6.2.
“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions.

“Subsidiary” means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent REIT.

“Subsidiary Guarantor” means each Subsidiary that has executed and delivered a Subsidiary Guaranty.

“Subsidiary Guaranty” is defined in Section 2.2. “Substitute Purchaser” is defined in Section 22.
“SVO” means the Securities Valuation Office of the NAIC or any successor to such
Office.

“Swap Contract” means (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward foreign exchange transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including, without limitation, any options to enter into any of the foregoing), and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc. or any International Foreign Exchange Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amounts(s) determined as the mark-to-market values(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“TRS” means each of (a) Pebblebrook Hotel Lessee and (b) each other taxable REIT subsidiary that is a Wholly Owned Subsidiary of Pebblebrook Hotel Lessee.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“UCC” means the Uniform Commercial Code as in effect in any applicable jurisdiction.

“Unconsolidated Affiliate” means any corporation, partnership, association, joint venture or other entity in each case which is not a Company Party and in which a Company Party owns, directly or indirectly, any Equity Interest.

“Unconsolidated Affiliate Funded Indebtedness” means, as of any date of determination for any Unconsolidated Affiliate, the product of (a) the sum of (i) the outstanding principal amount of all obligations of such Unconsolidated Affiliate, whether current or long-term, for borrowed money and all obligations of such Unconsolidated Affiliate evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (ii) all purchase money Indebtedness of such Unconsolidated Affiliate, (iii) all obligations of such Unconsolidated Affiliate arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (iv) all obligations of such Unconsolidated Affiliate in respect of forward purchase agreements or the deferred purchase price of any property or services (other than trade accounts payable in the ordinary course of business), (v) Attributable Indebtedness of such Unconsolidated Affiliate in respect of capital leases and Synthetic Lease Obligations, (vi) without duplication, all Guarantees of such Unconsolidated Affiliate with respect to outstanding Indebtedness of the types specified in clauses (i) through (v) above of Persons other than such Unconsolidated Affiliate, and (vii) all Indebtedness of such Unconsolidated Affiliate of the types referred to in clauses (i) through (vi) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Unconsolidated Affiliate is a general partner or joint venturer, multiplied by (b) the respective Unconsolidated Affiliate Interest of each Company Party in such Unconsolidated Affiliate.

“Unconsolidated Affiliate Interest” means the percentage of the Equity Interests owned by a Company Party in an Unconsolidated Affiliate accounted for pursuant to the equity method of accounting under GAAP.

“Unencumbered Asset Value” means, without duplication, as of any date of determination, the Operating Property Value of all Unencumbered Borrowing Base Properties for the Note Parties on a consolidated basis (other than Development/Redevelopment Properties).

“Unencumbered Borrowing Base Properties” means, as of any date, a collective reference to each Real Property listed in the most recent compliance certificate delivered by the Company hereunder that meets the following criteria:

(i)    such Real Property is, or is expected to be, a “luxury”, “upper upscale”, or “upscale” full or select service hotel located in the United States;

(ii)	such Real Property is wholly-owned, directly or indirectly, by the Company or a Subsidiary Guarantor in fee simple or ground leased pursuant to an Eligible Ground Lease (and such Real Property, whether owned in fee simple by the Company or a Subsidiary Guarantor of the Company or ground leased pursuant to an Eligible Ground Lease, is leased to the applicable TRS);

(iii)    if such Real Property is owned or ground leased pursuant to an Eligible Ground Lease by a Subsidiary of the Company, then (A) such Subsidiary is a Guarantor

(unless such Subsidiary has been released as, or is not required to be, a Guarantor pursuant to the terms of Section 9.8(c) provided that if any such Subsidiary is released, the Real Property shall no longer be considered Unencumbered Borrowing Base Property, (B) the Company directly or indirectly owns at least ninety percent (90%) of the issued and outstanding Equity Interests of such Subsidiary, and (C) such Subsidiary is controlled exclusively by the Company and/or one or more Wholly Owned Subsidiaries of the Company (including control over operating activities of such Subsidiary and the ability of such Subsidiary to dispose of, grant Liens in, or otherwise encumber assets, incur, repay and prepay Indebtedness, provide Guarantees and make Restricted Payments, in each case without any requirement for the consent of any other Person);

(iv)    such Real Property is free of any Liens (other than Permitted Liens of the type described in Sections 10.5(a), (b), (d), (e), (g), (h) and (j)) or Negative Pledges;

(v)	such Real Property is free of all material title defects;

(vi)    if such Real Property is subject to an Eligible Ground Lease, then there is no default by the lessee under the Eligible Ground Lease and such Eligible Ground Lease is in full force and effect;

(vii)	such Real Property is free of all material structural defects;

(viii)    such Real Property complies in all material respects with all applicable Environmental Laws and is not subject to any material Environmental Liabilities;

(ix)    neither all nor any material portion of such Real Property is subject to any proceeding for the condemnation, seizure or appropriation thereof, nor the subject of negotiations for sale in lieu thereof;

(x)    such Real Property has not otherwise been removed as an “Unencumbered Borrowing Base Property” pursuant to the provisions of this Agreement; and

(xi)    the Company has executed and delivered to the holders of Notes all documents and taken all actions reasonably required by the Required Holders to confirm the rights created or intended to be created under the Note Documents and the holders of Notes have received all other evidence and information that it may reasonably require;

provided that, if any Real Property does not meet all of the foregoing criteria, then, upon the request of the Company, such Real Property may be included as an “Unencumbered Borrowing
Base Property” with the written consent of the Required Holders.

“Unencumbered Borrowing Base Value” means the Consolidated Total Asset Value of the Unencumbered Borrowing Base Properties.

“Unencumbered Leverage Ratio” means, as of any date, ~~the~~ then current Unencumbered Asset Value divided by ~~the~~ then current Unsecured Indebtedness.

“Unrestricted Cash” means as of any date of determination, all cash of the Company on such date that (a) does not appear (or would not be required to appear) as “restricted” on a balance sheet of the Company, (b) is not subject to a Lien in favor of any Person other than Liens granted to the holders of Notes and statutory Liens in favor of any depositary bank where such cash is maintained, (c) does not consist of or constitute “deposits” or sums legally held by the Company in trust for another Person, (d) is not subject to any contractual restriction or obligation regarding the payment thereof for a particular purpose (including insurance proceeds that are required to be used in connection with the repair, restoration or replacement of any property of the Company), and (e) is otherwise generally available for use by the Company.

“Unsecured Indebtedness” means, with respect to any Person, all Consolidated Funded Indebtedness which is not Secured Debt.

“Unsecured Interest Charges” means, as of any date of determination, Consolidated Interest Charges on the Unsecured Indebtedness for the most recently ended Calculation Period.

“Unsecured Leverage Increase Period” is defined in Section 10.6(h).

“US Bank Facility” means the facility evidenced by that certain Amended and Restated Credit Agreement, dated as of the date hereof, among the Company, the Parent REIT, certain lenders party thereto, and U.S. Bank National Association, as administrative agent (as the same may be amended, restated, modified or supplemented from time to time).

“US Bank Lessee Line of Credit” means the facility evidenced by that certain Third Amended and Restated Revolving Credit Note, dated as of the First Amendment Effective Date, among Pebblebrook Hotel Lessee, as maker, and U.S. Bank National Association, as payee (as the same may be amended, restated, modified or supplemented from time to time).

“U.S. Economic Sanctions” is defined in Section 5.16(a).

“Waiver Period” means the period commencing on the Second Amendment Effective Date and ending on the earlier to occur of (a) the date the Company is required to deliver a duly completed Compliance Certificate for the fiscal quarter ending June 30, 2021 pursuant to Section 7.2(a) (or, if earlier, the date on which the Company delivers such Compliance Certificate pursuant to Section 7.2(a) evidencing, to the Required Holders’ reasonable satisfaction, the Company’s compliance with the financial covenants contained in Section 10.6 as of June 30, 2021) and (b) the date the Company delivers a Compliance Certificate in accordance with Section 7.2(a) with respect to any fiscal quarter ending after the Second Amendment Effective Date but prior to June
30, 2021 evidencing, to the Required Holders’ reasonable satisfaction, the Company’s compliance with the financial covenants contained in Section 10.6 as of the last day of such fiscal quarter, together with a written notice to the Purchaser and each holder of the Notes irrevocably electing to terminate the Waiver Period concurrently with such delivery.

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ qualifying shares) with voting power owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.
DISCLOSURE MATERIALS

Quarterly Financial and Operating Supplement for the Quarters Ended: 12-31-14
3-31-15

6-30-15

ORGANIZATION AND OWNERSHIP OF SHARES OF CONSOLIDATED SUBSIDIARIES; AFFILIATES

Subsidiaries:
		# of	# and percentage of outstanding ownership interests by Parent	Guarantor	Borrowing
Subsidiary	Jurisdiction	ownership interests of each class outstanding	REIT, Company and Subsidiaries	under Credit Agreement [yes/no]	Base Properties owned by such ~~Loan~~Company Party
Pebblebrook Hotel Lessee, Inc. Pebblebrook	DE DE	1000 shares of common stock 71,855,070	98% by Pebblebrook Hotel, L.P., 1% by DC Hotel Trust and 1% by Portland Hotel Trust 99.67%	No No	None None
Hotel, L.P. DC Hotel	MD	common units and 236,351 LTIP units 1000	limited partnership interest and .1% general partnership interest by Pebblebrook Hotel Trust 100% of	No	None
Trust Portland	MD	common shares of beneficial interest 1000	common shares by Pebblebrook Hotel, L.P. 100% of	Yes	None

Hotel Trust Tar Heel	DE	common shares of beneficial interest N/A	common shares by Pebblebrook Hotel, L.P. 100% by	Yes	DoubleTree by
Owner LLC Tar Heel	DE	N/A	Pebblebrook Hotel, L.P. 100% by	No	Hilton Bethesda None
Lessee LLC Gator	DE	N/A	Pebblebrook Hotel Lessee, Inc. 100% by	Yes	Grand Hotel
Owner LLC			Pebblebrook Hotel, L.P.		Minneapolis

Subsidiary    Jurisdiction

# of ownership interests of each class outstanding

# and percentage of outstanding ownership interests by Parent REIT,
Company and Subsidiaries

Guarantor under Credit Agreement [yes/no]

Borrowing Base Properties owned by such ~~Loan~~Company Party

Gator Lessee LLC	DE	N/A	100% by Pebblebrook Hotel Lessee,	No	None
Inc.
Orangemen	DE	N/A	100% by	Yes	InterContinental

Owner LLC			Pebblebrook		Buckhead
Hotel, L.P.
Orangemen	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
Jayhawk	DE	N/A	100% by DC	No	None
Owner LLC			Hotel Trust
Jayhawk	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
Huskies	DE	N/A	100% by	Yes	Sir Francis
Owner LLC			Pebblebrook		Drake
Hotel, L.P.
Huskies	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
Terrapins	DE	N/A	100% by	Yes	Skamania Lodge
Owner LLC			Pebblebrook
Hotel, L.P.
Terrapins	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
Blue Devils Owner LLC	DE	N/A	100% by Pebblebrook Hotel, L.P.	Yes	Le Méridien Delfina
Blue Devils	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
Spartans	DE	N/A	100% by	No	None
Owner LLC			Pebblebrook
Hotel, L.P.

Subsidiary    Jurisdiction

# of ownership interests of each class outstanding

# and percentage of outstanding ownership interests by Parent REIT,
Company and Subsidiaries

Guarantor under Credit Agreement [yes/no]

Borrowing Base Properties owned by such ~~Loan~~Company Party

Spartans Lessee LLC	DE	N/A	100% by Pebblebrook Hotel Lessee,	No	None
Inc.
Wildcats	DE	N/A	100% by	No	None
Owner LLC			Pebblebrook
Hotel, L.P.
Wildcats	DE	N/A	100% by	No	None

Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
Bruins	DE	N/A	100% by	No	None
Owner LLC			Pebblebrook
Hotel, L.P.
Bruins	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
Razorbacks	DE	N/A	100% by	Yes	W Boston
Owner LLC			Pebblebrook
Hotel, L.P.
Razorbacks	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
Running	DE	N/A	100% by	Yes	Hotel Monaco
Rebels			Pebblebrook		Seattle
Owner LLC			Hotel, L.P.
Running	DE	N/A	100% by	No	None
Rebels			Pebblebrook
Lessee LLC			Hotel Lessee,
Inc.
Wolverines	DE	N/A	100% by	Yes	Mondrian Los
Owner LLC			Pebblebrook		Angeles
Hotel, L.P.
Wolverines	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
Hoosiers	DE	N/A	100% by	Yes	Viceroy Miami
Owner LLC			Pebblebrook
Hotel, L.P.

Subsidiary    Jurisdiction

# of ownership interests of each class outstanding

# and percentage of outstanding ownership interests by Parent REIT,
Company and Subsidiaries

Guarantor under Credit Agreement [yes/no]

Borrowing Base Properties owned by such ~~Loan~~Company Party

Hoosiers Lessee LLC	DE	N/A	100% by Pebblebrook Hotel Lessee,	No	None
Inc.
Cardinals	DE	N/A	100% by	No	None
Owner LLC			Pebblebrook
Hotel, L.P.
Cardinals	DE	N/A	100% by	No	None

Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
Hoyas	DE	N/A	100% by	Yes	Hotel Zetta
Owner LLC			Pebblebrook
Hotel, L.P.
Hoyas	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
Wolfpack	DE	N/A	100% by	Yes	Hotel Vintage
Owner LLC			Pebblebrook		Seattle
Hotel, L.P.
Wolfpack	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
Golden	DE	N/A	100% by	Yes	Hotel Vintage
Eagles			Pebblebrook		Portland
Owner LLC			Hotel, L.P.
Golden	DE	N/A	100% by	No	None
Eagles			Pebblebrook
Lessee LLC			Hotel Lessee,
Inc.
Miners	DE	N/A	100% by	No	None
Owner LLC			Pebblebrook
Hotel, L.P.
Miners	DE	N/A	99% by	Yes	W Los Angeles
Hotel			Pebblebrook		– West Beverly
Owner LP			Hotel L.P.;		Hills
1% by Miners
Owner LLC
Miners	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.

Subsidiary    Jurisdiction

# of ownership interests of each class outstanding

# and percentage of outstanding ownership interests by Parent REIT,
Company and Subsidiaries

Guarantor under Credit Agreement [yes/no]

Borrowing Base Properties owned by such ~~Loan~~Company Party

Ramblers Owner LLC	DE	N/A	100% by Pebblebrook	No	None
Hotel, L.P.
Ramblers	DE	N/A	99% by	No	None
Hotel			Pebblebrook
Owner LP			Hotel L.P.;
1% by
Ramblers
Owner LLC

Ramblers	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
Bearcats	DE	N/A	100% by	No	None
Owner LLC			Pebblebrook
Hotel, L.P.
Bearcats	DE	N/A	99% by	No	None
Hotel			Pebblebrook
Owner LP			Hotel L.P.;
1% by
Bearcats
Owner LLC
Bearcats	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
Buckeyes	DE	N/A	100% by	No	None
Owner LLC			Pebblebrook
Hotel, L.P.
Buckeyes	DE	N/A	99% by	Yes	The Redbury
Hotel			Pebblebrook		Los Angeles
Owner LP			Hotel L.P.;
1% by
Buckeyes
Owner LLC
Buckeyes	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
Golden	DE	N/A	100% by	No	None
Bears			Pebblebrook
Owner LLC			Hotel, L.P.

Subsidiary    Jurisdiction

# of ownership interests of each class outstanding

# and percentage of outstanding ownership interests by Parent REIT,
Company and Subsidiaries

Guarantor under Credit Agreement [yes/no]

Borrowing Base Properties owned by such ~~Loan~~Company Party

Golden Bears Lessee LLC	DE	N/A	100% by Pebblebrook Hotel Lessee,	No	None
Inc.
Dons Owner	DE	N/A	100% by	No	None
LLC			Pebblebrook
Hotel, L.P.
Dons Hotel	DE	N/A	99% by	Yes	Hotel Zephyr

Owner LP			Pebblebrook		Fisherman’s
			Hotel L.P.;		Wharf
1% by Dons
Owner LLC
Dons Lessee	DE	N/A	100% by	No	None
LLC			Pebblebrook
Hotel Lessee,
Inc.
Crusaders	DE	N/A	100% by	No	None
Owner LLC			Pebblebrook
Hotel, L.P.
Crusaders	DE	N/A	99% by	Yes	The Prescott
Hotel			Pebblebrook		Hotel
Owner LP			Hotel L.P.;
1% by
Crusaders
Owner LLC
Crusaders	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
Beavers	DE	N/A	100% by	Yes	The Nines
Hotel			Pebblebrook		Portland
Owner LP			Hotel L.P.
Beavers	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
Flatts	DE	N/A	100% by	Yes	Union Station
Owner LLC			Pebblebrook		Hotel Nashville
Hotel, L.P
Flatts	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.

Subsidiary    Jurisdiction

# of ownership interests of each class outstanding

# and percentage of outstanding ownership interests by Parent REIT,
Company and Subsidiaries

Guarantor under Credit Agreement [yes/no]

Borrowing Base Properties owned by such ~~Loan~~Company Party

Menudo	DE	N/A	100% by	Yes	Westin
Owner LLC			Pebblebrook		Colonnade Coral
			Hotel, L.P		Gables
Menudo	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.

NKOTB	DE	N/A	100% by	Yes	Revere Hotel
Owner LLC			Pebblebrook		Boston Common
Hotel, L.P
NKOTB	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
RHCP	DE	N/A	100% by	No	None
Owner LLC			Pebblebrook
Hotel, L.P.
RHCP Hotel	DE	N/A	99% by	Yes	Hotel Palomar
Owner LP			Pebblebrook		Los Angeles
			Hotel L.P.;		Beverly Hills
1% by RHCP
Owner LLC
RHCP	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
PJ Owner	DE	N/A	100% by	Yes	None
LLC			Pebblebrook
Hotel, L.P.
PJ Lessee	DE	N/A	100% by	No	None
LLC			Pebblebrook
Hotel Lessee,
Inc.
Hazel	DE	N/A	100% by	Yes	LaPlaya Beach
Owner LLC			Pebblebrook		& Golf Resort
Hotel, L.P.
Hazel	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.
Creedence	DE	N/A	100% by	No	None
Owner LLC			Pebblebrook
Hotel, L.P.

Subsidiary    Jurisdiction

# of ownership interests of each class outstanding

# and percentage of outstanding ownership interests by Parent REIT,
Company and Subsidiaries

Guarantor under Credit Agreement [yes/no]

Borrowing Base Properties owned by such ~~Loan~~Company Party

Creedence Hotel	DE	N/A	99% by Pebblebrook	Yes	The Tuscan Fisherman’s
Owner LP			Hotel L.P.;		Wharf
1% by
Creedence
Owner LLC
Creedence	DE	N/A	100% by	No	None
Lessee LLC			Pebblebrook
Hotel Lessee,
Inc.

Other Equity Investments:

1.	Pebblebrook Hotel, L.P. owns the common shares of DC Hotel Trust and there are 125 preferred shareholders holding 100% of the preferred shares of DC Hotel Trust

2.	Pebblebrook Hotel, L.P. owns the common shares of Portland Hotel Trust and there are 125 preferred shareholders holding 100% of the preferred shares of Portland Hotel Trust

3.	Tar Heel Borrower

4.	LLC owns 100% of the membership interests of Tar Heel Owner LLC

5.	~~4.~~ Terrapins Owner LLC owns 100% of the membership interests in Skamania Lodge Furnishings LLC

6.	~~5.~~ Spartans Owner LLC owns a 11% membership interests of South 17th Street OwnerCo Mezzanine, L.P.

7.	~~6.~~ Spartans Owner LLC owns 0.1% general partnership interests of South 17th Street OwnerCo, L.P.

8.	~~7.~~ South 17th Street OwnerCo Mezzanine, L.P. owns 99.9% of the limited partnership interests of South 17th Street OwnerCo, L.P.

9.	~~8.~~ Pebblebrook Hotel, L.P. owns 89% of the membership interests of South 17th Street OwnerCo Mezzanine, L.P.

10.	~~9.~~ Spartans Lessee LLC owns 100% of the membership interests of South 17th Street LeaseCo Mezzanine LLC

11.	~~10.~~ South 17th Street LeaseCo Mezzanine LLC owns 100% of the membership interests of South 17th Street LeaseCo, LP

12.	~~11.~~ Wolverines Lessee LLC owns 50% of the membership interests in Sunset Restaurant LLC

13.	~~12.~~ Mondrian Pledgor LLC owns 50% of the membership interests in Sunset Restaurant LLC

14.	~~13.~~ Wolverines Lessee LLC owns 100% of the membership interests in Mondrian Pledgor LLC

15.	~~14.~~ Sunset Restaurant LLC Owns 0.01% of the membership interests in 8440 LLC

16.	~~15.~~ Mondrian Pledgor LLC owns 99.99% of the membership interests in 8440 LLC

17.	~~16.~~ Cardinals Owner LLC owns 49% of the membership interests in DP Fee Holding Co LLC

18.	~~17.~~ Cardinals Lessee LLC owns 49% of the membership interests in DP Lease Holding LLC

FINANCIAL STATEMENTS

FORM 10Q as of 9/30/15 FORM 10K as of 12/31/14
(Both are available on the Company’s website and at http://www.sec.gov/edgar.shtml)

EXISTING INDEBTEDNESS

Property	Loan Amount	Interest Rate	Expiration Date
Embassy Suites San Diego*	$64.79	6.28%	June 2016
Hotel Modera*	$23.32	5.26%	July 2016
Hotel Monaco Washington DC*	$43.97	4.36%	February 2017
Argonaut San Francisco*	$44.29	4.25%	March 2017
Sofitel Philadelphia*	$47.29	3.90%	March 2017
Palomar San Francisco*	$26.55	5.94%	September 2017
Manhattan Collection (5 of 6)1*	$200.90	3.67%	January 2018
Dumont NYC*	$24.50	3.14%	May 2018
Westin Gaslamp Quarter*	$77.67	3.69%	January 2020
Facility Term Loan	$300.00	LIBOR + 150-225 bps	January 2020
Credit Facility	Up to $300.00	LIBOR + 150-230 bps	January 2020
5-Year Term Loan	$125.00	LIBOR + 145-220 bps	January 2021
7-Year Term Loan	$100.00	LIBOR + 170-255 bps	April 2022

*Secured debt.

1	Represents Pebblebrook’s 49% pro rata interest of the existing indebtedness associated with the Manhattan Collection portfolio.

SCHEDULE 5.15

FORM OF SERIES A NOTE PEBBLEBROOK HOTEL, L.P.
4.70% SENIOR NOTE, SERIES A, DUE DECEMBER 1, 2023

No. AR-[     ]    [Date]
$[     ]    PPN 70509@ AA5

FOR VALUE RECEIVED, the undersigned, PEBBLEBROOK HOTEL, L.P. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [     ], or registered assigns, the principal sum of [     ] DOLLARS (or so much thereof as shall not have been prepaid) on December 1, 2023 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.70% per annum from the date hereof, payable semiannually, on the 1st day of June and December in each year, commencing with the June or December next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default due to a payment default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.70% or (ii) 2.00% over the rate of interest publicly announced by U.S. Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Notwithstanding the foregoing, this Note is subject to the Increased Interest Rate in accordance with the terms of the Note Purchase Agreement.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at U.S. Bank, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated November 12, 2015 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing,

SCHEDULE 1(a)

a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

PEBBLEBROOK HOTEL, L.P.

By	[Title]

FORM OF SERIES B NOTE PEBBLEBROOK HOTEL, L.P.

4.93	% SENIOR NOTE, SERIES B, DUE DECEMBER 1, 2025

No. BR-[     ]    [Date]
$[     ]    PPN 70509@ AB3

FOR VALUE RECEIVED, the undersigned, PEBBLEBROOK HOTEL, L.P. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [     ], or registered assigns, the principal sum of [     ] DOLLARS (or so much thereof as shall not have been prepaid) on December 1, 2025 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.93% per annum from the date hereof, payable semiannually, on the 1st day of June and December in each year, commencing with the June or December next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.93% or (ii) 2.00% over the rate of interest publicly announced by U.S. Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Notwithstanding the foregoing, this Note is subject to the Increased Interest Rate in accordance with the terms of the Note Purchase Agreement.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at U.S. Bank, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated November 12, 2015 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing,

SCHEDULE 1(b)

a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

PEBBLEBROOK HOTEL, L.P.

By	[Title]

FORM OF OPINION OF SPECIAL COUNSEL TO THE COMPANY

MATTERS TO BE COVERED IN
OPINION OF SPECIAL COUNSEL TO THE COMPANY

a.
~~(1)~~ Each of the Company and its Subsidiaries being duly incorporated, validly existing and in good standing and having requisite corporate power and authority to issue and sell the Notes and to execute and deliver the documents.

b.	~~(2)~~ Each of the Company and its Subsidiaries being duly qualified and in good standing as a foreign corporation in appropriate jurisdictions.

c.	~~(3)~~ Due authorization and execution of the documents and such documents being legal, valid, binding and enforceable.

d.	~~(4)~~ No conflicts with charter documents, laws or other agreements.

e.	~~(5)~~ All consents required to issue and sell the Notes and to execute and deliver the documents having been obtained.

f.	~~(6)~~ No litigation questioning validity of documents.

g.	~~(7)~~ The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.

h.	~~(8)~~ No violation of Regulations T, U or X of the Federal Reserve Board.

i.	~~(9)~~ Company not an “investment company”, or a company “controlled” by an “investment company”, under the Investment Company Act of 1940, as amended.

SCHEDULE 4.4(a)

FORM OF OPINION OF SPECIAL COUNSEL TO THE PURCHASERS

[To Be Provided on a Case by Case Basis]

SCHEDULE 4.4(b)

PEBBLEBROOK HOTEL, L.P.
[Address]

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER

PRINCIPAL AMOUNT AND SERIES OF NOTES TO BE PURCHASED

[NAME OF PURCHASER]    SERIES     $

(1)	All payments by wire transfer of immediately available funds to:

with sufficient information to identify the source and application of such funds.

(2)	All notices of payments and written confirmations of such wire transfers:

(3)	E-mail address for Electronic
Delivery:

(4)	All other communications:

(5)	U.S. Tax Identification Number:

SCHEDULE B

EXHIBIT A
LIQUIDITY COMPLIANCE CERTIFICATE

FORM OF LIQUIDITY COMPLIANCE CERTIFICATE

    Check for distribution to PUBLIC and Private side Lenders2
Liquidity Statement Date:    ,

To:    The Noteholders (as defined below)

Ladies and Gentlemen:

Reference is made to that certain Note Purchase Agreement dated as of November 12, 2015, as amended by that certain First Amendment dated as of October 13, 2017 and that certain Second Amendment dated as of June 30, 2020 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among PEBBLEBROOK HOTEL, L.P., a Delaware limited partnership (the “Borrower”), PEBBLEBROOK HOTEL TRUST, a Maryland real estate investment trust (the “Parent REIT”), the other Guarantors from time to time party thereto, and the holders of Notes issued pursuant to the Agreement (the “Noteholders”).

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the of the Parent REIT, and that, as such, he/she is authorized to execute and deliver this Certificate to the Noteholders on the behalf of the Parent REIT and not in his/her individual capacity, and that:

1. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition (financial or otherwise) of the Consolidated Parties during the month ended as of the above date, and based on such review:

[select one:]

[to the knowledge of the undersigned, during such month no Default or Event of Default has occurred and is continuing.]

--or--

[to the knowledge of the undersigned, during such month the following is a list of each Default or Event of Default and its nature and status:

    ]

2	If this is not checked, this certificate will only be posted to Private side Lenders.

3.    The calculations and information set forth on Schedule 1 attached hereto are true and accurate in all material respects on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Liquidity Compliance Certificate as of
    , 20    .

PEBBLEBROOK    HOTEL    TRUST,
a Maryland Real Estate Investment Trust

By:	Name:
Title:

Signature Page to Liquidity Compliance Certificate

For the month ended    (“Statement Date”)

SCHEDULE 1
to the Liquidity Compliance Certificate ($ in 000’s)

I.	Section 10.6(i): Minimum Liquidity

A.	Liquidity:

1.	Cash:3 $

2.	Cash Equivalents:4 $

3.	Undrawn availability under the Bank of America Credit Facility and any other credit facilities of the
Consolidated Parties5    $

4.	Liquidity (Line I.A.1 plus Line I.A.2 plus Line I.A.3): $

B.	Minimum required Liquidity: $150,000,00 0

C.	[Excess][Deficiency] for covenant compliance (Line I.A.4
minus I.B):    $

3Not subject to any Liens, Negative Pledges or other restrictions. 4 Not subject to any Liens, Negative Pledges or other restrictions.
5 To the extent available to be drawn at the date of determination in accordance with the applicable credit agreement.

EXHIBIT A
(to Note Purchase Agreement)

EXECUTION VERSION

EXHIBIT B PLEDGE AGREEMENT

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated as of [     ] (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), is entered into by and among the parties signatory hereto as a “Pledgor” (the “Initial Pledgors”), and certain other Subsidiaries of the Company from time to time party hereto pursuant to a supplement in the form of Exhibit A (the Initial Pledgors and each such other Subsidiary are individually referred to herein as a “Pledgor” and collectively as the “Pledgors”), and Truist Bank, as collateral agent (in such capacity, the “Collateral Agent”) for the benefit of the Noteholders (as defined herein below).

RECITALS:
WHEREAS, Pebblebrook Hotel, L.P., a Delaware limited partnership (the “Company”), Pebblebrook Hotel Trust, a Maryland real estate investment trust (the “Parent REIT”), the other Guarantors from time to time party thereto, each holder of Notes from time to time party thereto (the “Noteholders”), have entered into that certain Note Purchase and Guarantee Agreement, dated as of November 12, 2015, as amended by that certain First Amendment to Note Purchase Agreement (the “First Amendment”) dated as of October 13, 2017 and that certain Second Amendment to Note Purchase Agreement (the “Second Amendment”) dated as of June 29, 2020 (as amended by the First Amendment and the Second Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement” and the agreements, documents and instruments executed and/or delivered pursuant thereto or in connection therewith, including, without limitation, any guaranty delivered in connection therewith, the “Note Documents”), which Note Purchase Agreement provides, subject to the terms and conditions thereof, for extensions of credit and other financial accommodations to be made by the Lenders to or for the benefit of the Company;

WHEREAS, the Pledgors wish to secure their obligations to the Noteholders pursuant to the terms of this Pledge Agreement as and to the extent required by the Note Purchase Agreement;

WHEREAS, each of the Pledgors is willing to pledge its capital stock, membership interests or partnership interests in certain of its Subsidiaries to the Collateral Agent, for the benefit of the Noteholders, as security for the Obligations pursuant to the terms of this Pledge Agreement;

WHEREAS, Schedule I hereto sets forth certain of the Pledgors’ Subsidiaries (the “Initial Pledged Subsidiaries”);

WHEREAS, additional Subsidiaries of the Company may become Pledgors under this Pledge Agreement by executing and delivering to the Collateral Agent a supplement to this Pledge Agreement substantially in the form of Exhibit A hereto (each such supplement, a “Pledge Supplement”) setting forth certain Subsidiaries of such Pledgor (the “Supplemental Pledged Subsidiaries”); and

WHEREAS, each Pledgor may from time to time execute and deliver to the Collateral Agent an amendment to this Pledge Agreement substantially in the form of Exhibit B hereto (each such amendment, a “Pledge Amendment”) setting forth additional Subsidiaries of such Pledgor (the “Additional Pledged Subsidiaries”) (the Initial Pledged Subsidiaries, the Additional Pledged Subsidiaries and the Supplemental Pledged Subsidiaries collectively referred to herein as the “Pledged Subsidiaries”);

NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit (including, without limitation, any loan or advance by renewal,

refinancing or extension of the agreements described hereinabove or otherwise) heretofore, now or hereafter made to or for the benefit of any Pledgor pursuant to any Note Document, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors and the Collateral Agent hereby agree as follows:
SECTION 1. DEFINITIONS. UNLESS OTHERWISE DEFINED HEREIN, TERMS DEFINED IN THE NOTE PURCHASE AGREEMENT ARE USED HEREIN AS THEREIN DEFINED (AND, WITH RESPECT TO SUCH TERMS, THE SINGULAR SHALL INCLUDE THE PLURAL AND VICE VERSA AND ANY GENDER SHALL INCLUDE ANY OTHER GENDER AS THE CONTEXT MAY REQUIRE), AND THE FOLLOWING TERM SHALL HAVE THE FOLLOWING MEANING:

“UCC” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York, as amended or supplemented from time to time; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Collateral Agent’s and the Noteholders’ security interest in any Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions. Any and all terms used in this Pledge Agreement which are defined in the UCC shall be construed and defined in accordance with the meaning and definition ascribed to such terms under the UCC, unless otherwise defined herein.

SECTION 2. PLEDGE. EACH PLEDGOR HEREBY PLEDGES TO THE COLLATERAL AGENT, FOR THE BENEFIT OF THE COLLATERAL AGENT AND THE NOTEHOLDERS, AND GRANTS TO THE COLLATERAL AGENT, FOR THE BENEFIT OF THE COLLATERAL AGENT AND THE NOTEHOLDERS, A SECURITY INTEREST IN, THE COLLATERAL DESCRIBED IN SUBSECTIONS (A) THROUGH (E) BELOW (COLLECTIVELY, THE “PLEDGED COLLATERAL”):

(a)(i) All of the capital stock, now or at any time or times hereafter, owned directly by such Pledgor, in the Pledged Subsidiaries listed on Schedule I which are corporations (such shares being identified on Schedule I attached hereto or on any Schedule I attached to any applicable Pledge Supplement or Pledge Amendment), the certificates representing the shares of such capital stock and all options and warrants or other rights for the purchase of shares of the stock of such Pledged Subsidiaries now or hereafter held in the name of such Pledgor (all of said capital stock, options and warrants or other rights and all capital stock held in the name of such Pledgor as a result of the exercise of such options or warrants or other rights being hereinafter collectively referred to as the “Pledged Stock”), herewith, or from time to time, delivered to the Collateral Agent accompanied by stock powers in the form of Exhibit C attached hereto and made a part hereof (the “Powers”) duly executed in blank, and all distributions, dividends, cash, instruments, investment property, general intangibles and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Stock;

(ii) All additional shares of capital stock of the Pledged Subsidiaries described in Section 2(a)(i) above from time to time acquired by such Pledgor in any manner, and the certificates, which shall be delivered to the Collateral Agent accompanied by Powers duly executed in blank, representing such additional shares (any such additional shares shall constitute part of the Pledged Stock, and such Pledgor shall or the Collateral Agent may, at the request of the Required Secured Parties (as defined in the Collateral Agency Agreement), amend Schedule I hereto or any Schedule I to any applicable Pledge Supplement or Pledge Amendment to reflect such additional shares), and all options, warrants, distributions, dividends, cash, instruments, investment property, general intangibles and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

(b)(i) All of the membership interests, now or at any time or times hereafter, owned directly by such Pledgor, in the Pledged Subsidiaries listed on Schedule I which are limited liability companies, and any certificates representing such membership interests in the Pledged Subsidiaries (such membership interests being identified on Schedule I attached hereto or on any Schedule I attached to any applicable Pledge Supplement or Pledge Amendment), all of the right, title and interest of such Pledgor in, to and under its respective percentage interest, shares or units as a member and all investment property in respect of such membership interests, including, without limitation, such Pledgor’s interest in (or allocation of) the profits, losses, income, gains, deductions, credits or similar items of such Pledged Subsidiaries, all of such Pledgor’s rights, if any, to participate in the management of such Pledged Subsidiaries, all rights, privileges, authority and powers of such Pledgor as owner or holder of its membership interests in such Pledged Subsidiaries, including, but not limited to, all contract rights related thereto, all rights, privileges, authority and powers relating to the economic interests of such Pledgor as owner or holder of its membership interests in such Pledged Subsidiaries, including, without limitation, all contract rights related thereto and the right to receive distributions of such Pledged Subsidiary’s cash, other property, assets, and all options and warrants or other rights for the purchase of membership interests, whether now existing or hereafter arising, whether arising under the terms of the certificates of formation, the limited liability company agreements or any of the other organizational documents (such documents hereinafter collectively referred to as the “Operating Agreements”) of such Pledged Subsidiaries, or at law or in equity, or otherwise and any and all of the proceeds thereof (all of said membership interests, certificates, and warrants being hereinafter collectively referred to as the “Pledged Membership Interests”) herewith delivered, if applicable, to the Collateral Agent indorsed in blank or accompanied by appropriate instruments of transfer duly executed in blank, and all distributions, dividends, cash, instruments, investment property, general intangibles and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Membership Interests;

(ii) Any additional membership interests in the Pledged Subsidiaries described in Section 2(b)(i) above from time to time acquired by such Pledgor in any manner, and any certificates, which, if applicable, shall be delivered to the Collateral Agent indorsed in blank or accompanied by appropriate instruments of transfer duly executed in blank, representing such additional membership interests or any additional percentage interests, shares, units, options or warrants of membership interests in Pledged Subsidiaries (any such additional interests shall constitute part of the Pledged Membership Interests, and such Pledgor shall or the Collateral Agent may, at the request of the Required Secured Parties (as defined in the Collateral Agency Agreement), Schedule I hereto or any Schedule I to any applicable Pledge Supplement or Pledge Amendment from time to time to reflect such additional interests), and all options, warrants, distributions, dividends, cash, instruments, investment property, general intangibles and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests, and such Pledgor shall promptly thereafter deliver to the Collateral Agent a certificate duly executed by the Pledgor describing such percentage interests, certificates, units, options or warrants and certifying that the same have been duly pledged hereunder;

(c)(i) All of the partnership interests, now or at any time or times hereafter, owned directly by such Pledgor, in and to the Pledged Subsidiaries listed on Schedule I which are partnerships (such partnership interests being identified on Schedule I attached hereto or on Schedule I to any applicable Pledge Supplement or Pledge Amendment), the property (and interests in property) that is owned by such Pledged Subsidiaries, all of such Pledgor’s rights, if any, to participate in the management of such Pledged Subsidiaries, all rights, privileges, authority and powers of such Pledgor as owner or holder of its partnership interests in such Pledged Subsidiaries, including, but not limited to, all contract rights related thereto, all rights, privileges, authority and powers relating to the economic interests of such Pledgor as owner or holder of its partnership interests in such Pledged Subsidiaries, including, without limitation, all contract rights related thereto, all options and warrants or other rights of such Pledgor for the purchase of any partnership interests in such Pledged Subsidiaries, all documents and certificates representing or evidencing such Pledgor’s partnership interests in such Pledged Subsidiaries, all of such Pledgor’s interest in and to the profits and losses of such Pledged Subsidiaries and such Pledgor’s right as a partner of such Pledged Subsidiaries to receive distributions of such Pledged Subsidiaries’ assets, upon complete or partial liquidation or otherwise, all of such Pledgor’s right, title and interest to receive payments of principal and interest on any loans and/or other extensions of credit made by such Pledgor or its Affiliates to such Pledged Subsidiaries, all distributions, dividends, cash, instruments, investment property, general intangibles and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, such Pledgor’s partnership interests in such Pledged Subsidiaries, and any other right, title, interest, privilege, authority and power of such Pledgor in or relating to such Pledged Subsidiaries, all whether now existing or hereafter arising, and whether arising under any partnership agreements of such Pledged Subsidiaries (as the same may be amended, modified or restated from time to time, the “Partnership Agreements”) or otherwise, or at law or in equity and all books and records of the Pledgor pertaining to any of the foregoing (all of the foregoing being referred to collectively as the “Pledged Partnership Interests”);

(ii)     Any additional partnership interests in the Pledged Subsidiaries described in Section 2(c)(i) above from time to time acquired by such Pledgor in any manner (any such additional interests shall constitute part of the Pledged Partnership Interests, and such Pledgor shall or the Collateral Agent may, at the request of the Required Secured Parties (as defined in the Collateral Agency Agreement), amend Schedule I hereto or any Schedule I to any applicable Pledge Supplement or Pledge Amendment from time to time to reflect such additional interests), and all options, warrants, distributions, dividends, cash, instruments, investment property, general intangibles and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests, and such Pledgor shall promptly thereafter deliver to the Collateral Agent a certificate duly executed by such Pledgor describing such percentage interests, options or warrants and certifying that the same have been duly pledged hereunder;

(d)	The property and interests in property described in Section 4 below;

and above.

(e)	All proceeds of the collateral described in subsections (a) through (d)

SECTION 3. SECURITY    FOR    OBLIGATIONS;    DELIVERY    OF

PLEDGED COLLATERAL. THE PLEDGED COLLATERAL SECURES THE PROMPT PAYMENT, PERFORMANCE AND OBSERVANCE OF THE OBLIGATIONS. TO THE EXTENT THAT ANY PLEDGED COLLATERAL IS NOW OR HEREAFTER BECOMES EVIDENCED BY CERTIFICATES OR INSTRUMENTS, ALL SUCH CERTIFICATES AND INSTRUMENTS SHALL PROMPTLY BE PHYSICALLY DELIVERED TO AND HELD BY OR ON BEHALF OF THE COLLATERAL AGENT, PURSUANT HERETO, TOGETHER WITH APPROPRIATE SIGNED POWERS AND OTHER ENDORSEMENTS IN FORM ACCEPTABLE TO THE COLLATERAL AGENT.

SECTION 4. PLEDGED COLLATERAL ADJUSTMENTS.    IF, DURING THE TERM OF THIS PLEDGE AGREEMENT:

(a)    Any stock dividend, reclassification, readjustment or other change is declared or made in the capital structure of any of the Pledged Subsidiaries, or any option included within the Pledged Collateral is exercised, or both, or

(b)    Any subscription warrants or any other rights or options shall be issued in connection with the Pledged Collateral,

then all new, substituted and additional membership or partnership interests, certificates, shares, warrants, rights, options, investment property or other securities, issued by reason of any of the foregoing, shall, if applicable, be immediately delivered to and held by the Collateral Agent under the terms of this Pledge Agreement and shall constitute Pledged Collateral hereunder; provided, however, that nothing contained in this Section 4 shall be deemed to permit any distribution or stock dividend, issuance of additional membership or partnership interests or stock, warrants, rights or options, reclassification, readjustment or other change in the capital structure of any Pledged Subsidiary which is not expressly permitted by the Note Documents.

SECTION 5. SUBSEQUENT CHANGES AFFECTING PLEDGED COLLATERAL. EACH PLEDGOR REPRESENTS AND WARRANTS THAT IT HAS MADE ITS OWN ARRANGEMENTS FOR KEEPING ITSELF INFORMED OF CHANGES OR POTENTIAL CHANGES AFFECTING THE PLEDGED COLLATERAL (INCLUDING, BUT NOT LIMITED TO, RIGHTS TO CONVERT, RIGHTS TO SUBSCRIBE, PAYMENT OF DIVIDENDS, CASH DISTRIBUTIONS OR OTHER DISTRIBUTIONS, REORGANIZATIONS OR OTHER EXCHANGES, TENDER OFFERS AND VOTING RIGHTS), AND EACH PLEDGOR AGREES THAT NEITHER THE COLLATERAL AGENT NOR ANY OF THE NOTEHOLDERS SHALL HAVE ANY OBLIGATION TO INFORM THE PLEDGORS OF ANY SUCH CHANGES OR POTENTIAL CHANGES OR TO TAKE ANY ACTION OR OMIT TO TAKE ANY ACTION WITH RESPECT THERETO. SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, THE COLLATERAL AGENT MAY, AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, FOLLOWING NOT LESS THAN TEN (10) DAYS PRIOR WRITTEN NOTICE FROM THE COLLATERAL AGENT TO THE PLEDGORS, AND AT ITS OPTION, TRANSFER OR REGISTER THE PLEDGED COLLATERAL OR ANY PART THEREOF INTO ITS OR ITS NOMINEE’S NAME WITH OR WITHOUT ANY INDICATION THAT SUCH PLEDGED COLLATERAL IS SUBJECT TO THE SECURITY INTEREST HEREUNDER. IN ADDITION, SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, THE COLLATERAL AGENT MAY, AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, EXCHANGE CERTIFICATES OR INSTRUMENTS REPRESENTING OR EVIDENCING PLEDGED STOCK, PLEDGED MEMBERSHIP INTERESTS OR PLEDGED PARTNERSHIP INTERESTS FOR CERTIFICATES OR INSTRUMENTS OF SMALLER OR LARGER DENOMINATIONS.

SECTION 6. REPRESENTATIONS AND WARRANTIES. EACH PLEDGOR REPRESENTS AND WARRANTS AS FOLLOWS:

(a)Each Pledgor is the sole legal and beneficial owner of the percentage of the issued and outstanding common stock, membership interests or partnership interests, as applicable, of the Pledged Subsidiaries, set forth opposite the name of such Pledged Subsidiary on Schedule I hereto;

(b)As of the date hereof, all of the Pledged Collateral is uncertificated, or, if certificated, Schedule I sets forth a complete and accurate list of all the Pledged Collateral and any certificates of which have been delivered to the Collateral Agent;

(c)Each Pledgor (i) is a corporation, limited liability company or other entity, duly organized or formed, validly existing and in good standing under the jurisdiction of its incorporation or formation as described on Schedule II hereto, (ii) is duly organized and validly existing solely under the laws of its jurisdiction of organization, as set forth on Schedule II hereto, (iii) has the power and authority to own, lease and operate its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and is in good standing as a domestic or foreign corporation, partnership or other legal entity, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized could reasonably be expected to have, in each instance, a Material Adverse Effect, (iv) has its place of business or chief executive office (if it has more than one place of business) at the address set forth on Schedule II hereto, (v) has the right, power and authority and has taken all necessary corporate, limited liability company or partnership action required to authorize it, to execute, deliver and perform this Pledge Agreement in accordance with its terms and to consummate the transactions contemplated hereby and (vi) has ensured that the grant of a security interest in the Pledged Collateral under this Pledge Agreement is enforceable and recognized in the jurisdiction of organization of each applicable Pledged Subsidiary. Neither any Pledgor nor any Subsidiary thereof is an Affected Financial Institution;

(d)The exact legal name of each Pledgor as it appears in the Pledgors’ organizational documents, as amended, as filed with the Pledgors’ jurisdiction of organization is set forth on Schedule II hereto, and none of the Pledgors has conducted business during the last five years under any name other than its exact legal name as set forth on Schedule II, except for any prior names as described on Schedule II hereto;

(e)No financing statement naming any Pledgor as debtor and describing or purporting to cover all or any portion of the Pledged Collateral, which has not lapsed or been terminated, has been filed in any jurisdiction except for financing statements naming the Collateral Agent on behalf of the Noteholders as secured party and financing statements filed with respect to security interests that secure Pari Passu Obligations (as defined in the Intercreditor Agreement and used herein as therein defined);

(f)There are no restrictions upon (i) the pledge or transfer of any of the Pledged Collateral, or (ii) the voting rights associated with any of the Pledged Collateral, in each case except for restrictions contained herein or in any other Pari Passu Security Document (as defined in the Intercreditor Agreement and used herein as therein defined);

(g)Each Pledgor has the right to pledge and grant a security interest in such Pledged Collateral;

(h)Each Pledgor owns the Pledged Collateral free and clear of any pledge, mortgage, hypothecation, lien, charge, encumbrance or any security interest therein, except for Permitted Liens, statutory Liens, the pledge and security interest granted to the Collateral Agent hereunder and the pledge and security interests that secure Pari Passu Obligations;

(i)The pledge of the Pledged Collateral does not violate (i) the articles or certificates of incorporation, by-laws, operating agreements, partnership agreements, declaration of trusts or other organization documents, as applicable, of the Pledged Subsidiaries, or any indenture, mortgage, loan, credit agreement or note purchase agreement to which any Pledgor or any of the Pledged Subsidiaries is a party or by which any of their respective properties or assets may be bound or (ii) any restriction on such transfer or encumbrance of such Pledged Collateral;

(j)No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by the Pledgors (except for the filing of financing statements contemplated pursuant to Section 7(f) hereof) or (ii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally);

(k)Upon delivery of each of the certificates representing the Pledged Collateral, or, as applicable, the filing of financing statements pursuant to Section 7(f) hereof, or upon execution of a control agreement, the pledge of the Pledged Collateral pursuant to this Pledge Agreement will create a valid and perfected security interest in the Pledged Collateral, in favor of the Collateral Agent for the benefit of the Collateral Agent and the Noteholders, securing the payment and performance of the Obligations;

(l)Except as otherwise required with respect to Liens granted to secure Pari Passu Obligations, no Pledgor has (i) registered the Pledged Collateral in the name of any other Person, (ii) consented to any agreement by any of the Pledged Subsidiaries in which any such Pledged Subsidiary agrees to act on the instructions of any other Person, (iii) delivered the Pledged Collateral to any other Person, or (iv) otherwise granted “control” (as such term is used in Section 8-106 of the UCC and used herein as therein defined) of the Pledged Collateral to any other Person;

(m)The Powers are duly executed and give the Collateral Agent the authority they purport to confer; and

(n)No Pledgor has any obligation to make further capital contributions or make any other payments to the Pledged Subsidiaries with respect to its interest therein.

SECTION 7. COVENANTS.    SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT:

(a)Except to the extent permitted by the terms of the Note Documents, each Pledgor agrees that it will (i) not change its name or its current legal structure, and will not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets, (ii) maintain its due organization and good standing in its jurisdiction of organization, (iii) not change its jurisdiction of organization, and (iv) not change its mailing address, place of business or chief executive office (if it has more than one place of business), unless such Pledgor shall have given the Collateral Agent not less than ten (10) Business Days prior written notice of such event or occurrence (or such shorter period of time as the Collateral Agent shall in its discretion agree in writing) and the Pledgor shall have taken for the benefit of the Collateral Agent, such steps (with the cooperation of the Pledgors to the extent necessary or advisable) as are necessary or advisable to properly maintain the validity, perfection and priority of the Collateral Agent’s security interest in such Pledged Collateral;

(b)Except as otherwise required with respect to Liens granted to secure Pari Passu Obligations, no Pledgor will (i) register the Pledged Collateral in the name of any Person other than the Collateral Agent, (ii) consent to any agreement between any Pledged Subsidiary and any Person other than the Collateral Agent in which such Pledged Subsidiary agrees to act on the instructions of any such Person, (iii) deliver the Pledged Collateral or any related Power or endorsement to any Person other than the Collateral Agent or (iv) otherwise grant “control” (as such term is used in Section 8-106 of the UCC) of the Pledged Collateral to any Person other than the Collateral Agent;

(c)Each Pledgor will, at its expense, promptly execute, authorize, acknowledge and deliver all such instruments, certificates or other documents, and take all such additional actions as the Collateral Agent from time to time may reasonably request in order to ensure to the Collateral Agent the benefits of the security interest in and to the Pledged Collateral intended to be created by this Pledge Agreement, including, without limitation, (i) the authorization and filing of any necessary UCC financing statements, (ii) the delivery to the Collateral Agent of any certificates that may from time to time evidence the Pledged Collateral, (iii) the execution in blank and delivery of any necessary Powers or other endorsements, and (iv) taking such action as required in the jurisdiction of organization of the applicable Pledged Subsidiary in order to ensure the enforceability and recognition of such security interest in such jurisdiction of organization, and will cooperate with the Collateral Agent, at such Pledgor’s expense, in obtaining all necessary approvals and consents, and making all necessary filings under federal, state, local or foreign law in connection with such security interests;

(d)Each Pledgor has and will defend the title to the Pledged Collateral and the security interests of the Collateral Agent in the Pledged Collateral against the claim of any Person and will maintain and preserve such security interests;

(e)Subject to the terms of Section 9.10(f) of the Note Purchase Agreement, each Pledgor will, upon obtaining ownership of any additional Pledged Collateral promptly and in any event within ten (10) Business Days (or such longer period of time as the Noteholders shall in their discretion agree in writing) deliver to the Collateral Agent a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Exhibit B hereto (a “Pledge Amendment”) in respect of any such additional Pledged Collateral, pursuant to which the Pledgor shall confirm its grant of a security interest in such additional Pledged Collateral pursuant to Section 2 hereof to the Collateral Agent, such grant being deemed effective as of the date hereof, regardless of whether such Pledge Amendment is ever executed pursuant to this paragraph. Each Pledgor shall attach each Pledge Amendment to this Pledge

Agreement and to unilaterally amend Schedule I hereto pursuant to the terms of Section 2 hereof, and agrees that all Pledged Collateral listed on any Pledge Amendment delivered to the Authorized Collateral Agent (as defined in the Intercreditor Agreement and used herein as therein defined), or amended Schedule I, shall for all purposes hereunder be considered Pledged Collateral (it being understood and agreed that the failure by any Pledgor to prepare or execute any such Pledge Amendment shall not prevent the creation or attachment of the Collateral Agent’s lien and security interest in any such shares which creation and attachment shall automatically, and be deemed to, occur pursuant to Section 2 hereof);

(f)Each Pledgor hereby irrevocably authorizes (but does not obligate) the Collateral Agent at any time and from time to time to file in any filing office in any UCC jurisdiction that the Collateral Agent may reasonably deem necessary to perfect the security interest granted hereby, any financing statements or amendments thereto that (i) describe the Pledged Collateral and (ii) contain any other information required by Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment (it being understood that the Pledgors shall file any financing statements or amendments thereto required in connection with the security interests pursuant hereto). Each Pledgor also ratifies its authorization for the Collateral Agent to have filed any financing statements or amendments thereto if filed prior to the date hereof;
(g)Each Pledgor will (i) deliver to the Collateral Agent immediately upon execution of this Pledge Agreement, the originals of all certificates or other instruments constituting Pledged Collateral and (ii) hold in trust for the Collateral Agent upon receipt and immediately thereafter deliver to the Collateral Agent any certificates or other instruments constituting Pledged Collateral;

(h)Each Pledgor will permit the Collateral Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of investment property not represented by certificates which are Pledged Collateral to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of investment property not represented by certificates and all rollovers and replacements therefor to reflect the pledge of such Pledged Collateral granted pursuant to this Pledge Agreement. Each Pledgor will take any actions necessary to cause (i) the issuers of uncertificated securities which are Pledged Collateral and (ii) any securities intermediary which is the holder of any investment property, to cause the Collateral Agent to have and retain control (for purposes of the UCC) over such securities or other investment property. Without limiting the foregoing, each Pledgor will, with respect to investment property which is Pledged Collateral held with a securities intermediary, cause such securities intermediary to enter into a control agreement with the Collateral Agent in form and substance reasonably satisfactory to the Collateral Agent;
(i)Except as otherwise permitted by the terms of the Note Documents, each Pledgor will not (i) permit or suffer any issuer of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Pledged Collateral over which it has voting control to dissolve, liquidate, retire any of its capital stock or other instruments or securities evidencing ownership, reduce its capital or merge or consolidate with any other entity, or (ii) vote any of the instruments, securities or other investment property in favor of any of the foregoing;

(j)Each Pledgor will permit any registerable Pledged Collateral to be registered in the name of the Collateral Agent or its nominee at any time after the occurrence and continuance of an Event of Default, but subject in all cases to the provisions of Section 10 below;

(k)Each Pledgor agrees that it will not (i) except as otherwise permitted by the Note Documents, sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Collateral Agent, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for Permitted Liens, the security interest under this Pledge Agreement and other security interests that secure Pari Passu Obligations;

(l)Each Pledgor agrees to execute and deliver to each Pledged Subsidiary that is a limited liability company or limited partnership a control acknowledgment (“Control Acknowledgment”) substantially in the form of Exhibit D hereto. Each Pledgor shall cause such Pledged Subsidiary to acknowledge in writing its receipt and acceptance thereof. Such Control Acknowledgment shall instruct such Pledged Subsidiary to follow instructions from the Collateral Agent without the Pledgors’ further consent; and

(m)No Pledgor will permit any Pledged Subsidiary to agree that its membership interests are securities governed by Article 8 unless the Pledgor takes such actions as may be required or reasonably requested by the Collateral Agent to grant the Collateral Agent control of such securities.

SECTION 8. VOTING RIGHTS.

(a)During the term of this Pledge Agreement, and except as provided in this Section 8 below, each Pledgor shall have (i) the right to vote the Pledged Stock, Pledged Membership Interests or Pledged Partnership Interests on all governing questions in a manner not inconsistent with the terms of this Pledge Agreement or any Note Documents and (ii) the right to be a member or a partner of all the Pledged Subsidiaries which are limited liability companies or partnerships, respectively.

(b)	Subject in all respects to the provisions of the Intercreditor Agreement:

(i)    After the occurrence and during the continuance of an Event of Default, the Collateral Agent or the Collateral Agent’s nominee may, at the
Collateral Agent’s or such nominee’s option and following not less than ten (10) days prior written notice from the Collateral Agent to the Pledgors, (A) exercise all voting powers pertaining to the Pledged Collateral, including the right to take action by shareholder consent and (B) become a member or partner of each and all of the Pledged Subsidiaries which are limited liability companies or partnerships, respectively, and as such (x) exercise, or direct the applicable Pledgor as to the exercise of all voting, consent, managerial, election and other membership rights to the applicable Pledged Collateral and (y) exercise, or direct any Pledgor as to the exercise of any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the applicable Pledged Collateral, as if the Collateral Agent were the absolute owner thereof, all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure so to do or delay in so doing. Such authorization shall constitute an irrevocable voting proxy from such Pledgor to the Collateral Agent or, at the Collateral Agent’s option, to the Collateral Agent’s nominee; and

(ii)    After an Event of Default is cured or waived, such Pledgor will have the right to exercise the voting and rights, powers, privileges and options that it would otherwise be entitled to exercise pursuant to the terms of the Pledge Agreement prior to the occurrence of any such Event of Default.
SECTION 9. DIVIDENDS AND OTHER DISTRIBUTIONS.

(a)	So long as no Event of Default has occurred and is continuing:

(i)    Each Pledgor shall be entitled to receive and retain any and all dividends, cash distributions and interest paid in respect of the Pledged Collateral to the extent such distributions are not prohibited by the Note Documents; and

(ii)    The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to receive the dividends or interest payments which it is authorized to receive and retain pursuant to clause (i) above.

(b)After the occurrence and during the continuance of an Event of Default:

(i)    Except as otherwise permitted pursuant to the terms of the Note Purchase Agreement, all rights of the Pledgors to receive the dividends, distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 9(a)(i) hereof shall, cease, and all such rights shall, subject in all respects to the provisions of the Intercreditor Agreement, thereupon become vested in the Collateral Agent, for the benefit of the Collateral Agent and the Noteholders, which shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and

(ii)    All dividends, distributions and interest payments which are received by any Pledgor contrary to the provisions of clause (i) of this Section 9(b), subject in all respects to the provisions of the Intercreditor Agreement, shall be received in trust for the Collateral Agent, for the benefit of the Collateral Agent and the Noteholders, shall be segregated from other funds of such Pledgor and shall be paid over immediately to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

The Pledgors will reimburse the Collateral Agent and/or the Noteholders for all expenses incurred by the Collateral Agent and/or the Noteholders, including, without limitation, reasonable attorneys’ and accountants’ fees and expenses in connection with the foregoing, all in accordance with Section 16 of the Note Purchase Agreement.

SECTION 10. REMEDIES.    SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT:

(a)The Collateral Agent shall have, in addition to any other rights given under this Pledge Agreement or by law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the UCC. After the occurrence and during the continuance of an Event of Default and subject to any notice requirements expressly set forth herein, the Collateral Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exercise all voting rights with respect thereto, to collect and receive all cash dividends or distributions and other distributions made thereon, and to otherwise act with respect to the Pledged Collateral as though the Collateral Agent were the outright owner thereof (in the case of a limited liability company, the sole member and manager thereof and, in the case of a partnership, a partner thereof), each Pledgor hereby irrevocably constituting and appointing the Collateral Agent as the proxy and attorney in fact of such Pledgor, with full power of substitution to do so; provided, however, that the Collateral Agent shall have no duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. In addition, after the occurrence and during the continuance of an Event of Default and subject to any notice requirements expressly set forth herein, the Collateral Agent shall have such powers of sale and other powers as may be conferred by applicable law and regulatory requirements. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of the Collateral Agent or which the Collateral Agent shall otherwise have the ability to transfer under applicable law, the Collateral Agent may, in its sole discretion, after the occurrence and during the continuance of an Event of Default, following not less than ten (10) days prior written notice from the Collateral Agent to the Pledgors, sell or cause the same to be sold at any exchange, broker’s board or at public or private sale, in one or more sales or lots, at such price as the Collateral Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. The Collateral Agent and each of the Noteholders may, in its own name, or in the name of a designee or nominee, buy the Pledged Collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale. The Pledgors jointly and severally agree to pay to the Collateral Agent all reasonable out of pocket expenses (including the fees, charges and disbursements of any counsel for the Collateral Agent, any Lender or any L/C Issuer) of, or incidental to, the enforcement of any of the provisions hereof in accordance with Section 16 of the Note Purchase Agreement. The Collateral Agent agrees to distribute any proceeds of the sale of the Pledged Collateral in accordance with Section 10(d) and the Pledgors shall remain liable for any deficiency following the sale of the Pledged Collateral.

(b)The Collateral Agent will give the applicable Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of Lenders, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, each Pledgor agrees that any requirements of reasonable notice shall be met if such notice is received by such Pledgor as provided in Section 22 below at least ten (10) days before the time of the sale or disposition; provided, however, that the Collateral Agent may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand or advertisement for sale is waived, to the extent permitted by law, except as expressly set forth herein.

(c)In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, each Pledgor agrees that after the occurrence and during the continuation of an Event of Default, the Collateral Agent may, from time to time, following not less than ten (10) days prior written notice from the Collateral Agent to the Pledgors, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Collateral Agent may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by the Collateral Agent, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. If the Collateral Agent solicits such offers from not less than four (4) such investors, then the acceptance by the Collateral Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral; provided, however, that this Section does not impose a requirement that the Collateral Agent solicit offers from four (4) or more investors in order for the sale to be commercially reasonable. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under federal or state securities laws, even if such issuer would agree to do so.

(d)All proceeds of the sale of the Pledged Collateral received by the Collateral Agent hereunder shall be applied by the Collateral Agent to payment of the Obligations pursuant to the terms of the Note Purchase Agreement and the Intercreditor Agreement.

SECTION 11. COLLATERAL AGENT APPOINTED ATTORNEY IN FACT. EACH PLEDGOR HEREBY APPOINTS THE COLLATERAL AGENT ITS ATTORNEY IN FACT, COUPLED WITH AN INTEREST, WITH FULL AUTHORITY, SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, IN THE NAME OF SUCH PLEDGOR OR OTHERWISE, FROM TIME TO TIME IN THE COLLATERAL AGENT’S SOLE DISCRETION FOLLOWING THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, TO TAKE ANY ACTION AND TO EXECUTE ANY INSTRUMENT WHICH THE COLLATERAL AGENT MAY DEEM NECESSARY OR ADVISABLE TO ACCOMPLISH THE PURPOSES OF THIS PLEDGE AGREEMENT, INCLUDING, WITHOUT LIMITATION, TO RECEIVE, ENDORSE AND COLLECT ALL INSTRUMENTS MADE PAYABLE TO SUCH PLEDGOR REPRESENTING ANY DIVIDEND, DISTRIBUTION, INTEREST PAYMENT OR OTHER DISTRIBUTION IN RESPECT OF THE PLEDGED COLLATERAL OR ANY PART THEREOF AND TO GIVE FULL DISCHARGE FOR THE SAME AND TO ARRANGE FOR THE TRANSFER OF ALL OR ANY PART OF THE PLEDGED COLLATERAL ON THE BOOKS OF THE PLEDGED SUBSIDIARIES TO THE NAME OF THE COLLATERAL AGENT OR THE COLLATERAL AGENT’S NOMINEE.

SECTION 12. WAIVERS.

(A) EACH PLEDGOR WAIVES PRESENTMENT AND DEMAND FOR PAYMENT OF ANY OF THE OBLIGATIONS, PROTEST AND NOTICE OF DISHONOR OR DEFAULT WITH RESPECT TO ANY OF THE OBLIGATIONS AND ALL OTHER NOTICES TO WHICH SUCH PLEDGOR MIGHT OTHERWISE BE ENTITLED EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN OR IN THE APPLICABLE NOTE DOCUMENT.
(b)Each Pledgor understands and agrees that its obligations and liabilities under this Pledge Agreement shall remain in full force and effect, notwithstanding foreclosure of any property securing all or any part of the Obligations by trustee sale or any other reason impairing the right of any Pledgor, the Collateral Agent or any of the Noteholders to proceed against any Pledged Subsidiary, any other guarantor or any Pledged Subsidiary or such guarantor’s property. Each Pledgor agrees that all of its obligations under this Pledge Agreement shall remain in full force and effect without defense, offset or counterclaim of any kind, notwithstanding that such Pledgor’s rights against any Pledged Subsidiary may be impaired, destroyed or otherwise affected by reason of any action or inaction on the part of the Collateral Agent or any Credit Party.

(c)Each Pledgor hereby expressly waives the benefits of any law in any jurisdiction purporting to allow a guarantor or pledgor to revoke a continuing guaranty or pledge with respect to any transactions occurring after the date of the guaranty or pledge.

SECTION 13. TERM. THIS PLEDGE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT WITH RESPECT TO EACH PLEDGOR UNTIL THE EARLIEST OF (A) THE TERMINATION OF THE NOTE PURCHASE AGREEMENT AND THE REPAYMENT IN FULL IN CASH OF ALL OBLIGATIONS ARISING IN RESPECT THEREOF (OTHER THAN CONTINGENT INDEMNIFICATION OBLIGATIONS), (B) SOLELY WITH RESPECT TO SUCH PLEDGOR (BUT NOT ANY OTHER PLEDGOR) AND THE PLEDGED COLLATERAL OF SUCH PLEDGOR, THE RELEASE OR TERMINATION OF THE OBLIGATIONS OF SUCH PLEDGOR AND ITS PLEDGED COLLATERAL HEREUNDER IN ACCORDANCE WITH THE TERMS OF THE NOTE PURCHASE AGREEMENT, AT WHICH POINT THIS PLEDGE AGREEMENT SHALL (SOLELY WITH RESPECT TO SUCH PLEDGOR, IN THE CASE OF CLAUSE (B)), AUTOMATICALLY TERMINATE AND HAVE NO FURTHER FORCE AND EFFECT (OTHER THAN ANY PROVISIONS OF THIS PLEDGE AGREEMENT THAT EXPRESSLY SURVIVE THE TERMINATION HEREOF) (C) UPON THE OCCURRENCE OF A COLLATERAL RELEASE DATE IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF SECTION 9.10 OF THE NOTE PURCHASE AGREEMENT, OR (D) AS OTHERWISE SPECIFIED IN SECTION 9.10 OF THE NOTE PURCHASE AGREEMENT, INCLUDING IF ALL OF THE LIENS GRANTED HEREUNDER ON THE PLEDGED COLLATERAL ARE RELEASED. THE COLLATERAL AGENT AGREES TO EXECUTE AND DELIVER SUCH DOCUMENTS AS ARE REASONABLY REQUESTED IN ACCORDANCE WITH THE TERMS OF THE NOTE PURCHASE AGREEMENT BY THE COMPANY OR ANY SUCH PLEDGOR TO EVIDENCE SUCH TERMINATION OR RELEASE, AT THE COMPANY’S OR SUCH PLEDGOR’S SOLE COST AND EXPENSE.

SECTION 14. SUCCESSORS AND ASSIGNS.    THIS PLEDGE AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF EACH PLEDGOR, THE COLLATERAL AGENT, FOR THE BENEFIT OF ITSELF AND THE NOTEHOLDERS, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. EACH PLEDGOR’S SUCCESSORS AND ASSIGNS SHALL INCLUDE, WITHOUT LIMITATION, A RECEIVER, TRUSTEE OR DEBTOR IN POSSESSION OF OR FOR SUCH PLEDGOR.

SECTION 15. GOVERNING LAW. THIS PLEDGE AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER NOTE DOCUMENT (EXCEPT, AS TO ANY OTHER NOTE DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 16. WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; VENUE; SERVICE OF PROCESS.

(A)EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PLEDGE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(B)THE COMPANY AND EACH OTHER PLEDGOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE COLLATERAL AGENT, ANY LENDER, ANY L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS RELATING HERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS PLEDGE AGREEMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT AGAINST THE COMPANY OR ANY OTHER PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(C)EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 19 OF THE NOTE PURCHASE AGREEMENT. NOTHING IN THIS PLEDGE AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER
PERMITTED BY APPLICABLE LAW.

(D)THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH OF THE PLEDGORS AND THE COLLATERAL AGENT WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF ALL AMOUNTS PAYABLE

HEREUNDER OR UNDER THE OTHER NOTE DOCUMENTS AND THE TERMINATION OF THIS PLEDGE AGREEMENT.

SECTION 17. NO STRICT CONSTRUCTION. THE PARTIES HERETO HAVE PARTICIPATED JOINTLY IN THE NEGOTIATION AND DRAFTING OF THIS PLEDGE AGREEMENT. IN THE EVENT AN AMBIGUITY OR QUESTION OF INTENT OR INTERPRETATION ARISES, THIS PLEDGE AGREEMENT SHALL BE CONSTRUED AS IF DRAFTED JOINTLY BY THE PARTIES HERETO AND NO PRESUMPTION OR BURDEN OF PROOF SHALL ARISE FAVORING OR DISFAVORING ANY PARTY BY VIRTUE OF THE AUTHORSHIP OF ANY PROVISIONS OF THIS PLEDGE AGREEMENT.

SECTION 18. SEVERABILITY. WHENEVER POSSIBLE, EACH PROVISION OF THIS PLEDGE AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT, IF ANY PROVISION OF THIS PLEDGE AGREEMENT SHALL BE HELD TO BE PROHIBITED OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE ONLY TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS PLEDGE AGREEMENT.

SECTION 19. FURTHER ASSURANCES. EACH PLEDGOR AGREES THAT IT WILL COOPERATE WITH THE COLLATERAL AGENT AND WILL EXECUTE AND DELIVER, OR CAUSE TO BE EXECUTED AND DELIVERED, ALL SUCH OTHER STOCK POWERS, PROXIES, INSTRUMENTS AND DOCUMENTS, AND WILL TAKE ALL SUCH OTHER ACTIONS, INCLUDING, WITHOUT LIMITATION, THE EXECUTION AND FILING OF FINANCING STATEMENTS (AND EACH PLEDGOR HEREBY AUTHORIZES THE COLLATERAL AGENT TO FILE ANY SUCH FINANCING STATEMENTS), AS THE COLLATERAL AGENT MAY REASONABLY DEEM NECESSARY FROM TIME TO TIME IN ORDER TO CARRY OUT THE PROVISIONS AND PURPOSES OF THIS PLEDGE AGREEMENT.

SECTION 20. THE COLLATERAL AGENT’S DUTY OF CARE. THE COLLATERAL AGENT SHALL NOT BE LIABLE FOR ANY ACTS, OMISSIONS, ERRORS OF JUDGMENT OR MISTAKES OF FACT OR LAW INCLUDING, WITHOUT LIMITATION, ACTS, OMISSIONS, ERRORS OR MISTAKES WITH RESPECT TO THE PLEDGED COLLATERAL, EXCEPT FOR THOSE ARISING OUT OF OR IN CONNECTION WITH THE COLLATERAL AGENT’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NON-APPEALABLE JUDGMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE
COLLATERAL AGENT SHALL BE UNDER NO OBLIGATION TO TAKE ANY STEPS NECESSARY TO PRESERVE RIGHTS IN THE PLEDGED COLLATERAL AGAINST ANY OTHER PARTIES BUT MAY DO SO AT ITS OPTION. ALL EXPENSES INCURRED IN CONNECTION THEREWITH SHALL BE FOR THE SOLE ACCOUNT OF THE PLEDGORS AND SHALL CONSTITUTE PART OF THE OBLIGATIONS SECURED HEREBY.

SECTION 21. NOTICES.    ALL NOTICES AND OTHER COMMUNICATIONS PROVIDED FOR HEREUNDER SHALL BE DELIVERED IN THE MANNER SET FORTH IN SECTION 19 OF THE NOTE PURCHASE AGREEMENT.

SECTION 22. AMENDMENTS, WAIVERS AND CONSENTS. THIS PLEDGE AGREEMENT MAY NOT BE AMENDED EXCEPT IN A WRITING SIGNED BY THE COLLATERAL AGENT AND EACH PLEDGOR, SUBJECT TO SECTION 18 OF THE NOTE PURCHASE AGREEMENT.

SECTION 23. SECTION HEADINGS. THE SECTION HEADINGS HEREIN ARE FOR CONVENIENCE OF REFERENCE ONLY, AND SHALL NOT AFFECT IN ANY WAY THE INTERPRETATION OF ANY OF THE PROVISIONS HEREOF.

SECTION 24. EXECUTION IN COUNTERPARTS; ELECTRONIC EXECUTION. THIS PLEDGE AGREEMENT MAY BE EXECUTED IN COUNTERPARTS (AND BY DIFFERENT PARTIES HERETO IN DIFFERENT COUNTERPARTS), EACH OF WHICH SHALL CONSTITUTE AN ORIGINAL, BUT ALL OF WHICH WHEN TAKEN TOGETHER SHALL CONSTITUTE A SINGLE CONTRACT. DELIVERY OF AN EXECUTED COUNTERPART SIGNATURE PAGE OF THIS PLEDGE AGREEMENT BY TELECOPIER OR OTHER ELECTRONIC IMAGING MEANS (E.G. “PDF” OR “TIF”) SHALL BE EFFECTIVE AS DELIVERY OF A MANUALLY EXECUTED COUNTERPART OF THIS AGREEMENT.

SECTION 25. ENTIRE AGREEMENT. THIS PLEDGE AGREEMENT AND THE OTHER NOTE DOCUMENTS (INCLUDING, FOR THE AVOIDANCE OF DOUBT, THE INTERCREDITOR AGREEMENT) REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

SECTION 26. ADDITIONAL PLEDGORS. PURSUANT TO THE NOTE PURCHASE AGREEMENT, THE COMPANY MAY BE REQUIRED TO, AND/OR TO CAUSE CERTAIN SUBSIDIARIES TO, EXECUTE AND DELIVER TO THE COLLATERAL AGENT (A) IN THE CASE OF A SUBSIDIARY THAT IS NOT A PLEDGOR AT SUCH TIME, A PLEDGE SUPPLEMENT IN THE FORM OF EXHIBIT A HERETO AND (B) IN THE CASE OF THE COMPANY OR A SUBSIDIARY THAT IS A
PLEDGOR AT SUCH TIME, A PLEDGE AMENDMENT IN THE FORM OF EXHIBIT B HERETO, TOGETHER WITH SUCH SUPPORTING DOCUMENTATION REQUIRED PURSUANT TO THE NOTE PURCHASE AGREEMENT IN ORDER TO CREATE A PERFECTED SECURITY INTEREST IN THE EQUITY INTERESTS IN CERTAIN SUBSIDIARIES. THE EXECUTION AND DELIVERY OF SUCH INSTRUMENT SHALL NOT REQUIRE THE CONSENT OF ANY PLEDGOR HEREUNDER. THE RIGHTS AND OBLIGATIONS OF EACH PLEDGOR HEREUNDER SHALL REMAIN IN FULL FORCE AND EFFECT NOTWITHSTANDING THE ADDITION OF ANY NEW PLEDGOR AS A PARTY TO THIS PLEDGE AGREEMENT.

SECTION 27. IRREVOCABLE AGREEMENTS. EACH PLEDGOR IRREVOCABLY AGREES THAT NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE APPLICABLE PARTNERSHIP AGREEMENT WITH RESPECT TO ANY PLEDGED PARTNERSHIP INTERESTS PLEDGED BY IT HEREUNDER OR IN THE APPLICABLE OPERATING AGREEMENT WITH RESPECT TO ANY PLEDGED MEMBERSHIP INTERESTS PLEDGED BY IT HEREUNDER, (A) SUCH PLEDGOR SHALL BE ENTITLED TO MAKE AN ASSIGNMENT OF ITS INTEREST (OR ANY PART THEREOF) IN SUCH PARTNERSHIP AND/OR LIMITED LIABILITY COMPANY PURSUANT TO ANY NOTE DOCUMENT EXECUTED BY SUCH PLEDGOR TO SECURE THE OBLIGATIONS, (B) SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, THE COLLATERAL AGENT AND/OR THE NOTEHOLDERS SHALL BE ENTITLED TO EXERCISE ANY AND ALL OF THEIR RIGHTS AND REMEDIES AGAINST SUCH PLEDGED PARTNERSHIP INTERESTS AND/OR PLEDGED MEMBERSHIP INTERESTS PURSUANT TO SUCH NOTE DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO FORECLOSE UPON OR OTHERWISE EFFECTUATE AN ASSIGNMENT OF SUCH PLEDGED PARTNERSHIP INTERESTS AND/OR PLEDGED MEMBERSHIP INTERESTS IN ACCORDANCE THEREWITH, AND (C) SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, THE COLLATERAL AGENT AND/OR THE NOTEHOLDERS (AND/OR ANY AFFILIATE OF THE COLLATERAL AGENT AND/OR THE NOTEHOLDERS AND/OR ANY ENTITY FORMED BY THE COLLATERAL AGENT AND/OR THE NOTEHOLDERS) SHALL BE ENTITLED TO BE ADMITTED AS A PARTNER (INCLUDING AS THE GENERAL PARTNER) OF SUCH PARTNERSHIP OR AS A MEMBER (INCLUDING AS THE MANAGING MEMBER) OF SUCH LIMITED LIABILITY COMPANY, AS THE CASE MAY BE, AND/OR MAKE AN ASSIGNMENT OF ALL OR ANY PORTION OF SUCH INTEREST TO ANY PERSON(S) WHO SHALL HAVE THE RIGHT TO BE ADMITTED AS PARTNERS OF SUCH PARTNERSHIP OR A MEMBER OF SUCH LIMITED LIABILITY COMPANY, AS THE CASE MAY BE (EACH OF CLAUSES (A), (B) AND (C) COLLECTIVELY, A “PERMITTED ASSIGNMENT”). FOR THE AVOIDANCE OF DOUBT, ANY ASSIGNEE OF THE COLLATERAL AGENT AND/OR THE NOTEHOLDERS THAT SHALL BECOME A PARTNER OF ANY SUCH PARTNERSHIP OR A MEMBER OF ANY SUCH LIMITED LIABILITY COMPANY, AS THE CASE MAY BE, PURSUANT TO A PERMITTED ASSIGNMENT (EXCLUDING ANY ASSIGNEE THAT IS AN ENTITY FORMED BY THE COLLATERAL AGENT AND/OR THE NOTEHOLDERS AND CONTINUES TO HOLD AN INTEREST AS A
PARTNER OF SUCH PARTNERSHIP OR MEMBER OF SUCH LIMITED LIABILITY COMPANY, AS THE CASE MAY BE) SHALL THEREAFTER BE SUBJECT TO THE TERMS OF THIS SECTION 27 FOR ANY SUBSEQUENT ASSIGNMENT TO BE MADE BY SUCH PARTNER OR MEMBER, AS THE CASE MAY BE.

SECTION 28. INTERCREDITOR AGREEMENT GOVERNS.

(a)Notwithstanding anything herein to the contrary, the liens and security interests granted pursuant to this Pledge Agreement and the exercise of any right or remedy with respect to any Pledged Collateral hereunder are subject to the provisions of the Intercreditor Agreement, dated as of June 29, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Bank of America, N.A., as BOA Credit Facility Collateral Agent (as defined therein) and BOA Term Loan Collateral Agent (as defined therein), Capital One, National Association, as the Capital One Term Loan Collateral Agent (as defined therein), Truist Bank, as the Senior Notes Collateral Agent (as defined therein), U.S. Bank National Association, as the US Bank Lessee LOC Secured Party (as defined therein) and the US Bank Term Loan Collateral Agent (as defined therein), certain other Persons party or that may become party thereto from time to time as an Additional Pari Passu Collateral Agent (as defined therein), and acknowledged by the Company, the Parent REIT and certain Subsidiaries of the Company from time to time party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and this Pledge Agreement, the terms of the Intercreditor Agreement shall govern and control.

(b)In accordance with the terms of the Intercreditor Agreement, any Pledged Collateral delivered to the Collateral Agent (or if not the Collateral Agent, the Authorized Collateral Agent (as defined in the Intercreditor Agreement) shall be held by such Person as gratuitous bailee for the Pari Passu Secured Parties (as defined in the Intercreditor Agreement) solely for the purpose of perfecting the security interest granted under this Pledge Agreement.

(c)Nothing contained in the Intercreditor Agreement shall be deemed to modify any of the provisions of this Pledge Agreement, which, as among the Company, the Pledgors and the Collateral Agent shall remain in full force and effect in accordance with its terms.

SECTION 29. DELIVERY OF COLLATERAL. TO THE EXTENT ANY PLEDGOR IS REQUIRED HEREUNDER TO DELIVER COMMON COLLATERAL (AS DEFINED IN THE INTERCREDITOR AGREEMENT) TO THE COLLATERAL AGENT FOR PURPOSES OF POSSESSION AND CONTROL AND IS UNABLE TO DO SO AS A RESULT OF HAVING PREVIOUSLY DELIVERED SUCH COMMON COLLATERAL TO THE AUTHORIZED COLLATERAL AGENT (AS DEFINED IN THE INTERCREDITOR AGREEMENT), IN THE EVENT SUCH PERSON IS NOT THE COLLATERAL AGENT, IN ACCORDANCE WITH THE TERMS OF THE INTERCREDITOR AGREEMENT, SUCH PLEDGOR’S OBLIGATIONS HEREUNDER WITH RESPECT TO SUCH DELIVERY SHALL BE DEEMED SATISFIED BY THE
DELIVERY TO SUCH AUTHORIZED COLLATERAL AGENT, ACTING AS A GRATUITOUS BAILEE OF THE COLLATERAL AGENT PURSUANT TO THE INTERCREDITOR AGREEMENT.

SECTION 30. INCORPORATION BY REFERENCE. IT IS UNDERSTOOD THAT ALL THE RIGHTS, PRIVILEGES, PROTECTIONS AND IMMUNITIES GRANTED TO THE COLLATERAL AGENT PURSUANT TO THE COLLATERAL AGENCY AGREEMENT SHALL BE INCORPORATED BY REFERENCE IN THIS PLEDGE AGREEMENT AND APPLICABLE TO THE COLLATERAL AGENT UNDER THIS PLEDGE AGREEMENT AS IF FULLY SET FORTH HEREIN.

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE COLLATERAL AGENT SHALL NOT BE REQUIRED TO TAKE ANY ACTION UNDER THIS PLEDGE AGREEMENT ABSENT WRITTEN DIRECTION FROM THE NOTEHOLDERS AS SET FORTH IN THE COLLATERAL AGENT AGREEMENT.

The remainder of this page is intentionally blank.

IN WITNESS WHEREOF, the Pledgors and the Collateral Agent have executed this Pledge Agreement as of the date set forth above.

PLEDGORS:
[INSERT NAME OF PLEDGOR]

By:     Name: [Type Signatory Name]
Title:    [Type Signatory Title]

Address for Notices for all Pledgors:

Address:

Attention:         Telecopier: (    )        -

TRUIST BANK,
as Collateral Agent
By:     Name: [Type Signatory Name]
Title: [Type Signatory Title]

4821-0
753-04
31 v.5

Acknowledgement to Pledge Agreement
\\DC - 038546/000027 - 15108074 v5

SCHEDULE I
to
PLEDGE AGREEMENT PLEDGED SUBSIDIARIES
Pledged Stock

Pledgor	Record Holder	Pledged Subsidiary	Cert. No.	No. of Shares	% of Interests held by Pledgor	% of Total Outstanding Interests

Pledged Membership Interests

Pledgor	Pledged Subsidiary	Percentage of Membership Interest owned by the Pledgor

Pledged Partnership Interests

Pledgor	Pledged Subsidiary	Percentage of Partnership Interest owned by the Pledgor

SCHEDULE II
to
PLEDGE AGREEMENT
TYPES OF ENTITY, JURISDICTION OF
ORGANIZATION, CHIEF EXECUTIVE OFFICE LOCATION

Pledgor	Type of Entity	Jurisdiction of Organization	Mailing Address of Chief Executive Office

PRIOR NAMES OF PLEDGORS DURING LAST FIVE YEARS

Pledgor	Prior Name	Date of Name Change

EXHIBIT A
to
PLEDGE AGREEMENT
FORM OF PLEDGE SUPPLEMENT

SUPPLEMENT NO. dated as of      , 20 (this “Supplement”) to the PLEDGE AGREEMENT dated as of [     ] (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), among certain Subsidiaries of the Company from time to time signatory thereto (each as a “Pledgor”, and collectively, as the “Pledgors”) and Truist Bank, as Collateral Agent for the benefit of the Noteholders (in such capacity, the “Collateral Agent”).

Reference is made to the Note Purchase Agreement dated as of November 12, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), entered into among Pebblebrook Hotel, L.P., a Delaware limited partnership (the “Company”), Pebblebrook Hotel Trust, a Maryland real estate investment trust (the “Parent REIT”), the Subsidiaries of the Company from time to time party thereto as Guarantors, each lender from time to time party thereto (collectively, the “Lenders”), the Collateral Agent and the other parties thereto.

Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Pledge Agreement or the Note Purchase Agreement.

The undersigned Subsidiary of the Company (the “New Pledgor”) is executing this Supplement in accordance with the requirements of the Note Purchase Agreement and the Pledge Agreement to become a Pledgor under the Pledge Agreement in consideration for Loans previously made to, or issued for the account of, the Company.
Accordingly, Collateral Agent and the New Pledgor agree as follows:

SECTION 1. In accordance with Section 26 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof except for representations and warranties which by their express terms refer to a specific date. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations, does hereby create and grant to Collateral Agent, its successors and assigns, a security interest in and Lien on all of the New Pledgor’s right, title and interest in and to the Pledged Collateral (as defined in the Pledge Agreement) of the New Pledgor. Each reference to a “Pledgor” or the “Pledgors” in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

SECTION 2. The New Pledgor represents and warrants to Collateral Agent that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting Noteholders’ rights generally.

SECTION 3.    This Supplement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement. This
Supplement shall become effective when Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and Collateral Agent. Delivery of an executed signature page of this Supplement by facsimile transmission or pdf shall be effective as delivery of a manually executed counterpart hereof.

SECTION 4.    The New Pledgor hereby represents and warrants that set forth on
Schedule I attached hereto is a true and correct schedule with respect to all its Pledged Collateral.

SECTION 5.    Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

SECTION 6. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Supplement which are valid.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature below.

SECTION 8. The New Pledgor agrees to reimburse Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for Collateral Agent in accordance with Section 16 of the Note Purchase Agreement.

IN WITNESS WHEREOF, the New Pledgor and Collateral Agent have duly executed this Supplement as of the day and year first above written.
[NEW PLEDGOR]
By:
Name: [Type Signatory Name]
Title: [Type Signatory Title]
Address:

Attention:
Telecopier: (    )    -

TRUIST BANK,
as Collateral Agent
By:
Name: [Type Signatory Name]
Title: [Type Signatory Title]

Pledged Stock

Schedule I to Supplement No.     to the Pledge Agreement

Pledgor	Record Holder Pledged Subsidiary

Certificate Number

Number of    % Shares

Pledged Membership Interests

Pledgor	Pledged Subsidiary Percentage of Membership Interest owned by the Pledgor

Pledged Partnership Interests

Pledgor	Pledged Subsidiary Percentage of Partnership Interest owned by the Pledgor

EXHIBIT B
to
PLEDGE AGREEMENT
FORM OF PLEDGE AMENDMENT
Reference is hereby made to the Pledge Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”) dated as of [     ], by and among     (the “Pledgor”), certain other Subsidiaries of the Company from time to time signatory thereto and Truist Bank, as Collateral Agent for the benefit of the Noteholders (in such capacity, the “Collateral Agent”), whereby the Pledgor has pledged certain capital stock, membership interests and partnership interests, as applicable, of certain of its Subsidiaries as collateral to the Collateral Agent, for the ratable benefit of the Noteholders, as more fully described in the Pledge Agreement. This Amendment is a “Pledge Amendment” as defined in the Pledge Agreement and is, together with the acknowledgments, certificates, and Powers delivered herewith, subject in all respects to the terms and provisions of the Pledge Agreement. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Pledge Agreement.

By its execution below, the Pledgor hereby agrees that (i) the [capital stock of the corporation(s)] [membership interests of the limited liability company(s)] [partnership interests of the partnership(s)] listed on Schedule I hereto shall be pledged to the Collateral Agent as additional collateral pursuant to Section 2[(a)(b)(c)](ii) of the Pledge Agreement, (ii) such property shall be considered [Pledged Stock] [Pledged Membership Interests] [Pledged Partnership Interests] under the Pledge Agreement and be a part of the Pledged Collateral pursuant to Section 2 of the Pledge Agreement, and (iii) each such [corporation] [limited liability company] [partnership] listed on Schedule I hereto shall be considered a Pledged Subsidiary for purposes of the Pledge Agreement.

By its execution below, the Pledgor represents and warrants that it has full power and authority to execute this Pledge Amendment and that the representations and warranties contained in Section 6 of the Pledge Agreement are true and correct in all respects as of the date hereof and after taking into account the pledge of the additional [Pledged Stock] [Pledged Membership Interests] [Pledged Partnership Interests] relating hereto. The Pledge Agreement, as amended and modified hereby, remains in full force and effect and is hereby ratified and confirmed.

IN WITNESS WHEREOF, the Pledgor has executed and delivered this Pledge Amendment as of this    day of    ,    .
[PLEDGOR]
By:
Name: [Type Signatory Name]
Title: [Type Signatory Title]

Pledgor    Record Holder    Pledged

Schedule I to
Pledge Amendment
Pledged Stock
Certificate

Number of    %

Subsidiary

Number

Shares

Pledged Membership Interests

Pledgor	Pledged Subsidiary Percentage of Membership Interest owned by the Pledgor

Pledged Partnership Interests

Pledgor	Pledged Subsidiary Percentage of Partnership Interest owned by the Pledgor

ACKNOWLEDGMENT TO
PLEDGE AMENDMENT
The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Amendment, agrees promptly upon the request of the Collateral Agent to note on its books the security interests granted under such Pledge Agreement, agrees that after the occurrence and during the continuance of an Event of Default it will comply with instructions originated by the Collateral Agent without further consent by the Pledgor and waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent or its nominee.

[NAME[S] OF ADDITIONAL PLEDGED SUBSIDIARY[IES]]
By:
Name: [Type Signatory Name]
Title: [Type Signatory Title]

EXHIBIT C
to
PLEDGE AGREEMENT
FORM OF STOCK POWER

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to

Shares of Common Stock of , a corporation, represented by Certificate No. (the “Stock”), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint as the undersigned’s true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.
Dated:
[PLEDGOR]
By:
Name: [Type Signatory Name]
Title: [Type Signatory Title]

~~CERTIFICATE~~

EXHIBIT D
to
PLEDGE AGREEMENT
Form of Control Acknowledgment CONTROL ACKNOWLEDGMENT

PLEDGED SUBSIDIARY:    [MEMBERSHIP][PARTNERSHIP] INTEREST OWNER:
[Name of Pledged Subsidiary]    [Name of Pledgor]

Reference is hereby made to that certain Pledge Agreement dated as of [●], 202[●] (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”) among a [member][partner] of [Name of Pledged Subsidiary], a [     ] limited [liability company][partnership] (a “Pledged Subsidiary”), certain other Subsidiaries of the Company from time to time signatory thereto and Bank of America, N.A., as Collateral Agent for the benefit of the Noteholders (in such capacity, the “Collateral Agent”). Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Pledge Agreement.

Pledged Subsidiary is hereby instructed by the Pledgor that all of the Pledgor’s right, title and interest in and to all of the Pledgor’s rights in connection with any [membership][partnership] interests in Pledged Subsidiary now and hereafter owned by the Pledgor are subject to a pledge and security interest in favor of Collateral Agent. Pledgor hereby instructs the Pledged Subsidiary to act upon any instruction delivered to it by the Collateral Agent with respect to the Pledged Collateral without seeking further instruction from the Pledgor, and, by its execution hereof, the Pledged Subsidiary agrees to do so.

Pledged Subsidiary, by its written acknowledgement and acceptance hereof, hereby acknowledges receipt of a copy of the aforementioned Pledge Agreement and agrees promptly upon the request of the Collateral Agent to note on its books the security interest granted under such Pledge Agreement. Each Pledged Subsidiary also waives any rights or requirements at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Collateral in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent or its nominee.

The remainder of this page is intentionally blank.

EXHIBIT ~~A~~B
(to Note Purchase Agreement)

IN WITNESS WHEREOF, the Pledgor has caused this Control Acknowledgment to be duly signed and delivered by its officer duly authorized as of this     day of     , 20     .
[PLEDGOR]
By:
Name: [Type Signatory Name]
Title: [Type Signatory Title]
Acknowledged and accepted this
    day of    , 20     [PLEDGED SUBSIDIARY]
By:     Name: [Type Signatory Name]
Title: [Type Signatory Title]

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